1933 Act File No. 333-272579

1940 Act File No. 811-23883

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 9	[X]

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 11	[X]

THE 2023 ETF SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

c/o Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

(Address of Principal Executive Offices)

(614) 416-9058

(Registrant’s Telephone Number)

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

(Name and Address of Agent for Service)

Copy to:

W. John McGuire, Esquire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

It is proposed that this filing will become effective (check appropriate box):

[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485.	[ ] On (Date) pursuant to paragraph (a) (1) of Rule 485.
[X] 75 days after filing pursuant to paragraph (a) (2) of Rule 485.	[ ] On (Date) pursuant to paragraph (a) (2) of Rule 485.
[ ] Immediately upon filing pursuant to paragraph (b) of Rule 485.	[ ] On (Date) pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUBJECT TO COMPLETION, DATED JUNE 24, 2025

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER OR SALE IS NOT PERMITTED.

The 2023 ETF Series Trust

Prospectus | [Date], 2025

Pictet AI & Automation ETF (Ticker Symbol: PBOT)

Pictet Cleaner Planet ETF (Ticker Symbol: PCLN)

Pictet AI Enhanced International Equity ETF (Ticker Symbol: PQNT)

Pictet Emerging Markets Rising Economies ETF (Ticker Symbol: RISE)

Pictet Emerging Markets Debt ETF (Ticker Symbol: EMFI)

Principal U.S. Listing Exchange: [______]

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary – Pictet AI & Automation ETF

Investment Objective

The Pictet AI & Automation ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fee	[XX]%
Distribution and service (12b-1) fees	0.00%
Other expenses[1]	[XX]%
Acquired Fund Fees and Expenses[1]	[XX]%
Total annual Fund operating expenses	[XX]%

[1]	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[-]	$[-]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. The Fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in global equity securities of artificial intelligence and automation companies. In selecting investments for the Fund, Pictet Asset Management S.A., the Fund’s investment adviser (the “Adviser”), generally focuses on companies that have a distinct link to artificial intelligence and/or automation as measured by the proportion of the company (e.g., sales, EBITDA, enterprise value, Capex, or other relevant metrics) that contributes to and benefits from the value chain in artificial intelligence, robotics, cybersecurity, semiconductors, and software. This includes companies that produce the essential hardware and services, as well as those providing technologies that enable robots to sense, process, communicate, and act; companies that redefine, optimize and automate enterprise workflows; companies that change the way we interact with each other and consume, and those that develop robotics and automation solutions aimed at consumer and service applications for everyday life. The Fund is expected to have significant exposure to securities of issuers in the information technology, industrials, communication services, and consumer discretionary sectors. Further, the Fund will, in the aggregate, invest more than 25% of its assets in securities of companies in the industries comprising the information technology sector.

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The Adviser seeks to achieve the Fund’s investment objective by outperforming (net of fees) the MSCI All Country World Index net total return USD over a full market cycle. In selecting companies for inclusion, the Adviser employs a two-step stock selection process. The first step is a thematic screen that narrows the broader investment universe to those companies with sufficient exposure to artificial intelligence and automation themes. The second step involves targeted fundamental analysis, where stocks are selected based on the research and highest convictions of the investment managers. This analysis takes into account factors such as the company's business franchise, management quality, valuation, liquidity, and volatility. The final portfolio is a combination of the highest convictions resulting from the investment process. The portfolio's sell discipline is based on residual upside to target price and/or remaining stock catalysts. It is typical to sell or reduce holdings in securities when a price target (where defined) has been reached and/or when no catalysts are identified for the near term, or if the conviction level from one of the theme strategy managers is deteriorating. Ultimately, it is at the discretion of the Adviser to determine when to sell a security.

In managing the Fund’s assets, the Adviser invests in exchange-listed securities of companies located in developed countries around the world. The securities the Fund invests in include common and preferred stocks, securities convertible or exchangeable into common stocks, warrants, rights to purchase common stocks, real estate investment trusts (“REITs”), participation certificates, and depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)). The Fund may invest in companies of any market capitalization.

The Fund may invest in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). The Fund may also invest in debt securities of companies in developed and emerging market countries.

The investment process considers relevant Sustainability Risks including Transition Risk, Physical Risk, Environmental Risk, Social Risk, and Governance Risk.

The Advisor considers Sustainability factors a core element. Adverse impacts are reduced by excluding certain categories of issuers. Sustainability factors may have a positive or a negative effect on the returns of the Fund’s portfolio. The Sustainability factors deemed material to the Fund are at the discretion of the Adviser.

In line with the Adviser’s commitment to responsible investment:

●	The Adviser ensures that voting rights are exercised methodically;

●	The Adviser may engage with issuers in order to positively influence ESG practices;

●	The Fund adopts an exclusion policy for direct investments deemed incompatible with the Adviser’s approach to responsible investment. Such exclusions may include: i) Exclusions of issuers that are involved in the production of nuclear weapons in countries that are not signatories to the Treaty on the Non-Proliferation of Nuclear Weapons (NPT), and in the production of other controversial weapons; ii) severely violate the UN Global Compact principles on human rights, labour standards, environmental protection and anti-corruption; and iii) exclusions of countries subject to international sanctions.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest in the securities of a smaller number of issuers than a diversified fund.

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Principal Risks of Investing in the Fund

The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. Many factors can affect this value, and you may lose money by investing in the Fund or your investment in the Fund could underperform other investments. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

●	Risks Relating to Companies Focused on Artificial Intelligence, Robotics, Cybersecurity, Semiconductors and Software. The Fund may be particularly sensitive to the risks affecting companies focused on artificial intelligence, robotics, cybersecurity, semiconductors and software. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, rapidly changing technologies, rapid obsolescence of products and services, increasing regulatory scrutiny, and changes in government regulatory requirements. Securities of such companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. These companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies.

●	Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of a security may decline for a number of reasons that may directly relate to the issuer as well as due to general industry or market conditions. Common stock is subordinated to preferred securities and debt in a company’s capital structure. Common stock has the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.

●	Foreign Securities Risk. The Fund invests in foreign securities, which are generally riskier than U.S. securities. As a result the fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), natural disasters and public health emergencies occurring in a country where the fund invests could cause the fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions, tariffs or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

●	Foreign Currency Risk. The Fund may invest in non-U.S. dollar denominated securities of foreign issuers. Where a fund’s NAV is determined in U.S. dollars and the fund invests in non-U.S. dollar denominated securities, the fund’s NAV could decline if the currency of the non-U.S. market in which the fund invests depreciates against the U.S. dollar, even if the value of the fund’s holdings, measured in the foreign currency, increases. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

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●	Security Pricing Risk. The risk of uncertainty of price changes. Usually, the higher the volatility of an asset or instrument, the higher its risk. The prices for securities in which the Fund invests may change significantly in short-term periods.

●	Investment Restrictions Risk. The risk arising from governmental capital controls or restrictions that may negatively impact the timing and amount of capital being divested. In some cases, the Fund may not be able to withdraw investments made in some countries. Governments may change restrictions on foreign ownership of local assets, including but not limited to restrictions on sectors, individual and aggregate trading quotas, percentage of control and type of shares available to foreigners. The Fund may not be able to implement their strategies due to restrictions.

●	Rights and Warrants Risk. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. A warrant or a right may become worthless unless exercised or sold before expiration. For example, if the market price of the common stock related to the warrant or right does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant or right may be greater than the percentage increase or decrease in the value of the underlying common stock.

●	Real Estate Investment Trusts (REITs) Risk. There are special risk considerations associated with investing in the real estate industry securities such as REITs and the securities of companies principally engaged in the real estate industry. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of an ETF investing in the Real Estate Industry.

●	Depositary Receipts Risk. Depositary receipts (such as ADRs, GDRs and EDRs) are instruments that represent shares in companies trading outside the markets in which the depositary receipts are traded. Accordingly, whilst the depositary receipts are traded on Recognized Exchanges, there may be other risks associated with such instruments to consider for example the shares underlying the instruments may be subject to political, inflationary, exchange rate or custody risks.

●	Sustainability & ESG Data Risk. The risk arising from any environmental, social or governance events or conditions that, were they to occur, could cause a material negative impact on the value of the investment.

The set of sustainability risks below are relevant to the Adviser’s investment strategies, as the Fund integrates sustainability risks. When selecting and monitoring investments, these sustainability risks are systematically considered along with all other risks deemed relevant for the Fund, taking into account its investment policy / strategy.

○	Transition Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by the transition to a low carbon economy due to their involvement in exploration, production, processing, trading and sale of fossil fuels, or their dependency upon carbon intensive materials, processes, products and services. Transition risk may result from several factors, including rising costs and/or limitation of greenhouse gas emissions, energy-efficiency requirements, reduction in fossil fuel demand or shift to alternative energy sources, due to policy, regulatory, technological and market demand changes. Transition risks may negatively affect the value of investments by impairing assets or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

○	Physical Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by the physical impacts of climate change. Physical risk includes acute risks arising from extreme weather events such as storms, floods, droughts, fires or heatwaves, and chronic risks arising from gradual changes in the climate, such as changing rainfall patterns, rising sea levels, ocean acidification, and biodiversity loss. Physical risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

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○	Environmental Risk. The risk posed by the exposure to issuers that may potentially be causing or affected by environmental degradation and/or depletion of natural resources. Environmental risk may result from air pollution, water pollution, waste generation, depletion of freshwater and marine resources, loss of biodiversity or damages to ecosystems. Environmental risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

○	Social Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by social factors such as poor labor standards, human rights violations, damages to public health, data privacy breaches, or increased inequalities. Social risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

○	Governance Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by weak governance structures. For companies, governance risk may result from malfunctioning boards, inadequate remuneration structures, abuses of minority shareholders or bondholders’ rights, deficient controls, aggressive tax planning and accounting practices, or lack of business ethics. For countries, governance risk may include governmental instability, bribery and corruption, privacy breaches and lack of judicial independence. Governance risk may negatively affect the value of investments due to poor strategic decisions, conflicts of interest, reputational damages, increased liabilities or loss of investor confidence.

○	ESG Data Risk. ESG information from third-party data providers may be incomplete, inaccurate, or unavailable. As a result, there is a risk that the Adviser may incorrectly assess a security or issuer, resulting in the incorrect inclusion or exclusion of a security in the Fund’s portfolio. Incomplete, inaccurate, or unavailable ESG data may also act as a methodological limitation to a non-financial investment strategy (such as the application of ESG criteria or similar). The Adviser will seek to mitigate this risk through its own assessment. In the event that the ESG characteristics of a security held by the Fund change, resulting in the security being sold, neither the Fund, nor the Adviser accept liability in relation to such change.

As with the use of any considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.

●	Emerging Markets Risk. Investing in securities of issuers located in emerging market countries generally is riskier than investing in securities of issuers located in foreign developed countries due to lower liquidity, market manipulation concerns, limited reliable access to capital, and differing company organizational structures. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets. Additionally, certain jurisdictions do not provide the Public Company Accounting Oversight Board (PCAOB) with sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, potentially exposing investors in U.S. capital markets to significant risks.

●	Active Management Risk. The risk that the Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available investments. Any given investment strategy may fail to produce the intended results, and the Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

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●	Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical and other events (e.g., wars, pandemics, sanctions and terrorism) will disrupt securities markets, adversely affect the general economy or particular economies and markets and exacerbate the effects of other risks to which the Fund is subject, thereby reducing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or in other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies and industries. Terrorism in the United States and around the world has increased geopolitical risk, and terrorist attacks could result in the closure of securities markets or other disruptions. Securities markets are susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them held by the Fund. Fraud and other deceptive practices committed by an issuer of securities held by the Fund, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud contributes to overall market volatility, which can adversely affect the Fund’s investment program.

●	Industry Concentration Risk. The Fund concentrates its investments in the banks, financial services, and insurance industries. The Fund is therefore subject to greater risk of loss as a result of adverse economic, business, political, environmental or other developments affecting those industries.

○	Information Technology Industries Risk. The stock prices of technology and technology-related companies and therefore the value of the Fund may experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

●	Sector Focus Risk. Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors. While the Fund’s sector exposure is expected to vary over time, the Fund anticipates that it may be subject to some or all of the risks described below. The list below is not a comprehensive list of the sectors to which the Fund may have exposure over time and should not be relied on as such.

○	Communication Services Sector Risk. Market or economic factors impacting companies in the Communication Services Sector that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of communication services companies and companies that rely heavily on technology is particularly vulnerable to research and development costs, substantial capital requirements, product and services obsolescence, government regulation, and domestic and international competition, including competition from foreign competitors with lower production costs. Stocks of communication services companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the Communication Services Sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. While all companies may be susceptible to network security breaches, certain companies in the Communication Services Sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

○	Consumer Discretionary Sector Risk. To the extent that the Fund invests a substantial portion of its assets in the consumer discretionary sector, the Fund will be particularly susceptible to the risks associated with companies operating in such sector. Companies in the consumer discretionary sector are subject to risks, including fluctuations in the performance of the overall domestic and international economy, shipment and supply chain disruptions, interest rate changes, currency exchange rates, increased competition and consumer confidence. Performance of such companies may also be adversely affected by factors such as reduced disposable household income, reduced consumer spending, and changing demographics and consumer tastes.

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○	Industrials Sector Risk. The Industrials Sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economy growth, international political and economic developments, exchange rates, commodity prices, environmental issues, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation.

○	Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

●	Special Purpose Acquisition Companies Risk. SPACs are publicly traded corporations formed at the initiative of a sponsor, with the intention to acquire a business, thus providing an alternative to traditional IPOs. A SPAC IPO is often structured to offer investors a unit of securities consisting of shares of common stock and warrants, to finance the acquisition. The structure of SPAC transactions can be complex. The risk of conflict of interests at sponsor level is inherent in any SPAC transaction, SPAC sponsors benefit more than investors from the SPAC’s completion of an initial business combination and may have an incentive to complete a transaction on terms that may be less favorable to investors. There is possible future dilution arising from the payment of the sponsors’ fees in shares, the exercise of warrants and/or in relation to the financing of the acquisition. A SPAC may identify in its IPO prospectus a specific industry or business that it will target as it seeks to combine with an operating company, however there is uncertainty on the identification of the target company during the initial IPO. Investments in SPACs may be exposed to greater liquidity risk.

●	Preferred Stock Risk. Preferred stock is subordinated to bonds and other debt instruments in a company’s capital structure and, therefore, will be subject to greater credit risk than those debt instruments. In addition, preferred stock is subject to other risks such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments, and possibly being in heavily regulated industries.

●	Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.

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●	Participation Certificates Risk. Participation certificates represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. The risks of investing in participation certificates includes foreign investment risk. Participation certificates also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments. The purchaser of a participation certificate must rely on the creditworthiness of the bank or broker who issues the participation certificate, and these notes do not have the same rights as a shareholder of the underlying foreign security.

●	Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

●	Tax risk. The risk of loss incurred by changes in tax regimes, loss of tax status or advantages. This may impact the Fund’s strategy, asset allocation and net asset value.

●	ETF-Related Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks:

○	Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Fund shares, including brokerage commissions imposed by brokers and the variance in bid-ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

○	Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, typically only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Retail investors cannot transact directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace to transact in Fund shares, there may be demand for Fund shares thereby increasing the market price above NAV, or lack of demand, which may decrease the market price below NAV, or in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings. As a result of these considerations, Fund shares may trade at a material premium or discount to net asset value (“NAV”) or these factors may, in turn, lead to wider spreads between the bid and ask price of Fund shares. In addition, the Fund may face possible delisting if: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Trading Risk. Shares of the Fund may trade on [_____] (the “Exchange”) above (premium) or below (discount) their NAV. In stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may increase the variance between the market price of the Fund shares and the value of its underlying holdings. This can be reflected as a spread between the bid and ask prices for the Fund shares quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

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○	National Closed Market Trading Risk – To the extent that the underlying securities or other instruments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities or other instruments trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

●	Non-Diversification Risk. The risk that, because a relatively higher percentage of the Fund’s assets may be invested in a limited number of issuers, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund. However, the Fund intends to satisfy the asset diversification requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

●	New/Smaller Fund Risk. A new or smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size, in which case it could ultimately liquidate.

●	Operational Risk. The risk of loss resulting from inadequate or failed internal processes, people and systems, or from external events. Operational risk includes but is not limited to multiple risks such as: systems and process risk that arises from systems vulnerability, insufficiency or controls failure, valuation risk when an asset is overvalued and is worth less than expected when it matures or is sold, service providers risk when service providers do not deliver the desired level of service, execution risk when an order may not be executed as desired, resulting in a loss for the Fund or having regulatory consequences, and risk surrounding the human being (insufficient or inappropriate skills/competencies, loss of key personal, availability, health, safety, fraud/collusion risk, etc.)

●	Cybersecurity risk. With the increased reliance on technology to conduct business, the Fund and its third-party service providers (including any advisors, custodians, distributors, administrators, transfer agents, accountants) may face the risk of cyber-attacks in relation to, but not limited to, the confidentiality, integrity, or availability of information, data, or information systems. Issuers of securities in which a Fund invests, may face similar risks, which could result in material adverse impacts for the Fund. Cyber-attacks can result from deliberate or unintentional events. Cyber security failures and breaches may cause disruptions and impact the Fund’s operations, potentially resulting in financial losses. Such impacts may consist in the inability of a Fund to conduct operations including the calculation and publication of its Net Asset Value, the disclosure of confidential information, erroneous trades or orders, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement and other costs. Cyber-attacks may render records of a Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber security events.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. When available, updated performance information will be available on the Fund’s website at [_______]. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

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Investment Advisers

Pictet Asset Management S.A. serves as the investment adviser to the Fund. Tidal Investments, LLC (“Tidal”) serves as the sub-adviser to the Fund.

Portfolio Manager

Gertjan Van Der Greer, Senior Investment Manager of Pictet AM SA, has served as a portfolio manager of the Fund since its inception in [____].

Yuko Takano, Senior Investment Manager of Pictet AM SA, has served as a portfolio manager of the Fund since its inception in [____].

John Gladwyn, Investment Manager of Pictet AM SA, has served as a portfolio manager of the Fund since its inception in [____].

Yves Kramer, Investment Manager of Pictet AM SA, has served as a portfolio manager of the Fund since its inception in [____].

Peter Lingen, Investment Manager of Pictet AM SA, has served as a portfolio manager of the Fund since its inception in [____].

For important information about the purchase and sale of shares of the Fund, taxes, and financial intermediary compensation please turn to “Summary Information About Purchasing and Selling Shares, Taxes, and Financial Intermediary Compensation” on page [-] of the Prospectus.

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Fund Summary – Pictet Cleaner Planet ETF

Investment Objective

The Pictet Cleaner Planet ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fee	[XX]%
Distribution and service (12b-1) fees	0.00%
Other expenses[1]	[XX]%
Acquired Fund Fees and Expenses[1]	[XX]%
Total annual Fund operating expenses	[XX]%

[1]	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[-]	$[-]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. The Fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in securities of global companies that contribute and benefit from the structural change towards a more sustainable economy. In selecting investments for the Fund, Pictet Asset Management SA., the Fund’s investment adviser (“Pictet AM SA” or the “Adviser”), generally focuses on companies that have a distinct environmental and/or social impact objective, measured by the proportion of the company (e.g. sales, EBITDA, enterprise value, Capex, or other relevant metrics) that contributes positively to activities such as energy efficiency, renewable energy, pollution control, water supply & technology, sustainable buildings, waste management & recycling, sustainable agriculture & forestry, circular economy, dematerialized economy, economic and social inclusion for sustainable living, working and life (e.g. financial inclusion, small business support, lifelong learning, access to healthcare), or enabling technologies and infrastructure that support the aforementioned activities. The Fund is expected to have significant exposure to securities of issuers in the information technology, industrials and utilities sectors. Further, the Fund will, in the aggregate, invest more than 25% of its assets in securities of companies in the industries comprising the information technology sector.

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The Adviser seeks to achieve the Fund’s investment objective by outperforming (net of fees) the MSCI All Country World Index net total return USD over a full market cycle. In selecting companies for inclusion, the Adviser employs a two-step stock selection process. The first step is a thematic screen that narrows the broader investment universe to those companies with sufficient exposure to environmental and social impact themes. The second step involves targeted fundamental analysis, where stocks are selected based on the research and highest convictions of the investment managers. This analysis takes into account factors such as the company's business franchise, management quality, valuation, liquidity, and volatility. The final portfolio is a combination of the highest convictions resulting from the investment process. The portfolio's sell discipline is based on residual upside to target price and/or remaining stock catalysts. It is typical to sell or reduce holdings in securities when a price target (where defined) has been reached and/or when no catalysts are identified for the near term, or if the conviction level from one of the theme strategy managers is deteriorating. Ultimately, it is at the discretion of the Adviser to determine when to sell a security.

In managing the Fund’s assets, the Adviser invests in equity securities and equity-like transferable securities, including common and preferred stocks, securities convertible or exchangeable into common stocks, warrants, rights to purchase common stocks, real estate investment trusts (“REITs”), participation certificates, and depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)). The Fund primarily invests in equity securities or depositary receipts of companies located in developed and emerging market countries. The Fund may invest in equity securities of companies of any market capitalization.

The Fund may invest in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). The Fund may also invest in debt securities of companies in developed and emerging market countries.

The investment process considers relevant Sustainability Risks including Transition Risk, Physical Risk, Environmental Risk, Social Risk, and Governance Risk.

The Advisor considers Sustainability factors a core element. Adverse impacts are reduced by excluding certain categories of issuers. Sustainability factors may have a positive or a negative effect on the returns of the Fund’s portfolio. The Sustainability factors deemed material to the Fund are at the discretion of the Adviser.

In line with the Adviser’s commitment to responsible investment:

●	The Adviser ensures that voting rights are exercised methodically;

●	The Adviser may engage with issuers in order to positively influence ESG practices;

●	The Fund adopts an exclusion policy for direct investments deemed incompatible with the Adviser’s approach to responsible investment. Such exclusions may include: i) Exclusions of issuers that are involved in the production of nuclear weapons in countries that are not signatories to the Treaty on the Non-Proliferation of Nuclear Weapons (NPT), and in the production of other controversial weapons; ii) severely violate the UN Global Compact principles on human rights, labour standards, environmental protection and anti-corruption; and iii) exclusions of countries subject to international sanctions.

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The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest in the securities of a smaller number of issuers than a diversified fund.

Principal Risks of Investing in the Fund

The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. Many factors can affect this value, and you may lose money by investing in the Fund or your investment in the Fund could underperform other investments. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

●	“Cleaner Planet” Investing Risk. The returns on a portfolio of securities that excludes companies that have not adopted practices and policies to support the transition to a more sustainable economy may trail the returns on a portfolio of securities that includes companies that have not adopted these practices and policies. Investing only in a portfolio of securities of companies that help to achieve a more sustainable economy may affect the Fund’s exposure to certain types of investments and may adversely impact the Fund’s performance depending on whether such investments are in or out of favor in the market.

●	Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of a security may decline for a number of reasons that may directly relate to the issuer as well as due to general industry or market conditions. Common stock is subordinated to preferred securities and debt in a company’s capital structure. Common stock has the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.

●	Foreign Securities Risk. The Fund invests in foreign securities, which are generally riskier than U.S. securities. As a result the fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), natural disasters and public health emergencies occurring in a country where the fund invests could cause the fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions, tariffs or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

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●	Foreign Currency Risk. The Fund may invest in non-U.S. dollar denominated securities of foreign issuers. Where a fund’s NAV is determined in U.S. dollars and the fund invests in non-U.S. dollar denominated securities, the fund’s NAV could decline if the currency of the non-U.S. market in which the fund invests depreciates against the U.S. dollar, even if the value of the fund’s holdings, measured in the foreign currency, increases. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

●	Security Pricing Risk. The risk of uncertainty of price changes. Usually, the higher the volatility of an asset or instrument, the higher its risk. The prices for securities in which the Fund invests may change significantly in short-term periods.

●	Investment Restrictions Risk. The risk arising from governmental capital controls or restrictions that may negatively impact the timing and amount of capital being divested. In some cases, the Fund may not be able to withdraw investments made in some countries. Governments may change restrictions on foreign ownership of local assets, including but not limited to restrictions on sectors, individual and aggregate trading quotas, percentage of control and type of shares available to foreigners. The Fund may not be able to implement their strategies due to restrictions.

●	Rights and Warrants Risk. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. A warrant or a right may become worthless unless exercised or sold before expiration. For example, if the market price of the common stock related to the warrant or right does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant or right may be greater than the percentage increase or decrease in the value of the underlying common stock.

●	Real Estate Investment Trusts (REITs) Risk. There are special risk considerations associated with investing in the real estate industry securities such as REITs and the securities of companies principally engaged in the real estate industry. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of an ETF investing in the Real Estate Industry.

●	Depositary Receipts Risk. Depositary receipts (such as ADRs, GDRs and EDRs) are instruments that represent shares in companies trading outside the markets in which the depositary receipts are traded. Accordingly, whilst the depositary receipts are traded on Recognized Exchanges, there may be other risks associated with such instruments to consider for example the shares underlying the instruments may be subject to political, inflationary, exchange rate or custody risks.

●	Sustainability & ESG Data Risk. The risk arising from any environmental, social or governance events or conditions that, were they to occur, could cause a material negative impact on the value of the investment.

The set of sustainability risks below are relevant to the Adviser’s investment strategies, as the Fund integrates sustainability risks. When selecting and monitoring investments, these sustainability risks are systematically considered along with all other risks deemed relevant for the Fund, taking into account its investment policy / strategy.

○	Transition Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by the transition to a low carbon economy due to their involvement in exploration, production, processing, trading and sale of fossil fuels, or their dependency upon carbon intensive materials, processes, products and services. Transition risk may result from several factors, including rising costs and/or limitation of greenhouse gas emissions, energy-efficiency requirements, reduction in fossil fuel demand or shift to alternative energy sources, due to policy, regulatory, technological and market demand changes. Transition risks may negatively affect the value of investments by impairing assets or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

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○	Physical Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by the physical impacts of climate change. Physical risk includes acute risks arising from extreme weather events such as storms, floods, droughts, fires or heatwaves, and chronic risks arising from gradual changes in the climate, such as changing rainfall patterns, rising sea levels, ocean acidification, and biodiversity loss. Physical risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

○	Environmental Risk. The risk posed by the exposure to issuers that may potentially be causing or affected by environmental degradation and/or depletion of natural resources. Environmental risk may result from air pollution, water pollution, waste generation, depletion of freshwater and marine resources, loss of biodiversity or damages to ecosystems. Environmental risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

○	Social Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by social factors such as poor labor standards, human rights violations, damages to public health, data privacy breaches, or increased inequalities. Social risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

○	Governance Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by weak governance structures. For companies, governance risk may result from malfunctioning boards, inadequate remuneration structures, abuses of minority shareholders or bondholders’ rights, deficient controls, aggressive tax planning and accounting practices, or lack of business ethics. For countries, governance risk may include governmental instability, bribery and corruption, privacy breaches and lack of judicial independence. Governance risk may negatively affect the value of investments due to poor strategic decisions, conflicts of interest, reputational damages, increased liabilities or loss of investor confidence.

○	ESG Data Risk. ESG information from third-party data providers may be incomplete, inaccurate, or unavailable. As a result, there is a risk that the Adviser may incorrectly assess a security or issuer, resulting in the incorrect inclusion or exclusion of a security in the Fund’s portfolio. Incomplete, inaccurate, or unavailable ESG data may also act as a methodological limitation to a non-financial investment strategy (such as the application of ESG criteria or similar). The Adviser will seek to mitigate this risk through its own assessment. In the event that the ESG characteristics of a security held by the Fund change, resulting in the security being sold, neither the Fund, nor the Adviser accept liability in relation to such change.

As with the use of any considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.

●	Emerging Markets Risk. Investing in securities of issuers located in emerging market countries generally is riskier than investing in securities of issuers located in foreign developed countries due to lower liquidity, market manipulation concerns, limited reliable access to capital, and differing company organizational structures. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets. Additionally, certain jurisdictions do not provide the Public Company Accounting Oversight Board (PCAOB) with sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, potentially exposing investors in U.S. capital markets to significant risks.

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●	Active Management Risk. The risk that the Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available investments. Any given investment strategy may fail to produce the intended results, and the Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

●	Industry Concentration Risk. The Fund concentrates its investments in the banks, financial services, and insurance industries. The Fund is therefore subject to greater risk of loss as a result of adverse economic, business, political, environmental or other developments affecting those industries.

○	Information Technology Industries Risk. The stock prices of technology and technology-related companies and therefore the value of the Fund may experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

●	Sector Focus Risk. Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors. While the Fund’s sector exposure is expected to vary over time, the Fund anticipates that it may be subject to some or all of the risks described below. The list below is not a comprehensive list of the sectors to which the Fund may have exposure over time and should not be relied on as such.

○	Industrials Sector Risk. The Industrials Sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economy growth, international political and economic developments, exchange rates, commodity prices, environmental issues, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation.

○	Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

○	Utilities Sector Risk. Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability.

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●	Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical and other events (e.g., wars, pandemics, sanctions and terrorism) will disrupt securities markets, adversely affect the general economy or particular economies and markets and exacerbate the effects of other risks to which the Fund is subject, thereby reducing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or in other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies and industries. Terrorism in the United States and around the world has increased geopolitical risk, and terrorist attacks could result in the closure of securities markets or other disruptions. Securities markets are susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them held by the Fund. Fraud and other deceptive practices committed by an issuer of securities held by the Fund, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud contributes to overall market volatility, which can adversely affect the Fund’s investment program.

●	Special Purpose Acquisition Companies Risk. SPACs are publicly traded corporations formed at the initiative of a sponsor, with the intention to acquire a business, thus providing an alternative to traditional IPOs. A SPAC IPO is often structured to offer investors a unit of securities consisting of shares of common stock and warrants, to finance the acquisition. The structure of SPAC transactions can be complex. The risk of conflict of interests at sponsor level is inherent in any SPAC transaction, SPAC sponsors benefit more than investors from the SPAC’s completion of an initial business combination and may have an incentive to complete a transaction on terms that may be less favorable to investors. There is possible future dilution arising from the payment of the sponsors’ fees in shares, the exercise of warrants and/or in relation to the financing of the acquisition. A SPAC may identify in its IPO prospectus a specific industry or business that it will target as it seeks to combine with an operating company, however there is uncertainty on the identification of the target company during the initial IPO. Investments in SPACs may be exposed to greater liquidity risk.

●	Preferred Stock Risk. Preferred stock is subordinated to bonds and other debt instruments in a company’s capital structure and, therefore, will be subject to greater credit risk than those debt instruments. In addition, preferred stock is subject to other risks such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments, and possibly being in heavily regulated industries.

●	Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.

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●	Participation Certificates Risk. Participation certificates represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. The risks of investing in participation certificates includes foreign investment risk. Participation certificates also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments. The purchaser of a participation certificate must rely on the creditworthiness of the bank or broker who issues the participation certificate, and these notes do not have the same rights as a shareholder of the underlying foreign security.

●	Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

●	Tax risk. The risk of loss incurred by changes in tax regimes, loss of tax status or advantages. This may impact the Fund’s strategy, asset allocation and net asset value.

●	ETF-Related Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks:

○	Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Fund shares, including brokerage commissions imposed by brokers and the variance in bid-ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

○	Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, typically only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Retail investors cannot transact directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace to transact in Fund shares, there may be demand for Fund shares thereby increasing the market price above NAV, or lack of demand, which may decrease the market price below NAV, or in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings. As a result of these considerations, Fund shares may trade at a material premium or discount to net asset value (“NAV”) or these factors may, in turn, lead to wider spreads between the bid and ask price of Fund shares. In addition, the Fund may face possible delisting if: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Trading Risk. Shares of the Fund may trade on [_____] (the “Exchange”) above (premium) or below (discount) their NAV. In stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may increase the variance between the market price of the Fund shares and the value of its underlying holdings. This can be reflected as a spread between the bid and ask prices for the Fund shares quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

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○	National Closed Market Trading Risk – To the extent that the underlying securities or other instruments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities or other instruments trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

●	Non-Diversification Risk. The risk that, because a relatively higher percentage of the Fund’s assets may be invested in a limited number of issuers, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund. However, the Fund intends to satisfy the asset diversification requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

●	New/Smaller Fund Risk. A new or smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size, in which case it could ultimately liquidate.

●	Operational Risk. The risk of loss resulting from inadequate or failed internal processes, people and systems, or from external events. Operational risk includes but is not limited to multiple risks such as: systems and process risk that arises from systems vulnerability, insufficiency or controls failure, valuation risk when an asset is overvalued and is worth less than expected when it matures or is sold, service providers risk when service providers do not deliver the desired level of service, execution risk when an order may not be executed as desired, resulting in a loss for the Fund or having regulatory consequences, and risk surrounding the human being (insufficient or inappropriate skills/competencies, loss of key personal, availability, health, safety, fraud/collusion risk, etc.)

●	Cybersecurity risk. With the increased reliance on technology to conduct business, the Fund and its third-party service providers (including any advisors, custodians, distributors, administrators, transfer agents, accountants) may face the risk of cyber-attacks in relation to, but not limited to, the confidentiality, integrity, or availability of information, data, or information systems. Issuers of securities in which a Fund invests, may face similar risks, which could result in material adverse impacts for the Fund. Cyber-attacks can result from deliberate or unintentional events. Cyber security failures and breaches may cause disruptions and impact the Fund’s operations, potentially resulting in financial losses. Such impacts may consist in the inability of a Fund to conduct operations including the calculation and publication of its Net Asset Value, the disclosure of confidential information, erroneous trades or orders, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement and other costs. Cyber-attacks may render records of a Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber security events.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. When available, updated performance information will be available on the Fund’s website at [_______]. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

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Investment Advisers

Pictet Asset Management SA (“Pictet AM SA”) serves as the investment adviser to the Fund. Tidal Investments, LLC (“Tidal”) serves as the sub-adviser to the Fund.

Portfolio Managers

Gertjan Van Der Greer, Senior Investment Manager of Pictet AM SA, has served as a portfolio manager of the Fund since its inception in [____].

Yuko Takano, Senior Investment Manager of Pictet AM SA, has served as a portfolio manager of the Fund since its inception in [____].

Luciano Diana, Investment Manager of Pictet AM SA, has served as a portfolio manager of the Fund since its inception in [____].

Gabriel Micheli, Investment Manager of Pictet AM SA, has served as a portfolio manager of the Fund since its inception in [____].

Xavier Chollet, Investment Manager of Pictet AM SA, has served as a portfolio manager of the Fund since its inception in [____].

Cédric Lecamp, Investment Manager of Pictet AM SA, has served as a portfolio manager of the Fund since its inception in [____].

Louis Veilleux, Investment Manager of Pictet AM SA, has served as a portfolio manager of the Fund since its inception in [____].

For important information about the purchase and sale of shares of the Fund, taxes, and financial intermediary compensation please turn to “Summary Information About Purchasing and Selling Shares, Taxes, and Financial Intermediary Compensation” on page [-] of the Prospectus.

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Fund Summary – Pictet AI Enhanced International Equity ETF

Investment Objective

The Pictet AI Enhanced International Equity ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fee	[XX]%
Distribution and service (12b-1) fees	0.00%
Other expenses[1]	[XX]%
Acquired Fund Fees and Expenses[1]	[XX]%
Total annual Fund operating expenses	[XX]%

[1]	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[-]	$[-]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. The Fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by utilizing an investment strategy enhanced by the use of artificial intelligence, as described below. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of international companies. An “International Company” for the purposes of this Fund are those that are that are listed within the MSCI EAFE Index (the “Index”).

In managing the Fund’s assets, Pictet Asset Management S.A., the Fund’s investment adviser (“Pictet AM SA” or the “Adviser”), seeks to outperform (net of fees) the Index using an enhanced index strategy with a low tracking error to invest across the international equity market using an artificial intelligence model to identify stocks. Artificial intelligence refers, in this case, to the application of computer systems or models to perform tasks that typically require human intelligence. The artificial intelligence model uses 250+ features engineered from a broad range of data such as fundamentals, analyst sentiment, prices and market activity, short interest and calendar effects to make relative forecasts of the stocks of the Index. These are regularly updated and combined in a proprietary optimizer with risk and control estimates and constraints on position sizing. The Adviser reviews the output of the optimizer which drives buy/sell recommendations during implementation of the desired portfolio. As a result of this investment approach, the Fund may experience a high portfolio turnover rate.

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The securities the Fund invests in include common and preferred stocks, securities convertible or exchangeable into common stocks, warrants, rights to purchase common stocks, real estate investment trusts (“REITs”), participation certificates, and depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)). The Fund primarily invests in equity securities or depositary receipts of companies located in developed countries.

The Fund may invest in equity securities of any market capitalization of companies listed in the Index.

The Fund may enter into derivatives transactions, principally index futures, to manage the liquidity of the Fund.

The investment process considers relevant Sustainability Risks including Transition Risk, Physical Risk, Environmental Risk, Social Risk, and Governance Risk. Issuers with high sustainability risks and/or adverse impacts on society and the environment may be purchased and retained in the Fund. Sustainability risks may have a positive or a negative effect on the returns of the Fund’s portfolio. The Sustainability Risks deemed material to the Fund are at the discretion of the Adviser.

In line with the Adviser’s commitment to responsible investment:

●	The Adviser ensures that voting rights are exercised methodically where applicable, and;

●	The Adviser may engage with issuers in order to positively influence ESG practices;

●	The Fund adopts an exclusion policy for direct investments deemed incompatible with the Adviser’s approach to responsible investment. Such exclusions may include: i) Exclusions of issuers that are involved in the production of nuclear weapons in countries that are not signatories to the Treaty on the Non-Proliferation of Nuclear Weapons (NPT), and in the production of other controversial weapons; ii) severely violate the UN Global Compact principles on human rights, labour standards, environmental protection and anti-corruption; and iii) exclusions of countries subject to international sanctions.

Principal Risks of Investing in the Fund

The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. Many factors can affect this value, and you may lose money by investing in the Fund or your investment in the Fund could underperform other investments. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

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●	Artificial Intelligence Models and Data Risk. The Fund relies heavily on a proprietary artificial intelligence selection model as well as data and information supplied by third parties that are utilized by such model. To the extent the model does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value. If the model or data are incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the model or data been correct and complete. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

●	Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of a security may decline for a number of reasons that may directly relate to the issuer as well as due to general industry or market conditions. Common stock is subordinated to preferred securities and debt in a company’s capital structure. Common stock has the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.

●	Preferred Stock Risk. Preferred stock is subordinated to bonds and other debt instruments in a company’s capital structure and, therefore, will be subject to greater credit risk than those debt instruments. In addition, preferred stock is subject to other risks such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments, and possibly being in heavily regulated industries.

●	Foreign Securities Risk. The Fund invests in foreign securities, which are generally riskier than U.S. securities. As a result the Fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), natural disasters and public health emergencies occurring in a country where the fund invests could cause the Fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions, tariffs or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

●	Foreign Currency Risk. The Fund may invest in non-U.S. dollar denominated securities of foreign issuers. Where a fund’s NAV is determined in U.S. dollars and the fund invests in non-U.S. dollar denominated securities, the fund’s NAV could decline if the currency of the non-U.S. market in which the fund invests depreciates against the U.S. dollar, even if the value of the fund’s holdings, measured in the foreign currency, increases. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

●	Security Pricing Risk. The risk of uncertainty of price changes. Usually, the higher the volatility of an asset or instrument, the higher its risk. The prices for securities in which the Fund invests may change significantly in short-term periods.

●	Investment Restriction Risk. The risk arising from governmental capital controls or restrictions that may negatively impact the timing and amount of capital being divested. In some cases, the Fund may not be able to withdraw investments made in some countries. Governments may change restrictions on foreign ownership of local assets, including but not limited to restrictions on sectors, individual and aggregate trading quotas, percentage of control and type of shares available to foreigners. The Fund may not be able to implement their strategies due to restrictions.

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●	Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.

●	Rights and Warrants Risk. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. A warrant or a right may become worthless unless exercised or sold before expiration. For example, if the market price of the common stock related to the warrant or right does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant or right may be greater than the percentage increase or decrease in the value of the underlying common stock.

●	Real Estate Investment Trusts (REITs) Risk. There are special risk considerations associated with investing in the real estate industry securities such as Real Estate Investment Trusts (REIT) and the securities of companies principally engaged in the real estate industry. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of an ETF investing in the Real Estate Industry.

●	Participation Certificates Risk. Participation certificates represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. The risks of investing in participation certificates includes foreign investment risk. Participation certificates also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments. The purchaser of a participation certificate must rely on the creditworthiness of the bank or broker who issues the participation certificate, and these notes do not have the same rights as a shareholder of the underlying foreign security.

●	Depositary Receipts Risk. Depositary receipts (such as ADRs, GDRs and EDRs) are instruments that represent shares in companies trading outside the markets in which the depositary receipts are traded. Accordingly, whilst the depositary receipts are traded on recognized exchanges, there may be other risks associated with such instruments to consider for example the shares underlying the instruments may be subject to political, inflationary, exchange rate or custody risks.

●	Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing the Fund's investment return.

●	Sustainability & ESG Data Risk. The risk arising from any environmental, social or governance events or conditions that, were they to occur, could cause a material negative impact on the value of the investment.

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The set of sustainability risks below are relevant to the Adviser’s investment strategies, as the Fund integrates sustainability risks. When selecting and monitoring investments, these sustainability risks are systematically considered along with all other risks deemed relevant for the Fund, taking into account its investment policy / strategy.

○	Transition Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by the transition to a low carbon economy due to their involvement in exploration, production, processing, trading and sale of fossil fuels, or their dependency upon carbon intensive materials, processes, products and services. Transition risk may result from several factors, including rising costs and/or limitation of greenhouse gas emissions, energy-efficiency requirements, reduction in fossil fuel demand or shift to alternative energy sources, due to policy, regulatory, technological and market demand changes. Transition risks may negatively affect the value of investments by impairing assets or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

○	Physical Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by the physical impacts of climate change. Physical risk includes acute risks arising from extreme weather events such as storms, floods, droughts, fires or heatwaves, and chronic risks arising from gradual changes in the climate, such as changing rainfall patterns, rising sea levels, ocean acidification, and biodiversity loss. Physical risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

○	Environmental Risk. The risk posed by the exposure to issuers that may potentially be causing or affected by environmental degradation and/or depletion of natural resources. Environmental risk may result from air pollution, water pollution, waste generation, depletion of freshwater and marine resources, loss of biodiversity or damages to ecosystems. Environmental risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

○	Social Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by social factors such as poor labor standards, human rights violations, damages to public health, data privacy breaches, or increased inequalities. Social risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

○	Governance Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by weak governance structures. For companies, governance risk may result from malfunctioning boards, inadequate remuneration structures, abuses of minority shareholders or bondholders’ rights, deficient controls, aggressive tax planning and accounting practices, or lack of business ethics. For countries, governance risk may include governmental instability, bribery and corruption, privacy breaches and lack of judicial independence. Governance risk may negatively affect the value of investments due to poor strategic decisions, conflicts of interest, reputational damages, increased liabilities or loss of investor confidence.

○	ESG Data Risk. ESG information from third-party data providers may be incomplete, inaccurate, or unavailable. As a result, there is a risk that the Adviser may incorrectly assess a security or issuer, resulting in the incorrect inclusion or exclusion of a security in the Fund’s portfolio. Incomplete, inaccurate, or unavailable ESG data may also act as a methodological limitation to a non-financial investment strategy (such as the application of ESG criteria or similar). The Adviser will seek to mitigate this risk through its own assessment. In the event that the ESG characteristics of a security held by the Fund change, resulting in the security being sold, neither the Fund, nor the Adviser accept liability in relation to such change.

As with the use of any considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.

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●	Derivatives Risk. The risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

●	Counterparty Risk and Collateral Risk.

○	Counterparty Risk. Counterparty risk refers to the risk of loss for an ETF resulting from the fact that the counterparty to a transaction entered into by an ETF may default on its contractual obligations. There can be no assurance that an issuer or counterparty will not be subject to credit or other difficulties leading to a default on its contractual obligations and the loss of all or part of the amounts due to the ETF. This risk may arise at any time the assets of an ETF are deposited, extended, committed, invested or otherwise exposed through actual or implied contractual agreements.

○	Collateral Risk. Although collateral can be taken to mitigate the risk of counterparty default, there is a risk that collateral taken, particularly in the case of securities, when realized, may not generate sufficient liquidity to settle the debts of the counterparty. This may be due to factors such as improper pricing of collateral, weaknesses in the valuation of collateral on a regular basis, adverse market movements in the collateral value, deterioration of the credit rating of the collateral issuer or the illiquidity of the market in which the collateral is negotiated.

●	Active Management Risk. The risk that the Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available investments. Any given investment strategy may fail to produce the intended results, and the Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

●	Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical and other events (e.g., wars, pandemics, sanctions and terrorism) will disrupt securities markets, adversely affect the general economy or particular economies and markets and exacerbate the effects of other risks to which the Fund is subject, thereby reducing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or in other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies and industries. Terrorism in the United States and around the world has increased geopolitical risk, and terrorist attacks could result in the closure of securities markets or other disruptions. Securities markets are susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them held by the Fund. Fraud and other deceptive practices committed by an issuer of securities held by the Fund, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud contributes to overall market volatility, which can adversely affect the Fund’s investment program.

●	Tax risk. The risk of loss incurred by changes in tax regimes, loss of tax status or advantages. This may impact the Fund’s strategy, asset allocation and net asset value.

●	ETF-Related Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks:

○	Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Fund shares, including brokerage commissions imposed by brokers and the variance in bid-ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

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○	Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, typically only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Retail investors cannot transact directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace to transact in Fund shares, there may be demand for Fund shares thereby increasing the market price above net asset value (“NAV”), or lack of demand, which may decrease the market price below NAV, or in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings. As a result of these considerations, Fund shares may trade at a material premium or discount to NAV or these factors may, in turn, lead to wider spreads between the bid and ask price of Fund shares. In addition, the Fund may face possible delisting if: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Trading Risk. Shares of the Fund may trade on [_____] (the “Exchange”) above (premium) or below (discount) their NAV. In stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may increase the variance between the market price of the Fund shares and the value of its underlying holdings. This can be reflected as a spread between the bid and ask prices for the Fund shares quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

○	National Closed Market Trading Risk. To the extent that the underlying securities or other instruments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities or other instruments trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

●	New/Smaller Fund Risk. A new or smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size, in which case it could ultimately liquidate.

●	Operational Risk. The risk of loss resulting from inadequate or failed internal processes, people and systems, or from external events. Operational risk includes but is not limited to multiple risks such as: systems and process risk that arises from systems vulnerability, insufficiency or controls failure, valuation risk when an asset is overvalued and is worth less than expected when it matures or is sold, service providers risk when service providers do not deliver the desired level of service, execution risk when an order may not be executed as desired, resulting in a loss for the Fund or having regulatory consequences, and risk surrounding the human being (insufficient or inappropriate skills/competencies, loss of key personal, availability, health, safety, fraud/collusion risk, etc.)

●	Cybersecurity risk. With the increased reliance on technology to conduct business, the Fund and its third-party service providers (including any advisors, custodians, distributors, administrators, transfer agents, accountants) may face the risk of cyber-attacks in relation to, but not limited to, the confidentiality, integrity, or availability of information, data, or information systems. Issuers of securities in which a Fund invests, may face similar risks, which could result in material adverse impacts for the Fund. Cyber-attacks can result from deliberate or unintentional events. Cyber security failures and breaches may cause disruptions and impact the Fund’s operations, potentially resulting in financial losses. Such impacts may consist in the inability of a Fund to conduct operations including the calculation and publication of its net asset value, the disclosure of confidential information, erroneous trades or orders, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement and other costs. Cyber-attacks may render records of a Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber security events.

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Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. When available, updated performance information will be available on the Fund’s website at [_______]. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Investment Advisers

Pictet Asset Management S.A. (“Pictet AM SA”) serves as the investment adviser to the Fund. Tidal Investments, LLC (“Tidal”) serves as the sub-adviser to the Fund.

Portfolio Managers

Stéphane Daul, Senior Investment Manager of Pictet AM SA, has served as a portfolio manager of the Fund since its inception in [____].

Alexandra Nagy, Investment Manager of Pictet AM SA, has served as a portfolio manager of the Fund since its inception in [____].

For important information about the purchase and sale of shares of the Fund, taxes, and financial intermediary compensation please turn to “Summary Information About Purchasing and Selling Shares, Taxes, and Financial Intermediary Compensation” on page [-] of the Prospectus.

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Fund Summary – Pictet Emerging Markets Rising Economies ETF

Investment Objective

The Pictet Emerging Markets Rising Economies ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fee	[XX]%
Distribution and service (12b-1) fees	0.00%
Other expenses[1]	[XX]%
Acquired Fund Fees and Expenses[1]	[XX]%
Total annual Fund operating expenses	[XX]%

[1]	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[-]	$[-]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. The Fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers located in emerging market countries. An “Emerging Market Country” is a country that, at the time the Fund invests in the related security or instrument, (i) is classified as an emerging, frontier or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or (ii) is considered an emerging or frontier market country for purposes of constructing a major emerging or frontier market securities index. The securities and instruments the Fund invests in include common and preferred stocks, securities convertible or exchangeable into common stocks, warrants, rights to purchase common stocks, participatory notes and real estate investment trusts (“REITs”). While the Fund does not specifically target or allocate to specific sectors or industries, the Fund is expected to have greater significant exposure    to securities of issuers in the financials  sector. Further, the Fund will invest more than 25% of its assets, either alone or in combination, in the securities of companies in the banks industry, financial services industry and/or insurance industry.

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Pictet Asset Management Ltd., the Fund’s investment adviser (“Pictet AM UK” or the “Adviser”), seeks to achieve the Fund’s investment objective by outperforming (net of fees) the MSCI Emerging Markets Index TR USD over a full market cycle. In selecting companies for inclusion in the Fund’s portfolio, the Adviser employs a two-step process using both a quantitative screen and fundamental overlay to select companies in the portfolio. The quantitative screen generates buy/sell recommendations using factors such as value, positive change, momentum and liquidity. The fundamental overlay enables the team to buy undervalued securities that are undergoing positive change while avoiding value traps that could lead to a revaluation of a company. It is typical to sell securities when their price target has been reached or if the investment case is no longer there. The Adviser will only invest in Emerging Market Countries where there is active working population growth (which the Adviser views as a key driver of higher gross domestic product), thus excluding China, Taiwan and Korea, alongside other countries where the working population is decreasing. Focusing on companies with cheap relative valuations and that exhibiting positive change results in a portfolio that typically has a value bias. The Fund may invest in securities that are denominated in foreign currencies and may also invest in foreign securities that are represented in the U.S. and other securities markets by American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and other similar depositary arrangements.

The Fund may invest in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”).

The Fund may also invest up to 10% of its net assets in the debt securities of Emerging Market Country issuers.

The Fund may enter into derivatives transactions, principally index futures for liquidity management.

The Fund may also invest up to 10% of its net assets in other listed Emerging Market Country ETFs.

The investment process considers relevant Sustainability Risks including Transition Risk, Physical Risk, Environmental Risk, Social Risk, and Governance Risk. Issuers with high sustainability risks and/or adverse impacts on society and the environment may be purchased and retained in the Fund. Sustainability risks may have a positive or a negative effect on the returns of the Fund’s portfolio. The Sustainability Risks deemed material to the Fund are at the discretion of the Adviser.

In line with the Adviser’s commitment to responsible investment:

●	The Adviser ensures that voting rights are exercised methodically where applicable, and;

●	The Adviser may engage with issuers in order to positively influence ESG practices;

●	The Fund adopts an exclusion policy for direct investments deemed incompatible with the Adviser’s approach to responsible investment. Such exclusions may include: i) Exclusions of issuers that are involved in the production of nuclear weapons in countries that are not signatories to the Treaty on the Non-Proliferation of Nuclear Weapons (NPT), and in the production of other controversial weapons; ii) severely violate the UN Global Compact principles on human rights, labour standards, environmental protection and anti-corruption; and iii) exclusions of countries subject to international sanctions.

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Principal Risks of Investing in the Fund

The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. Many factors can affect this value, and you may lose money by investing in the Fund or your investment in the Fund could underperform other investments. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

●	Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of a security may decline for a number of reasons that may directly relate to the issuer as well as due to general industry or market conditions. Common stock is subordinated to preferred securities and debt in a company’s capital structure. Common stock has the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.

●	Emerging Markets Risk. Investing in securities of issuers located in emerging market countries generally is riskier than investing in securities of issuers located in foreign developed countries due to lower liquidity, market manipulation concerns, limited reliable access to capital, and differing company organizational structures. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets. Additionally, certain jurisdictions do not provide the Public Company Accounting Oversight Board (PCAOB) with sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, potentially exposing investors in U.S. capital markets to significant risks.

●	Frontier Markets Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks reflects the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

●	Security Pricing Risk. The risk of uncertainty of price changes. Usually, the higher the volatility of an asset or instrument, the higher its risk. The prices for securities in which the Fund invests may change significantly in short-term periods.

●	Foreign Securities Risk. The Fund invests in foreign securities, which are generally riskier than U.S. securities. As a result the Fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), natural disasters and public health emergencies occurring in a country where the fund invests could cause the Fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions, tariffs or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

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●	Foreign Currency Risk. The Fund may invest in non-U.S. dollar denominated securities of foreign issuers. Where a fund’s net asset value is determined in U.S. dollars and the fund invests in non-U.S. dollar denominated securities, the fund’s net asset value could decline if the currency of the non-U.S. market in which the fund invests depreciates against the U.S. dollar, even if the value of the fund’s holdings, measured in the foreign currency, increases. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

●	Industry Concentration Risk. The Fund concentrates its investments in the banks, financial services, and insurance industries. The Fund is therefore subject to greater risk of loss as a result of adverse economic, business, political, environmental or other developments affecting those industries.

○	Banks Industry Risk. The risks of investments in the banks industry include: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; economic conditions; credit rating downgrades; and increased inter-industry consolidation and competition. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual bank or on the sector as a whole cannot be predicted. The banks industry may also be affected by risks that affect the broader financial services industry.

○	Financial Services Industry Risk. The Fund’s portfolio is concentrated in investments in securities issued by companies in the financial services industry. The financial services industry is subject to extensive government regulation. Profitability is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Financial services companies are highly dependent on short-term interest rates and typically will be adversely affected by economic downturns or changes in banking regulations.

○	Insurance Industry Risk. Many factors can significantly affect companies in the insurance industry, including changes in interest rates, general economic conditions, the imposition of premium rate caps, competition and the pressure to compete globally, including price and marketing competition, and other changes in government regulation or tax law. In addition, different segments of the insurance industry may be affected by mortality and morbidity rates, actuarial miscalculations, environmental clean-up costs and catastrophic events such as natural disasters and terrorist acts and the availability and cost of reinsurance.

●	Investment Restriction Risk. The risk arising from governmental capital controls or restrictions that may negatively impact the timing and amount of capital being divested. In some cases, the Fund may not be able to withdraw investments made in some countries. Governments may change restrictions on foreign ownership of local assets, including but not limited to restrictions on sectors, individual and aggregate trading quotas, percentage of control and type of shares available to foreigners. The Fund may not be able to implement its strategies due to restrictions.

●	Value Investing Risk. When choosing securities for the Fund, the strategy may have a bias toward value metrics. This means that sometimes, the Fund might not perform as well if the market is more favorable towards securities with growth traits or other investment strategies. It's important to know that value investments carry the risk that their true worth might not be recognized by the market.

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●	Depositary Receipts Risk. Depositary receipts (such as ADRs and GDRs) are instruments that represent shares in companies trading outside the markets in which the depositary receipts are traded. Accordingly, while the depositary receipts are traded on recognized exchanges, there may be other risks associated with such instruments to consider for example the shares underlying the instruments may be subject to political, inflationary, exchange rate or custody risks

●	Real Estate Investment Trusts (REITs) Risk. There are special risk considerations associated with investing in the real estate industry securities such as REITs and the securities of companies principally engaged in the real estate industry. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of an ETF investing in the Real Estate Industry.

●	Preferred Stock Risk. Preferred stock is subordinated to bonds and other debt instruments in a company’s capital structure and, therefore, will be subject to greater credit risk than those debt instruments. In addition, preferred stock is subject to other risks such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments, and possibly being in heavily regulated industries.

●	Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.

●	Rights and Warrants Risk. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. A warrant or a right may become worthless unless exercised or sold before expiration. For example, if the market price of the common stock related to the warrant or right does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant or right may be greater than the percentage increase or decrease in the value of the underlying common stock.

●	Participatory Notes Risk. Participatory notes (“P-notes”) are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a fund that holds them to counterparty risk (and this risk may be amplified if a fund purchases P-notes from only a small number of issuers).

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●	Special Purpose Acquisition Companies Risk. SPACs are publicly traded corporations formed at the initiative of a sponsor, with the intention to acquire a business, thus providing an alternative to traditional initial public offerings (“IPOs”). A SPAC IPO is often structured to offer investors a unit of securities consisting of shares of common stock and warrants, to finance the acquisition. The structure of SPAC transactions can be complex. The risk of conflict of interests at sponsor level is inherent in any SPAC transaction, SPAC sponsors benefit more than investors from the SPAC’s completion of an initial business combination and may have an incentive to complete a transaction on terms that may be less favorable to investors. There is possible future dilution arising from the payment of the sponsors’ fees in shares, the exercise of warrants and/or in relation to the financing of the acquisition. A SPAC may identify in its IPO prospectus a specific industry or business that it will target as it seeks to combine with an operating company, however there is uncertainty on the identification of the target company during the initial IPO. Investments in SPACs may be exposed to greater liquidity risk.

●	Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

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Investment Company and Exchange-Traded Fund Risk. The risk that an investment company or other pooled investment vehicle, including any ETFs, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of its shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses. To the extent the Adviser determines to invest Fund assets in other investment companies, the Adviser will have an incentive to invest in other investment vehicles sponsored or advised by the Adviser or a related party of the Adviser over investment companies sponsored or managed by others and to maintain such investments once made due to its own financial interest in those products and other business considerations.

●	Sustainability & ESG Data Risk. The risk arising from any environmental, social or governance events or conditions that, were they to occur, could cause a material negative impact on the value of the investment.

The set of sustainability risks below are relevant to the Adviser’s investment strategies, as the Fund integrates sustainability risks. When selecting and monitoring investments, these sustainability risks are systematically considered along with all other risks deemed relevant for the Fund, taking into account its investment policy / strategy.

○	Transition Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by the transition to a low carbon economy due to their involvement in exploration, production, processing, trading and sale of fossil fuels, or their dependency upon carbon intensive materials, processes, products and services. Transition risk may result from several factors, including rising costs and/or limitation of greenhouse gas emissions, energy-efficiency requirements, reduction in fossil fuel demand or shift to alternative energy sources, due to policy, regulatory, technological and market demand changes. Transition risks may negatively affect the value of investments by impairing assets or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

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○	Physical Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by the physical impacts of climate change. Physical risk includes acute risks arising from extreme weather events such as storms, floods, droughts, fires or heatwaves, and chronic risks arising from gradual changes in the climate, such as changing rainfall patterns, rising sea levels, ocean acidification, and biodiversity loss. Physical risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

○	Environmental Risk. The risk posed by the exposure to issuers that may potentially be causing or affected by environmental degradation and/or depletion of natural resources. Environmental risk may result from air pollution, water pollution, waste generation, depletion of freshwater and marine resources, loss of biodiversity or damages to ecosystems. Environmental risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

○	Social Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by social factors such as poor labor standards, human rights violations, damages to public health, data privacy breaches, or increased inequalities. Social risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

○	Governance Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by weak governance structures. For companies, governance risk may result from malfunctioning boards, inadequate remuneration structures, abuses of minority shareholders or bondholders’ rights, deficient controls, aggressive tax planning and accounting practices, or lack of business ethics. For countries, governance risk may include governmental instability, bribery and corruption, privacy breaches and lack of judicial independence. Governance risk may negatively affect the value of investments due to poor strategic decisions, conflicts of interest, reputational damages, increased liabilities or loss of investor confidence.

○	ESG Data Risk. ESG information from third-party data providers may be incomplete, inaccurate, or unavailable. As a result, there is a risk that the Adviser may incorrectly assess a security or issuer, resulting in the incorrect inclusion or exclusion of a security in the Fund’s portfolio. Incomplete, inaccurate, or unavailable ESG data may also act as a methodological limitation to a non-financial investment strategy (such as the application of ESG criteria or similar). The Adviser will seek to mitigate this risk through its own assessment. In the event that the ESG characteristics of a security held by the Fund change, resulting in the security being sold, neither the Fund, nor the Adviser accept liability in relation to such change.

As with the use of any considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.

●	Derivatives Risk. The risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

●	Counterparty Risk and Collateral Risk.

○	Counterparty Risk. Counterparty risk refers to the risk of loss for an ETF resulting from the fact that the counterparty to a transaction entered into by an ETF may default on its contractual obligations. There can be no assurance that an issuer or counterparty will not be subject to credit or other difficulties leading to a default on its contractual obligations and the loss of all or part of the amounts due to the ETF. This risk may arise at any time the assets of an ETF are deposited, extended, committed, invested or otherwise exposed through actual or implied contractual agreements.

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○	Collateral Risk. Although collateral can be taken to mitigate the risk of counterparty default, there is a risk that collateral taken, particularly in the case of securities, when realized, may not generate sufficient liquidity to settle the debts of the counterparty. This may be due to factors such as improper pricing of collateral, weaknesses in the valuation of collateral on a regular basis, adverse market movements in the collateral value, deterioration of the credit rating of the collateral issuer or the illiquidity of the market in which the collateral is negotiated.

●	Active Management Risk. The risk that the Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available investments. Any given investment strategy may fail to produce the intended results, and the Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

●	Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical and other events (e.g., wars, pandemics, sanctions and terrorism) will disrupt securities markets, adversely affect the general economy or particular economies and markets and exacerbate the effects of other risks to which the Fund is subject, thereby reducing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or in other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies and industries. Terrorism in the United States and around the world has increased geopolitical risk, and terrorist attacks could result in the closure of securities markets or other disruptions. Securities markets are susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them held by the Fund. Fraud and other deceptive practices committed by an issuer of securities held by the Fund, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud contributes to overall market volatility, which can adversely affect the Fund’s investment program.

●	Sector Focus Risk. Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors. While the Fund’s sector exposure is expected to vary over time, the Fund anticipates that it may be subject to some or all of the risks described below. The list below is not a comprehensive list of the sectors to which the Fund may have exposure over time and should not be relied on as such.

○	Financials Sector Risk. Companies in the financials sector are subject to governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently, and may have adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector, as a whole, is not known.

●	Tax risk. The risk of loss incurred by changes in tax regimes, loss of tax status or advantages. This may impact the Fund’s strategy, asset allocation and net asset value.

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●	ETF-Related Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks:

○	Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Fund shares, including brokerage commissions imposed by brokers and the variance in bid-ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

○	Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, typically only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Retail investors cannot transact directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace to transact in Fund shares, there may be demand for Fund shares thereby increasing the market price above net asset value (the “NAV”), or lack of demand, which may decrease the market price below NAV, or in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings. As a result of these considerations, Fund shares may trade at a material premium or discount to NAV or these factors may, in turn, lead to wider spreads between the bid and ask price of Fund shares. In addition, the Fund may face possible delisting if: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Trading Risk. Shares of the Fund may trade on [_____] (the “Exchange”) above (premium) or below (discount) their NAV. In stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may increase the variance between the market price of the Fund shares and the value of its underlying holdings. This can be reflected as a spread between the bid and ask prices for the Fund shares quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

○	Cash Transactions Risk. The Fund may effect some of its creations and redemptions for cash, rather than in-kind securities. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. In effecting creations and redemptions in exchange for cash, the Fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions, unlike an ETF that effects creations and redemptions only in-kind. In addition, costs could be imposed on the Fund which would have the effect of decreasing the Fund’s NAV to the extent the costs are not offset by a transaction fee payable by an Authorized Participant.

○	National Closed Market Trading Risk – To the extent that the underlying securities or other instruments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities or other instruments trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

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●	New/Smaller Fund Risk. A new or smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size, in which case it could ultimately liquidate.

●	Operational Risk. The risk of loss resulting from inadequate or failed internal processes, people and systems, or from external events. Operational risk includes but is not limited to multiple risks such as: systems and process risk that arises from systems vulnerability, insufficiency or controls failure, valuation risk when an asset is overvalued and is worth less than expected when it matures or is sold, service providers risk when service providers do not deliver the desired level of service, execution risk when an order may not be executed as desired, resulting in a loss for the Fund or having regulatory consequences, and risk surrounding the human being (insufficient or inappropriate skills/competencies, loss of key personal, availability, health, safety, fraud/collusion risk, etc.).

●	Cybersecurity risk. With the increased reliance on technology to conduct business, the Fund and its third-party service providers (including any advisors, custodians, distributors, administrators, transfer agents, accountants) may face the risk of cyber-attacks in relation to, but not limited to, the confidentiality, integrity, or availability of information, data, or information systems. Issuers of securities in which a Fund invests, may face similar risks, which could result in material adverse impacts for the Fund. Cyber-attacks can result from deliberate or unintentional events. Cyber security failures and breaches may cause disruptions and impact the Fund’s operations, potentially resulting in financial losses. Such impacts may consist in the inability of a Fund to conduct operations including the calculation and publication of its net asset value, the disclosure of confidential information, erroneous trades or orders, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement and other costs. Cyber-attacks may render records of a Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber security events.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. When available, updated performance information will be available on the Fund’s website at [_______]. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Investment Advisers

Pictet Asset Management Ltd. serves as the investment adviser to the Fund. Tidal Investments, LLC (“Tidal”) serves as the sub-adviser to the Fund.

Portfolio Managers

Young Jae Lee, Senior Investment Manager at [Pictet AM UK], has served as a portfolio manager of the Fund since its inception in [____].

Mark Boulton, Senior Investment Manager at [Pictet AM UK], has served as a portfolio manager of the Fund since its inception in [____].

Christopher Hartkopf, Senior Investment Manager at [Pictet AM UK], has served as a portfolio manager of the Fund since its inception in [____].

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For important information about the purchase and sale of shares of the Fund, taxes, and financial intermediary compensation please turn to “Summary Information About Purchasing and Selling Shares, Taxes, and Financial Intermediary Compensation” on page [-] of the Prospectus.

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Fund Summary – Pictet Emerging Markets Debt ETF

Investment Objective

The Pictet Emerging Markets Debt ETF (the “Fund”) seeks to increase the value of your investment through income and investment growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fee	[XX]%
Distribution and service (12b-1) fees	0.00%
Other expenses[1]	[XX]%
Total annual Fund operating expenses	[XX]%

[1]	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[-]	$[-]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. The Fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in debt securities issued or guaranteed by government and quasi-governmental entities and corporations located in emerging market countries and denominated in U.S. dollars (“USD”) along with euro denominated debt hedged in USD. An “Emerging Market Country” is a country that, (i) at the time the Fund invests in the related security or instrument, is classified as an emerging, frontier or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or (ii) is considered an emerging market country for purposes of constructing a major emerging or frontier market securities index.

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Pictet Asset Management Ltd., the Fund’s investment adviser (“Pictet AM UK” or the “Adviser”), seeks to achieve the Fund’s investment objective by outperforming (net of fees) the JP Morgan EMBI Global Diversified Index net total return USD over market cycles (“generating alpha”) through strategic allocations to emerging market sovereign and corporate issuers of USD-denominated bonds. The investment objectives are achieved through a combination of bottom-up credit selection and the incorporation of country and global macro-level considerations. In selecting securities for the portfolio using bottom-up credit selection, the Adviser will invest in securities that generate alpha at each targeted risk layer (duration, spread, rating category, region, curve, country, issuer, security selection). The Adviser emphasizes a diversified set of alpha sources to minimize unwarranted concentration risks with a view to generating a durable and predictable return stream for investors across investment cycles. The Adviser may use global macro-level considerations to exclude certain countries from the portfolio. Ultimately, it is at the discretion of the Adviser to determine when to buy or hold a security based on any of the factors above; similar considerations that signal a change in the security's potential to generate returns may prompt a decision to sell.

The debt securities in which the Fund invests include bonds, convertible securities, derivatives on fixed income securities and other structured finance securities. The Fund’s investments include, but are not limited to, USD debt securities issued by sovereign entities and quasi-sovereign entities and corporations. “Quasi-Sovereign” refers to an entity that is either 100% owned by a sovereign entity or whose debt is 100% guaranteed by a sovereign entity. The Fund may also invest in debt securities of companies that meet the requirements of Shariah and are consistent with Islamic principles as interpreted by subject-matter experts, such as Sukuk.

The Fund may invest in securities of any maturity, duration or credit quality. The Fund may invest, without limitation, in securities rated below investment grade by one or more nationally recognized statistical rating organizations (“NRSROs”), or, if unrated, judged to be of comparable quality by the Fund’s investment adviser, (commonly referred to as “high yield” or “junk” bonds). Below investment grade securities are those that, at the time of purchase, are rated lower than “BBB-” by Standard & Poor’s Ratings Group, or lower than “Baa3” by Moody’s Investors Service, Inc., or comparably rated by another NRSRO. The Fund may also invest in distressed securities, which are securities that are in default and are not expected to pay the current coupon.

The Fund may enter into derivatives transactions and other instruments, including foreign exchange forward contracts, futures and credit default swaps, for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For Euro denominated securities the use of foreign exchange forward contracts will be traded to hedge out the Euro exposure back to USD. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments, including credit default swaps.

The investment process considers relevant Sustainability Risks including Transition Risk, Physical Risk, Environmental Risk, Social Risk, and Governance Risk. Issuers with high sustainability risks and/or adverse impacts on society and the environment may be purchased and retained in the Fund. Sustainability risks may have a positive or a negative effect on the returns of the Fund’s portfolio. The Sustainability Risks deemed material to the Fund are at the discretion of the Adviser.

In line with the Adviser’s commitment to responsible investment:

●	The Adviser ensures that voting rights are exercised methodically where applicable, and;

●	The Adviser may engage with issuers in order to positively influence Environmental Social and Governance (“ESG”) practices;

●	The Fund adopts an exclusion policy for direct investments deemed incompatible with the Adviser’s approach to responsible investment. Such exclusions may include: i) Exclusions of issuers that are involved in the production of nuclear weapons in countries that are not signatories to the Treaty on the Non-Proliferation of Nuclear Weapons (NPT), and in the production of other controversial weapons; ii) severely violate the UN Global Compact principles on human rights, labour standards, environmental protection and anti-corruption; and iii) exclusions of countries subject to international sanctions.

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Principal Risks of Investing in the Fund

The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. Many factors can affect this value, and you may lose money by investing in the Fund or your investment in the Fund could underperform other investments. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

●	Debt Securities Risks. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. As a result, returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

○	Credit Risk. The risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (including debt securities commonly known as “high yield” securities or “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. Certain debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, and reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

○	Credit Rating Risk. The risk that a credit rating agency may downgrade an issuer’s credit rating. The Adviser may be forced to sell securities at an unfavorable time or price. Credit rating agencies may fail to correctly assess the credit worthiness of issuers.

○	Interest Rate Risk. The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The U.S. Federal Reserve has raised interest rates from historically low levels and may continue to do so. Fiscal, economic, monetary or other government policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed income investments when due.

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○	Extension Risk. The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

○	Prepayment Risk. The risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

●	High Yield Investment Risk. High yield debt (also known as “junk bonds,” non-investment-grade, or speculative-grade) is defined as debt generally offering high yield, having low credit rating and high credit event risk. High yield bonds are often more volatile, less liquid and more prone to financial distress than other higher rated bonds. The valuation of high yield securities may be more difficult than other higher rated securities because of lack of liquidity. Investment in this kind of securities may lead to unrealized capital losses and/or losses that can negatively affect the net asset value of the Fund.

●	Emerging Markets Risk. Investing in securities of issuers located in emerging market countries generally is riskier than investing in securities of issuers located in foreign developed countries due to lower liquidity, market manipulation concerns, limited reliable access to capital, and differing company organizational structures. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets. Additionally, certain jurisdictions do not provide the Public Company Accounting Oversight Board (PCAOB) with sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, potentially exposing investors in U.S. capital markets to significant risks.

●	Frontier Markets Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks reflects the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

●	Security Pricing Risk. The risk of uncertainty of price changes. Usually, the higher the volatility of an asset or instrument, the higher its risk. The prices for securities in which the Fund invests may change significantly in short-term periods.

●	Foreign Securities Risk. The Fund invests in foreign securities, which are generally riskier than U.S. securities. As a result the Fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), natural disasters and public health emergencies occurring in a country where the fund invests could cause the Fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions, tariffs or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

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●	Foreign Currency Risk. The Fund may invest in non-U.S. dollar denominated securities of foreign issuers. Where a fund’s net asset value is determined in U.S. dollars and the fund invests in non-U.S. dollar denominated securities, the fund’s net asset value could decline if the currency of the non-U.S. market in which the fund invests depreciates against the U.S. dollar, even if the value of the fund’s holdings, measured in the foreign currency, increases. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

●	Investment Restriction Risk. The risk arising from governmental capital controls or restrictions that may negatively impact the timing and amount of capital being divested. In some cases, the Fund may not be able to withdraw investments made in some countries. Governments may change restrictions on foreign ownership of local assets, including but not limited to restrictions on sectors, individual and aggregate trading quotas, percentage of control and type of shares available to foreigners. The Fund may not be able to implement its strategies due to restrictions.

●	Restricted Securities Risk. In some jurisdictions, and under particular circumstances, some securities may have a temporary restricted status which can limit the Fund’s ability to resell them. In consequence of such market restrictions, the Fund may suffer from reduced liquidity. For instance, under the 1933 Act, Rule 144 addresses resale conditions of restricted securities, which include, but are not limited to, the purchaser qualifying as a qualified institutional buyer.

●	Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the Fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity can also decline unpredictably in response to overall economic conditions or credit tightening. In addition, in stressed market conditions the market for the Fund's shares may become less liquid in response to deteriorating liquidity with respect to the Fund's portfolio securities, which could lead to differences between the market price of the Fund's shares and the net asset value of the Fund's shares.

●	Convertible Securities Risk. A convertible security generally is a preferred stock that may be converted within a specified period of time into common stock. Convertible securities nevertheless remain subject to the risks of both debt securities and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Fund’s investments to decline. Like a debt security, a convertible security provides a fixed-income stream and also tends to decrease in value when interest rates rise. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities, which are considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade (or higher-rated) securities.

○	Convertible Bonds Risk. Convertible bonds are bonds issued by a company that give the bondholder an option to convert the bond into common stocks of the company at certain times using a predetermined exchange ratio. This is a hybrid instrument that carries both equity risk and the credit and default risks typical of bonds.

●	Structured Finance Securities Risk. Structured finance securities include, but are not limited to, asset-backed securities, asset-backed commercial papers, credit-linked notes and portfolio credit-linked notes. Structured finance securities may sometimes have embedded derivatives. Structured finance securities may have different degrees of risk depending on the characteristics of the security and the risk of the underlying asset or pool of assets. In comparison to the underlying asset or pool of assets, structured finance securities may have greater liquidity, credit and market risk.

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●	Sovereign and Quasi-Sovereign Debt Securities Risk. The Fund may invest in debt securities issued by sovereign and quasi-sovereign foreign governmental entities. Investments in such securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt. Such delays or refusals may be due to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

●	Sukuk Risk. Sukuk are financial certificates that are similar to conventional bonds but are structured to comply with Shariah law and its investments principles, which, among other things, prohibit charging or paying interest. Sukuk involve many of the same risks that conventional bonds incur such as credit risk and interest rate risk. In addition to these risks, there are certain risks specific to sukuk. Sukuk represent undivided shares in the ownership of certificates, and such certificates are linked to a specific investment activity, such as an underlying asset or contractual payment obligations of the issuer. Because no collateral is pledged as security for sukuks, purchasers of sukuks are subject to the risk that an issuer may not meet its payment obligations or that an underlying asset may not perform as expected or lose value. While the sukuk market has grown significantly in recent years, there may be times when the market is illiquid and it is difficult for the Fund to make an investment in or dispose of a sukuk.

●	Distressed and Defaulted Debt Securities Risk. Bonds from issuers in distress are often defined as those (i) that have been given a very speculative long-term rating by credit rating agencies or those (ii) that have filed for bankruptcy or expected to file for bankruptcy. In some cases, the recovery of investments in distressed or defaulted debt securities is subject to uncertainty related to court orderings and corporate reorganizations among other things. Companies which issued the debt that has defaulted may also be liquidated. In that context, the Fund may receive, over a period of time, proceeds of the liquidation. The received amounts may be subject to a case-by-case specific tax treatment. The tax may be reclaimed by the authority independently from the proceed paid to the Fund. The valuation of distressed and defaulted securities may be more difficult than other higher rated securities because of lack of liquidity. The Fund may incur legal expenses when trying to recover principal or interest payments. Investment in these kinds of securities may lead to realized capital losses and/or losses that can negatively affect the net asset value of the Fund.

●	Sustainability & ESG Data Risk. The risk arising from any environmental, social or governance events or conditions that, were they to occur, could cause a material negative impact on the value of the investment.

The set of sustainability risks below are relevant to the Adviser’s investment strategies, as the Fund integrates sustainability risks. When selecting and monitoring investments, these sustainability risks are systematically considered along with all other risks deemed relevant for the Fund, taking into account its investment policy / strategy.

○	Transition Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by the transition to a low carbon economy due to their involvement in exploration, production, processing, trading and sale of fossil fuels, or their dependency upon carbon intensive materials, processes, products and services. Transition risk may result from several factors, including rising costs and/or limitation of greenhouse gas emissions, energy-efficiency requirements, reduction in fossil fuel demand or shift to alternative energy sources, due to policy, regulatory, technological and market demand changes. Transition risks may negatively affect the value of investments by impairing assets or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

○	Physical Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by the physical impacts of climate change. Physical risk includes acute risks arising from extreme weather events such as storms, floods, droughts, fires or heatwaves, and chronic risks arising from gradual changes in the climate, such as changing rainfall patterns, rising sea levels, ocean acidification, and biodiversity loss. Physical risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

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○	Environmental Risk. The risk posed by the exposure to issuers that may potentially be causing or affected by environmental degradation and/or depletion of natural resources. Environmental risk may result from air pollution, water pollution, waste generation, depletion of freshwater and marine resources, loss of biodiversity or damages to ecosystems. Environmental risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

○	Social Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by social factors such as poor labor standards, human rights violations, damages to public health, data privacy breaches, or increased inequalities. Social risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs.

○	Governance Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by weak governance structures. For companies, governance risk may result from malfunctioning boards, inadequate remuneration structures, abuses of minority shareholders or bondholders’ rights, deficient controls, aggressive tax planning and accounting practices, or lack of business ethics. For countries, governance risk may include governmental instability, bribery and corruption, privacy breaches and lack of judicial independence. Governance risk may negatively affect the value of investments due to poor strategic decisions, conflicts of interest, reputational damages, increased liabilities or loss of investor confidence.

○	ESG Data Risk. ESG information from third-party data providers may be incomplete, inaccurate, or unavailable. As a result, there is a risk that the Adviser may incorrectly assess a security or issuer, resulting in the incorrect inclusion or exclusion of a security in the Fund’s portfolio. Incomplete, inaccurate, or unavailable ESG data may also act as a methodological limitation to a non-financial investment strategy (such as the application of ESG criteria or similar). The Adviser will seek to mitigate this risk through its own assessment. In the event that the ESG characteristics of a security held by the Fund change, resulting in the security being sold, neither the Fund, nor the Adviser accept liability in relation to such change.

As with the use of any considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.

●	Derivatives Risk. The risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

●	Hedging Risk. The risk arising from an investment being over or under hedged with regards to, but not limited to currency exposure and duration.

●	Counterparty Risk and Collateral Risk.

○	Counterparty Risk. Counterparty risk refers to the risk of loss for an ETF resulting from the fact that the counterparty to a transaction entered into by an ETF may default on its contractual obligations. There can be no assurance that an issuer or counterparty will not be subject to credit or other difficulties leading to a default on its contractual obligations and the loss of all or part of the amounts due to the ETF. This risk may arise at any time the assets of an ETF are deposited, extended, committed, invested or otherwise exposed through actual or implied contractual agreements.

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○	Collateral Risk. Although collateral can be taken to mitigate the risk of counterparty default, there is a risk that collateral taken, particularly in the case of securities, when realized, may not generate sufficient liquidity to settle the debts of the counterparty. This may be due to factors such as improper pricing of collateral, weaknesses in the valuation of collateral on a regular basis, adverse market movements in the collateral value, deterioration of the credit rating of the collateral issuer or the illiquidity of the market in which the collateral is negotiated.

●	Active Management Risk. The risk that the Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available investments. Any given investment strategy may fail to produce the intended results, and the Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

●	Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical and other events (e.g., wars, pandemics, sanctions and terrorism) will disrupt securities markets, adversely affect the general economy or particular economies and markets and exacerbate the effects of other risks to which the Fund is subject, thereby reducing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or in other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies and industries. Terrorism in the United States and around the world has increased geopolitical risk, and terrorist attacks could result in the closure of securities markets or other disruptions. Securities markets are susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them held by the Fund. Fraud and other deceptive practices committed by an issuer of securities held by the Fund, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud contributes to overall market volatility, which can adversely affect the Fund’s investment program.

●	Tax risk. The risk of loss incurred by changes in tax regimes, loss of tax status or advantages. This may impact the Fund’s strategy, asset allocation and net asset value.

○	Singaporean Tax Risk. A taxable presence in Singapore generally arises whenever a Fund is managed by Pictet Asset Management (Singapore) Pte. Ltd. To mitigate potential tax liabilities in Singapore, the Fund will rely on existing Singaporean tax exemptions. It must be noted that despite the compliance of a Fund with a specific exemption, some Singapore-source incomes derived by it may remain taxable in Singapore (such as incomes from Singaporean REITs).

●	Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Unlike publicly traded securities that trade on national securities exchanges, there is no central place or exchange for trading most debt securities. Debt securities generally trade on an “over-the-counter” market. Due to the lack of centralized information and trading, and variations in lot sizes of certain debt securities, the valuation of debt securities may carry more uncertainty and risk than that of publicly traded securities. Debt securities are commonly valued by third-party pricing services that utilize a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such securities, cash flows and transactions for comparable instruments. However, because the available information is less reliable and more subjective, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Adviser were to change its valuation policies, or if the Fund were to change pricing services, or if a pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value. Additionally, pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. In addition, the value of the debt securities in the Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. Net asset value calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

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●	ETF-Related Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks:

○	Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Fund shares, including brokerage commissions imposed by brokers and the variance in bid-ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

○	Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, typically only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Retail investors cannot transact directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace to transact in Fund shares, there may be demand for Fund shares thereby increasing the market price above net asset value (“NAV”), or lack of demand, which may decrease the market price below NAV, or in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings. As a result of these considerations, Fund shares may trade at a material premium or discount to NAV or these factors may, in turn, lead to wider spreads between the bid and ask price of Fund shares. In addition, the Fund may face possible delisting if: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Trading Risk. Shares of the Fund may trade on [_____] (the “Exchange”) above (premium) or below (discount) their NAV. In stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may increase the variance between the market price of the Fund shares and the value of its underlying holdings. This can be reflected as a spread between the bid and ask prices for the Fund shares quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

○	Cash Transactions Risk. The Fund may effect some of its creations and redemptions for cash, rather than in-kind securities. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. In effecting creations and redemptions in exchange for cash, the Fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions, unlike an ETF that effects creations and redemptions only in-kind. In addition, costs could be imposed on the Fund which would have the effect of decreasing the Fund’s NAV to the extent the costs are not offset by a transaction fee payable by an Authorized Participant.

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○	National Closed Market Trading Risk – To the extent that the underlying securities or other instruments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities or other instruments trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

●	New/Smaller Fund Risk. A new or smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size, in which case it could ultimately liquidate.

●	Operational Risk. The risk of loss resulting from inadequate or failed internal processes, people and systems, or from external events. Operational risk includes but is not limited to multiple risks such as: systems and process risk that arises from systems vulnerability, insufficiency or controls failure, valuation risk when an asset is overvalued and is worth less than expected when it matures or is sold, service providers risk when service providers do not deliver the desired level of service, execution risk when an order may not be executed as desired, resulting in a loss for the Fund or having regulatory consequences, and risk surrounding the human being (insufficient or inappropriate skills/competencies, loss of key personal, availability, health, safety, fraud/collusion risk, etc.).

●	Cybersecurity risk. With the increased reliance on technology to conduct business, the Fund and its third-party service providers (including any advisors, custodians, distributors, administrators, transfer agents, accountants) may face the risk of cyber-attacks in relation to, but not limited to, the confidentiality, integrity, or availability of information, data, or information systems. Issuers of securities in which a Fund invests, may face similar risks, which could result in material adverse impacts for the Fund. Cyber-attacks can result from deliberate or unintentional events. Cyber security failures and breaches may cause disruptions and impact the Fund’s operations, potentially resulting in financial losses. Such impacts may consist in the inability of a Fund to conduct operations including the calculation and publication of its net asset value, the disclosure of confidential information, erroneous trades or orders, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement and other costs. Cyber-attacks may render records of a Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber security events.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. When available, updated performance information will be available on the Fund’s website at [_______]. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

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Investment Advisers

Pictet Asset Management Ltd. (“Pictet AM UK”) serves as the investment adviser to the Fund. Pictet Asset Management (USA) Corp. (“Pictet AM US”), Pictet Asset Management (Singapore) Pte Ltd (“Pictet AM Singapore”), and Tidal Investments, LLC (“Tidal”)   each serve as a sub-adviser to the Fund.

Portfolio Managers

Alper Gocer, Head of Emerging Markets Fixed Income at [Pictet AM UK], has served as a portfolio manager of the Fund since its inception in [____].

Robert Simpson, Head of Emerging Markets Investment Strategy & Solutions at [Pictet AM UK], has served as a portfolio manager of the Fund since its inception in [____].

Andrew Stanners, Senior Investment Manager at [Pictet AM UK], has served as a portfolio manager of the Fund since its inception in [____].

Christopher Preece, Investment Manager at [Pictet AM US], has served as a portfolio manager of the Fund since its inception in [____].

For important information about the purchase and sale of shares of the Fund, taxes, and financial intermediary compensation please turn to “Summary Information About Purchasing and Selling Shares, Taxes, and Financial Intermediary Compensation” on page [-] of the Prospectus.

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Summary Information About Purchasing and Selling Shares, Taxes

and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

The Funds issue shares to, and redeems shares from, certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of Fund shares known as “Creation Units.” Creation Unit transactions are generally conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Funds, cash or a combination of securities and cash.

Individual Fund shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at [_________].

U.S. Tax Information

Each Fund intends to elect to be treated, and intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders.

Distributions made by each Fund may be taxable as ordinary income, qualified dividend income (if applicable), or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. In that case, you may be taxed when you take a distribution from such account, depending on the type of account, the circumstances of your distribution, and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), Pictet or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information about the Funds’ Investment Strategies

Fund Summary. The preceding section summarizes the investment objective, fees and expenses, principal investment strategies, principal risks, performance, management, and other important information for the Funds. The summary is not all-inclusive, and a Fund may make investments, employ strategies, and be exposed to risks that are not described in its summary. More information about the Funds’ investments and strategies is contained in the Statement of Additional Information (the “SAI”). See the back cover of this Prospectus for information about how to receive the SAI.

Investment Objectives/Policies. Each Fund is an actively managed ETF and uses an active investment strategy in seeking to achieve its investment objective. Each Fund’s investment adviser, and sub-adviser(s) (if applicable), subject to the oversight of the Board of Trustees (the “Board”) of The 2023 ETF Series Trust (the “Trust”), has discretion on a daily basis to manage each Fund’s portfolio in accordance with its investment objective and investment policies. The Board of the Trust may change the Funds’ investment objective or policies without shareholder approval or prior notice, provided that an investment policy identified in the SAI as fundamental may not be changed without shareholder approval. Neither the Funds nor any of the Advisers guarantee that the Funds will be able to achieve their investment objectives.

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Name Policies. To comply with Rule 35d-1 under the 1940 Act, the rule regarding the use of descriptive words in a fund’s name, some Funds have adopted policies (which apply at the time of the Fund’s investment, unless stated otherwise) of investing at least 80% of the value of their net assets plus the amount of any borrowings made for investment purposes in specific types of investments, industries, countries, or geographic regions (each, a “Name Policy” and, collectively, the “Name Policies”). Those Name Policies are described in the “Principal investment strategies” section of these Funds’ summaries.

A Fund will not change its Name Policy without providing its shareholders at least 60 days’ prior written notice. When used in connection with a Fund’s Name Policy, “assets” include the Fund’s net assets plus any borrowings made for investment purposes. A Fund may invest directly in securities of companies in a particular industry, country, or geographic region or indirectly, for example, by purchasing securities of another fund or investing in derivatives or synthetic instruments with underlying assets that have economic characteristics similar to investments tied economically to a particular industry, country, or geographic region.

Tax Consequences. No Adviser is obligated to, and generally will not, consider tax consequences when seeking to achieve a Fund’s investment objective (e.g., a Fund may engage in transactions or make investments in a manner that is not tax efficient for U.S. federal, state or local and/or non-U.S. tax purposes).

In addition, a Fund’s investment through underlying funds could affect the amount, timing and character of its distributions and could cause a Fund to recognize taxable income in excess of the cash generated by that investment, requiring a Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions. See “Dividends, Distributions and Taxes” in the SAI for more information.

Credit Quality. In this Prospectus, the term “investment grade” refers to a rating of Baa3/P-3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB-/A-3 or better by S&P Global Ratings (“S&P”) and the term “below investment grade” refers to any rating by Moody’s or S&P below those ratings. Fixed income securities rated below investment grade are commonly referred to as high yield or “junk” bonds. In addition, in this Prospectus, securities and commercial paper that are rated Aa/P-1 or better by Moody’s or AA/A-1 or better by S&P are commonly referred to as “high quality.” Securities referred to in this Prospectus as investment grade, below investment grade, or high quality include securities rated by Moody’s, S&P or both and other securities (including securities that are unrated or rated by ratings organizations other than Moody’s and S&P) that Pictet determines have comparable credit qualities.

Portfolio Turnover. The Funds are not subject to any limit on the frequency with which portfolio securities may be purchased or sold, and Pictet makes investment decisions for the Funds without regard to portfolio turnover rates. High turnover rates may create additional taxable income for shareholders. If portfolio turnover results in the recognition of short-term capital gains, those gains, when distributed, typically are taxed to shareholders as ordinary income. See “Dividends, Distributions and Taxes” below for more information.

Benchmarks. Fund benchmarks (if any) are described under “Fund Benchmarks and Comparative Indices.” In some cases, a Fund’s summary states that a Fund seeks total return greater than that of its benchmark. Neither the Funds nor an Adviser can provide any assurance as to how a Fund will perform on an absolute basis or relative to its benchmark. A Fund’s benchmark is stated as of the date of this Prospectus and may be changed without prior notice to shareholders.

This Prospectus does not offer shares of the Funds in any state where they may not lawfully be offered.

Additional Principal Risk Information

The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

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	Pictet AI & Automation ETF	Pictet Cleaner Planet ETF	Pictet AI Enhanced International Equity ETF	Pictet Emerging Markets Rising Economies ETF	Pictet Emerging Markets Debt ETF
Active Management Risk	✓	✓	✓	✓	✓
Artificial Intelligence Models and Data Risk			✓
“Cleaner Planet” Investing Risk		✓
Convertible Securities Risk	✓	✓	✓	✓	✓
Convertible Bonds Risk					✓
Counterparty and Collateral Risk			✓	✓	✓
Cybersecurity Risk	✓	✓	✓	✓	✓
Debt Securities Risks	✓	✓		✓	✓
Credit Risk					✓
Credit Rating Risk					✓
Extension Risk					✓
Interest Rate Risk					✓
Prepayment Risk					✓
Depositary Receipts Risk	✓	✓	✓	✓
Derivatives Risk			✓	✓	✓
Distressed and Defaulted Debt Securities Risk					✓
Emerging Markets Risk	✓	✓		✓	✓
Equity Securities Risk	✓	✓	✓	✓
ETF-Related Risks	✓	✓	✓	✓	✓
Costs of Buying or Selling Shares Risk	✓	✓	✓	✓	✓
Limited Authorized Participants, Market Makers, and Liquidity Providers Risk	✓	✓	✓	✓	✓
Trading Risk	✓	✓	✓	✓	✓
Cash Transactions Risk				✓	✓
National Closed Market Trading Risk	✓	✓	✓	✓	✓
Foreign Currency Risk	✓	✓	✓	✓	✓
Foreign Securities Risk	✓	✓	✓	✓	✓

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	Pictet AI & Automation ETF	Pictet Cleaner Planet ETF	Pictet AI Enhanced International Equity ETF	Pictet Emerging Markets Rising Economies ETF	Pictet Emerging Markets Debt ETF
Frontier Markets Risk				✓	✓
Hedging Risk					✓
High Yield Investment Risk					✓
Industry Concentration Risk				✓
Banks Industry Risk				✓
Financial Services Industry Risk				✓
Information Technology Industries Risk	✓	✓
Insurance Industry Risk				✓
Investment Company and ETF Risk				✓
Investment Restriction Risk	✓	✓	✓	✓	✓
Liquidity Risk					✓
Market Disruption and Geopolitical Risk	✓	✓	✓	✓	✓
New/Smaller Fund Risk	✓	✓	✓	✓	✓
Non-Diversification Risk	✓	✓
Operational Risk	✓	✓	✓	✓	✓
Participation Certificates Risk	✓	✓	✓
Participatory Notes Risk				✓
Portfolio Turnover Risk			✓
Preferred Stock Risk	✓	✓	✓	✓
Real Estate Investment Trusts (REITs) Risk	✓	✓	✓	✓
Restricted Securities Risk					✓
Rights and Warrants Risk	✓	✓	✓	✓
Risks Relating to Companies Focused on Artificial Intelligence, Robotics, Cybersecurity, Semiconductors and Software	✓
Sector Focus Risk	✓	✓		✓
Communication Services Sector Risk	✓

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	Pictet AI & Automation ETF	Pictet Cleaner Planet ETF	Pictet AI Enhanced International Equity ETF	Pictet Emerging Markets Rising Economies ETF	Pictet Emerging Markets Debt ETF
Consumer Discretionary Sector Risk	✓
Financials Sector Risk				✓
Industrials Sector Risk	✓	✓
Information Technology Sector Risk	✓	✓
Utility Sector Risk		✓
Security Pricing Risk	✓	✓	✓	✓	✓
Sovereign and Quasi-Sovereign Debt Securities Risk					✓
Special Purpose Acquisition Companies (SPACs) Risk	✓	✓		✓
Structured Finance Securities Risk					✓
Sukuk Risk					✓
Sustainability & ESG Data Risk	✓	✓	✓	✓	✓
Tax Risk	✓	✓	✓	✓	✓
Singapore Tax Risk					✓
Valuation Risk					✓
Value Investing Risk				✓

Investing in an ETF involves many risks. Factors that may affect the Fund’s portfolio as a whole, called “principal risks,” are discussed in “Principal Risks of Investing in the Fund” above and in additional detail in this section. The risks of investing in the Funds depend on the types of investments in its portfolio and the investment strategies Pictet employs on its behalf. This section describes the principal risks but does not describe every potential risk of investing in the Funds. The Funds could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time. The SAI includes more information about the Funds, their investments, and the related risks.

An investment in a Fund, by itself, generally does not provide a complete investment program but rather is intended to serve as part of an investor’s overall investment program. An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following section provides additional information regarding the principal risks of the Funds.

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●	Active Management Risk. The value of your investment may go down if Pictet’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if a Fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by Pictet, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if Pictet’s investment style is out of favor or otherwise fails to produce the desired results. In addition, a Fund’s investment strategies or policies may change from time to time. Legislative, regulatory, or tax developments may also affect the investment techniques available to the Adviser in connection with managing the Funds. Those changes and developments may not lead to the results intended by Pictet and could have an adverse effect on the value or performance of a Fund. Any of these factors could cause a Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

●	Artificial Intelligence Models and Data Risk. The Fund relies heavily on a proprietary artificial intelligence selection model as well as data and information supplied by third parties that are utilized by such model. To the extent the model does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value. If the model or data are incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the model or data been correct and complete. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

●	“Cleaner Planet” Investing Risk. The returns on a portfolio of securities that excludes companies that have not adopted practices and policies to support the transition to a more sustainable economy may trail the returns on a portfolio of securities that includes companies that have not adopted these practices and policies. Investing only in a portfolio of securities of companies that help to achieve a more sustainable economy may affect the Fund’s exposure to certain types of investments and may adversely impact the Fund’s performance depending on whether such investments are in or out of favor in the market.

●	Convertible Securities Risk. Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at an investor’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

○	Convertible Bonds Risk. Convertible bonds are bonds issued by a company that give the bondholder an option to convert the bond into common stocks of the company at certain times using a predetermined exchange ratio. Convertible bonds involve risks of default on interest and principal and price changes due to, without limitation, such factors as interest rates, general economic conditions and the issuer’s creditworthiness. Convertible bonds may be less liquid than other securities and during periods of thin trading, the spread between bid and ask prices is likely to increase. Convertible bonds may experience greater price volatility than conventional debt securities, due to, among other things, the volatility of the underlying equity security. There is no guarantee that a convertible bond of an issuer will provide a greater rate of return than either the equity or fixed income securities of such issuer, or any positive return at all. convertible bonds are often subordinate to conventional debt securities of an issuer, and the analysis of the creditworthiness of convertible bonds may be more complex than for rated debt instruments. In addition, convertible bonds typically contain provisions which allow the issuer of these securities to call or redeem the securities.

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●	Collateral Risk. The value of collateral securing a debt instrument could decline, be insufficient to satisfy the obligation or be difficult to liquidate. The Fund’s access to the collateral could be limited by bankruptcy or by the type of loan it purchases. As a result, a collateralized debt instrument may not be fully collateralized and can decline significantly in value.

●	Counterparty Risk. If the Fund enters into an investment or transaction that depends on the performance of another party, the Fund becomes subject to the credit risk of that counterparty. The Fund’s ability to profit from these types of investments and transactions depends on the willingness and ability of the counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. The Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving a counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if the Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, the Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of securities and, if the Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, the Fund may also be similarly impacted.

●	Cybersecurity Risk. The Funds and their service providers (including Pictet) are susceptible to cyberattacks and to technological malfunctions that have effects similar to those of a cyberattack. Additionally, outside parties may attempt to fraudulently induce employees of a Fund’s service provider (including Pictet) to disclose sensitive information to gain access to a Fund’s electronic infrastructure. Cyberattacks include, among others, stealing, corrupting, or preventing access to data maintained online or digitally, preventing legitimate users from accessing information or services, releasing confidential information without authorization and disrupting operations. Successful cyberattacks against, or security breakdowns of, a Fund, Pictet, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyberattacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of confidential shareholder or Fund information, impede trading, interfere with the use of quantitative models, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses and additional compliance costs. The Funds’ service providers regularly experience cyberattacks and expect they will continue to do so. In addition, cyberattacks involving a counterparty to a Fund could affect the counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. While Pictet has established business continuity plans and systems designed to prevent, detect and respond to cyberattacks, those plans and systems have inherent limitations, and there is not assurance they will be effective.

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Issuers of securities in which the Funds invest are subject to cybersecurity risks that could have material adverse consequences for those issuers and result in a decline in the market price of their securities. Furthermore, cyberattacks, technological disruptions, malfunctions or failures could cause an exchange or market to close or suspend trading generally, or in specific securities, thus preventing the Funds from, among other things, buying or selling portfolio securities or accurately pricing those securities. The Funds cannot directly control cybersecurity plans and systems of their service providers, the Funds’ counterparties, issuers of securities in which the Funds invest, or securities markets and exchanges, and the Funds’ service providers and counterparties and issuers may have limited, if any, indemnification obligations to Pictet or the Funds.

●	Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

○	Credit Risk. This is the risk that the issuer or guarantor of a fixed income investment will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The obligations of issuers, guarantors and other obligors also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The market price of a fixed income investment will normally decline as a result (and/or in anticipation) of the failure of an issuer, guarantor, or other obligor to meet its payment obligations or a downgrading of the credit rating of the investment. The extent to which the market price of a fixed income investment changes in response to a credit event depends on many factors and can be difficult to predict. Changes in actual or perceived creditworthiness may occur quickly. This risk is particularly acute in environments in which financial services firms are exposed to systemic risks.

All fixed income investments are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending on whether the issuer is a corporation, government or government entity, whether the particular security has priority over other obligations of the issuer in payment of principal and interest and whether the particular security has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income investment. U.S. government securities are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability of the obligor to borrow from the U.S. Treasury or supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Although securities issued by the U.S. government historically have presented minimal credit risk, a credit rating downgrade (such as a downgrade of the long-term credit rating of U.S. bonds in 2011) could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease, the market price of a Fund’s investments in U.S. bonds.

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A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.

The Fund’s investments are also subject to the risk of inflation. As inflation increases, the present market value of a fixed income investment held by the Fund typically will decline.

○	Credit Rating Risk. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. Coupons or interest is offered to investors of debt securities as compensation for assuming risk. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the securities. If an issuer defaults or becomes unable to honor its financial obligations, the securities may lose some or all of their value.

○	Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making them more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value. Extension risk is particularly prevalent for a callable debt security where an increase in interest rates could result in the issuer of that security choosing not to redeem the debt security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value.

○	Interest Rate Risk. Generally, the value of fixed income securities, as well as hybrid securities with fixed income characteristics, will change inversely with changes in interest rates. As interest rates rise, the value of fixed income securities and such hybrid securities held by the Fund is likely to decrease. Conversely, as interest rates fall, the market value of fixed income securities and such hybrid securities tend to increase. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. For example, the price of a bond with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. To the extent the Fund invests a substantial portion of its assets in fixed income securities and hybrid securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly.

○	Prepayment Risk. This risk occurs when a fixed-income investment held by the Fund may be repaid in whole or in part prior to its maturity. The amount of prepayable obligations the Fund invests in from time to time may be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may repay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases a relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short- or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than short-term investments, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income securities and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.

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●	Depositary Receipts Risk. American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. There may be less publicly available information regarding the issuer of the securities underlying a depositary receipt than if those securities were traded directly in U.S. securities markets. Depositary receipts may or may not be sponsored by the issuers of the underlying securities, and information regarding issuers of securities underlying unsponsored depositary receipts may be more limited than for sponsored depositary receipts. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.

●	Derivatives Risk. Derivatives are financial contracts whose value depends on the value of underlying assets, such as securities, commodities or currencies, reference rates, such as interest rates, currency exchange rates or inflation rates, or indices. The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include, but are not limited to, futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements and other over-the-counter (OTC) contracts. The SAI describes the various types of derivatives in which the Funds invest and how they are used in the Funds’ investment strategies.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation and exposes the Funds to the risk that the valuations generated by Pictet’s pricing models are different from the amounts the Funds realize when they close or sell a derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, the Funds run a risk that inaccurate valuations will result in higher than necessary cash payments to counterparties, under-collateralization and/or errors in the calculation of the Funds’ net asset values.

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The use of derivatives involves risks that are in addition to, and potentially higher than, the risks of investing directly in securities. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. When a counterparty’s obligations are not fully secured by collateral in which the Fund has a perfected security interest or that collateral is not regularly marked-to-market, a Fund runs a higher risk of not being able to recover what it is owed if the counterparty defaults. OTC derivatives are susceptible to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction will lead to a dispute with the counterparty or unintended investment results. See “Counterparty Risk.”

Some derivatives transactions (including interest rate swaps and credit default swaps on North American and European indices) are required to be (or are capable of being) centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. In a cleared derivative position, a Fund makes payments (including margin payments) to and receive payments from a clearing house through its account at a clearing member. Clearing houses and clearing members have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivative positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy, and an increase in margin held by a clearing member could expose a Fund to higher credit risk to its clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that Pictet expects to be cleared) and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position or of hedging protection.

Some Funds are permitted to write options. Purchasing and writing put and call options are highly specialized activities and entail higher risks than simply purchasing and selling publicly-traded securities. The market price of an option is affected by many factors, and the market price of an option is often adversely affected, for example, if the market for the option becomes less liquid or the perceived volatility in the underlying security changes significantly. In addition, since an American-style option allows the holder to exercise the option at any time before the option’s expiration, a Fund writing an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. If a Fund writes a call option and does not hold the underlying security, the Fund runs the risk of a potentially unlimited loss.

Investing in derivatives can present many other risks due to the nature of a derivative’s terms, underlying reference assets and other factors.

○	Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve heightened risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Relatively recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

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○	Foreign Exchange Forward Contracts Risk. The successful use of forward contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. A few of the risks associated with the use of forward contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward contract; (b) possible lack of a liquid secondary market for a forward contract and the resulting inability to close a forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

○	Futures Contracts Risk. The use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause a fund to lose more than the principal amount invested. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Sub-Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

●	Distressed and defaulted debt securities risk. Bonds from issuers in distress are often defined as those (i) that have been given a very speculative long-term rating by credit rating agencies or those (ii) that have filed for bankruptcy or expected to file for bankruptcy. In some cases, the recovery of investments in distressed or defaulted debt securities is subject to uncertainty related to court orderings and corporate reorganizations among other things. Companies which issued the debt that has defaulted may also be liquidated. In that context, the Fund may receive, over a period of time, proceeds of the liquidation. The received amounts may be subject to a case-by-case specific tax treatment. The tax may be reclaimed by the authority independently from the proceed paid to the Fund. The valuation of distressed and defaulted securities may be more difficult than other higher rated securities because of lack of liquidity. The Fund may incur legal expenses when trying to recover principal or interest payments. Investment in these kinds of securities may lead to realized capital losses and/or losses that can negatively affect the net asset value of the Fund.

●	Emerging Markets Risk. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Investments in debt securities of foreign governments present special risks, including the fact that issuers may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, or may be unable to make such repayments when due in the currency required under the terms of the debt. Political, economic and social events also may have a greater impact on the price of debt securities issued by foreign governments than on the price of U.S. securities. In addition, brokerage and other transaction costs on foreign securities exchanges are often higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the Adviser’s ability to evaluate local companies and impact the Fund’s performance. Investments in securities of issuers in emerging markets may also be exposed to risks related to a lack of liquidity, greater potential for market manipulation, issuers’ limited reliable access to capital, and foreign investment structures. Additionally, the Fund may have limited rights and remedies available to it to pursue claims against issuers in emerging markets.

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●	Equity Securities Risk. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities.

●	ETF-Related Risks. Each Fund is an ETF and, as a result of this structure, is exposed to the following risks:

○	Costs of Buying or Selling Shares Risk. Investors buying or selling a Fund’s shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy a Fund’s shares (the “bid” price) and the price at which an investor is willing to sell a Fund’s shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for a Fund’s shares based on trading volume and market liquidity, and the spread is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling a Fund’s shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in the Fund’s shares may not be advisable for investors who anticipate regularly making small investments.

○	Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Particularly in times of market stress, Authorized Participants, market makers, or liquidity providers may exit the business, reduce their business activities, or otherwise become unable to process creation and/or redemption orders, and there is a possibility that no other entities will step forward to perform these services. This may result in a significantly diminished trading market for a Fund’s shares, differences between the market price of a Fund’s shares and the underlying value of those shares, and delisting of the shares.

○	Trading Risk. Although each Fund’s shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Secondary market trading in a Fund’s shares may be halted by the Exchange because of market conditions or for other reasons. In addition, trading in a Fund’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of a Fund’s shares will continue to be met or will remain unchanged.

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Shares of a Fund may trade at, above or below its most recent NAV. The per share NAV of a Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the prior most recent calculation. The trading prices of a Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of a Fund’s shares may deviate significantly from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. This can be reflected as a spread between the bid and ask prices for a Fund’s shares quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In stressed market conditions, the market for a Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. However, given that shares of a Fund can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser does not believe that large discounts or premiums to NAV will exist for extended periods of time. While the creation/redemption feature is designed to make it likely that a Fund’s shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV.

As with all ETFs, a Fund’s shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund’s shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intraday (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. If a shareholder purchases at a time when the market price of a Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

○	Cash Transactions Risk. Each Fund may effect some of its creations and redemptions for cash, rather than in-kind securities. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to a Fund’s NAV. In effecting creations and redemptions in exchange for cash, a Fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions, unlike an ETF that effects creations and redemptions only in-kind. In addition, costs could be imposed on a Fund which would have the effect of decreasing a Fund’s NAV to the extent the costs are not offset by a transaction fee payable by an Authorized Participant.

○	National Closed Market Trading Risk. Because securities held by the Fund trade on non-U.S. exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market) used for purposes of calculating the Fund's net asset value, resulting in premiums or discounts to the Fund’s net asset value that may be greater than those experienced by other exchange-traded funds. In addition, shareholders may not be able to purchase and sell shares of the Fund on the listing exchange for the Fund, on days when the net asset value of the Fund could be significantly affected by events in the relevant foreign markets.

●	Foreign Currency Risk. The Fund may invest in non-U.S. dollar denominated securities of foreign issuers. Where a fund’s NAV is determined in U.S. dollars and the fund invests in non-U.S. dollar denominated securities, the fund’s NAV could decline if the currency of the non-U.S. market in which the fund invests depreciates against the U.S. dollar, even if the value of the fund’s holdings, measured in the foreign currency, increases. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

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●	Foreign Securities Risk. Investments in foreign securities involve certain inherent risks such as fluctuations in currency exchange rates. However, the Adviser does not believe that currency fluctuation, over the long term significantly affects portfolio performance of a group of broadly diversified companies representing a number of currencies and countries. The interrelationships of the global economies, volatility or threats to stability of any significant currency, such as occurred in the past with the European Monetary Union, or significant political instability of any country or region, may affect other markets and the value of an investment in the Fund.

Before investing in the Fund, you should also consider the other risks of investing in foreign securities, including political or economic instability in the country of issue and the possible imposition of currency exchange controls or other adverse laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than the prices of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Fund. Investments in foreign securities may also be adversely affected by sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/ or other governments. Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC’s reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. These factors could make foreign investments, especially those in developing countries, more volatile than U.S. investments. The Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in particular countries and/or associated with particular industries. During such periods, the Fund may be more susceptible to risks associated with single economic, political or regulatory occurrences than more diversified portfolios.

●	Frontier Markets Risk. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less-developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies, and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

●	Hedging Risk. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

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●	High Yield Investment Risk. The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments. Successful investment in high yield securities and unrated securities of similar quality involves greater investment risk and is highly dependent on the applicable investment adviser’s credit analysis. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

●	Industry Concentration Risk. To the extent a Fund concentrates its investments in an industry, such Fund will be subject to greater risk of loss as a result of adverse economic, business, political, environmental or other developments affecting those industries.

○	Banks Industry Risk. The Fund is subject to risks faced by companies in the banks industry, including extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; economic conditions; credit rating downgrades; and increased inter-industry consolidation and competition. This sector has experienced significant losses in the past, and the impact of more stringent capital requirements and of recent or future regulation on any individual bank or on the sector as a whole cannot be predicted.

○	Financial Services Industry Risk. The Fund’s portfolio is concentrated in investments in securities issued by companies in the financial services industry. The financial services industry is subject to extensive government regulation. Profitability is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Financial services companies are highly dependent on short-term interest rates and typically will be adversely affected by economic downturns or changes in banking regulations.

○	Information Technology Industries Risk. The stock prices of technology and technology-related companies and therefore the value of the Fund may experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors. Many of the products and services offered by technology companies are subject to the risk of short product cycles. Certain technology-related companies may face special risks that their products or services may not prove to be commercially successful. Such companies also may be subject to risks relating to research and development costs and the availability and price of components. As product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing and competition, which hampers profitability.

○	Insurance Industry Risk. Many factors, including changes in interest rates, general economic conditions, the imposition of premium rate caps, competition and the pressure to compete globally, including price and marketing competition, and other changes in government regulation or tax law, can significantly affect companies in the insurance industry. In addition, different segments of the insurance industry may be affected by mortality and morbidity rates, actuarial miscalculations, environmental clean-up costs and catastrophic events such as natural disasters and terrorist acts, and availability and cost of reinsurance.

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●	Investment Company and Exchange-Traded Funds Risk. A Fund that invests in underlying funds is exposed to the risk that the underlying funds will not perform as expected. A Fund also is indirectly exposed to all of the risks to which the underlying funds are exposed.

At any particular time, a Fund may be purchasing securities of an issuer whose securities are being sold by an underlying fund (or vice versa), creating the risk that a Fund incurs indirectly the costs associated with the two transactions even though its exposure to those securities remains mostly unchanged.

ETFs in which the Funds invest are investment companies that typically hold a portfolio of securities designed to track the performance of a particular securities market index (or sector of an index). Funds investing in ETFs run the risk that an ETF’s performance will not track the performance of the index it is designed to track. In addition, ETFs often use derivatives to track the performance of an index, and, therefore, Fund investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.”

A Fund’s investments in one or more underlying funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by those investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions. See “Dividends, Distributions and Taxes” for more information about the tax consequences of a Fund’s investments.

●	Investment Restriction Risk. The risk arising from governmental capital controls or restrictions that may negatively impact the timing and amount of capital being divested. In some cases, the Fund may not be able to withdraw investments made in some countries. Governments may change restrictions on foreign ownership of local assets, including but not limited to restrictions on sectors, individual and aggregate trading quotas, percentage of control and type of shares available to foreigners. The Fund may not be able to implement their strategies due to restrictions.

●	Liquidity Risk. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limit, delay or prevent a Fund from selling particular securities or closing derivative positions at desirable prices at a particular time or at all. In addition to these risks, a Fund is exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or writing a put or closing a short position). If a Fund is unable to sell a particular investment when it wishes, it could miss other investment opportunities, fail to meet redemption requests, be unable to meet other cash needs or be required to sell other assets it would prefer to hold. A Fund runs the risk that liquid investments become illiquid due to various factors, including financial distress or geopolitical events (such as sanctions, trading halts or wars).

A Fund is particularly subject to liquidity risk to the extent its investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt or equity or other securities or securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations. These types of investments can be difficult to value (see “Determination of Net Asset Value”), exposing a Fund to the risk that the price at which it sells an investment will be less than the price at which Pictet valued it when it was acquired by the Fund. Liquidity risk also tends to be higher in times of financial stress, and markets for securities in entire asset classes can become illiquid during times of market turmoil. Less liquid securities are often more susceptible than other securities to price declines when market prices decline generally.

Historically, credit markets have experienced periods of significant liquidity, and they may experience similar periods in the future. If a Fund is required to sell illiquid investments to satisfy collateral posting requirements or to meet redemptions, it runs the risk that those sales could significantly depress the market price of the securities being sold.

A Fund’s ability to use options in its investment program depends on the liquidity of the options market. A Fund runs the risk, therefore, that a market may not be sufficiently liquid when the Fund seeks to close out an option position. Moreover, the hours of trading for options on an exchange may not conform to the hours of trading of the underlying securities, creating a risk of significant changes in the prices of underlying securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an uncovered option it has sold, the Fund would temporarily be leveraged in relation to its assets.

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●	Market Risk. The Funds are subject to market risk, which is the risk that the market price of their portfolio securities will decline. Market risks include:

Equities. Funds that invest in equities run the risk that the market price of the equities in their portfolios will decline. That decline may be attributable to factors affecting the issuer, such as a failure to keep up with technological advances or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages or increased production costs. A decline also may be attributable to general market conditions not specifically related to a company or industry, such as existing or anticipated adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, rising inflation (or expectations for rising inflation), or adverse investor sentiment generally. The market prices of equities are volatile and can decline in a rapid or unpredictable manner. The market price of equities that are characterized as relatively cyclical often are especially sensitive to economic cycles, which means that those equities typically underperform non-cyclical equities during economic downturns. Performance of cyclical equities can be significantly affected by, among other factors, cyclical revenue generation, consumer confidence and changing consumer preferences, and the performance of domestic and international economies. If a Fund purchases an equity for what Pictet believes is less than its fundamental fair (or intrinsic) value as assessed by Pictet, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if Pictet’s assessment proves to be incorrect or the market fails to recognize an equity’s intrinsic value). Such equities may decline in value even though they are already undervalued. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples.

Fixed Income. Funds that invest in fixed income investments (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, rising inflation, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt investments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income investments also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income investment. Mortgage- or asset-backed debt obligations are also subject to extension risk, which is the risk that the underlying mortgages or other assets will be paid off by the borrowers more slowly than anticipated, thus increasing the average life of such bonds and the sensitivity of the prices of such bonds to future interest rate changes.

As inflation increases, interest rates typically rise and the market price of a Fund’s fixed income investments typically will decline, resulting in potential losses to Fund shareholders. Inflation rates may change frequently and dramatically as a result of various factors, including shifts in the domestic or global economy and changes in monetary or fiscal policies.

The risk associated with increases in interest rates (also called “interest rate risk”) is higher for Funds holding fixed income investments with longer durations. In addition, in managing some Funds, Pictet may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s fixed income investments would likely be significantly lower if Pictet’s assessment proves incorrect.

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As of the date of this Prospectus, interest rate risk is elevated because of recent monetary policy measures and the current interest rate environment. During periods of economic uncertainty and change, the market price of a Fund’s below investment grade fixed income investments (commonly referred to as “high yield” or “junk bonds”) typically is particularly volatile. Often, the market price of below investment grade fixed income investments is more sensitive to interest rate and economic changes than higher rated investments. Moreover, below investment grade fixed income investments can be difficult to value (see “Determination of Net Asset Value”), exposing a Fund to the risk that the price at which it sells a below investment grade fixed income investment will be less than the price at which that investment was valued when held by the Fund. See “Illiquidity Risk” for more information about these risks.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation). In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Fixed income investments denominated in foreign currencies also are subject to currency risk. See “Currency Risk.”

Markets for fixed income investments are subject to periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, subjecting it to the risk of having to generate cash by selling fixed income investments at unfavorable prices. The risks associated with rising interest rates are generally higher during periods when interest rates are at or near their historic lows. A substantial increase in interest rates could have a material adverse effect on the market value of fixed income investments and on the performance of the Funds. Actions by central banks or regulators (such as intervention in foreign currency markets or imposition of currency controls) also could have a material adverse effect on the Funds.

●	New/Smaller Fund Risk. A new or smaller fund’s performance may not represent how the fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the fund is fully invested. Similarly, a new or smaller fund’s investment strategy may require a longer period of time to show returns that are representative of the strategy. New funds have limited performance histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new or smaller fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted. Further, when a fund’s size is small, the fund may experience low trading volumes and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange. If a fund were to be required to delist from the listing exchange, the value of the fund may rapidly decline and performance may be negatively impacted. There can be no assurance that the Fund will achieve an economically viable size. Any of the foregoing may result in the Fund being liquidated. The Fund may be liquidated by the Board without a shareholder vote. In a liquidation, shareholders of the Fund will receive an amount equal to the Fund’s NAV, after deducting the costs of liquidation, including the transaction costs of disposing of the Fund’s portfolio investments. Receipt of a liquidation distribution may have negative tax consequences for shareholders. Additionally, during the Fund’s liquidation all or a portion of the Fund’s portfolio may be invested in a manner not consistent with its investment objective and investment policies.

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●	Non-Diversification Risk. As a non-diversified investment company under the 1940 Act, the Fund may hold a smaller number of portfolio securities than many other funds and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.

●	Operational Risk. The Funds are subject to operational risks resulting from other services provided by Pictet and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other operational services. Examples of operational risks include the risk of loss caused by inadequate procedures and controls, human error and system failures by a service provider that result in trading delays or errors that prevent a Fund from realizing investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value for a Fund or share class on a timely basis. Pictet is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds.

●	Participation Certificates Risk. Participation certificates represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. The risks of investing in participation certificates includes foreign investment risk. Participation certificates also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments. The purchaser of a participation certificate must rely on the credit worthiness of the bank or broker who issues the participation certificate, and these notes do not have the same rights as a shareholder of the underlying foreign security.

●	Participatory Notes Risk. Participatory notes (“P-notes”) are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a fund that holds them to counterparty risk (and this risk may be amplified if a fund purchases P-notes from only a small number of issuers).

●	Portfolio Turnover Risk. The Funds may engage in frequent trading of their portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing the Fund's investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains.

●	Preferred Stock Risk. Preferred stock is subordinated to bonds and other debt instruments in a company’s capital structure and, therefore, will be subject to greater credit risk than those debt instruments. In addition, preferred stock is subject to other risks such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments, and possibly being in heavily regulated industries. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns even though it may not have received this income. Further, preferred stock may lose substantial value due to the omission or deferment of dividend payments. Preferred stock may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. In addition, in certain circumstances, an issuer of preferred stock may redeem the securities prior to a specified date, which may negatively impact the return of the security.

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●	Real Estate Investment Trusts (REITs) Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for the favorable tax treatment available to REITs or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

●	Restricted Securities Risk. The Fund may invest in Rule 144A securities and other types of exempt securities, which are not registered for sale pursuant to an exemption from registration under the Securities Act of 1933, as amended. These securities, while initially privately placed, typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. If there are an insufficient number of qualified institutional buyers interested in purchasing such securities at a particular time, the Fund may have difficulty selling such securities at a desirable time or price. As a result, the Fund’s investment in such securities may be subject to increased liquidity risk. In addition, the issuers of Rule 144A securities may require their qualified institutional buyers (such as the Fund) to keep certain offering information confidential, which could adversely affect the ability of the Fund to sell such securities.

●	Rights and Warrants Risk. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

●	Risks Relating to Companies Focused on Artificial Intelligence, Robotics, Cybersecurity, Semiconductors and Software. The Fund may be particularly sensitive to the risks affecting companies focused on artificial intelligence, robotics, cybersecurity, semiconductors and software. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, rapidly changing technologies, rapid obsolescence of products and services, increasing regulatory scrutiny, and changes in government regulatory requirements. Securities of such companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. These companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

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●	Sector Focus Risk. Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors. While the Fund’s sector exposure is expected to vary over time, the Fund anticipates that it may be subject to some or all of the risks described below. The list below is not a comprehensive list of the sectors to which the Fund may have exposure over time and should not be relied on as such.

○	Communication Services Sector Risk. Market or economic factors impacting communication services companies and companies that rely heavily on technological advances could have a major effect on the value of a Fund’s investments. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the Communication Services Sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. Stocks of communication services companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the Communication Services Sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. While all companies may be susceptible to network security breaches, certain companies in the Communication Services Sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

○	Consumer Discretionary Sector Risk. To the extent that the Fund invests a substantial portion of its assets in the consumer discretionary sector, the Fund will be particularly susceptible to the risks associated with companies operating in such sector. Companies in the consumer discretionary sector are subject to risks, including fluctuations in domestic and international economic conditions and forecasts, inflation, shipment and supply chain disruptions and interest rate changes, currency exchange rates, increased competition and consumer confidence as well as increases in production-related costs. Performance of such companies also may be adversely affected by factors such as reduced disposable household income, reduced consumer spending, and changing demographics and consumer tastes. Companies in this sector are subject to competitive forces (including competition brought by foreign brands), which may also have an adverse impact on their profitability and the value of their securities. This sector may be strongly affected by fads, marketing campaigns, changes in demographics and consumer preferences, and other economic or social factors affecting consumer demand. Governmental regulation, including price controls and regulations on packaging, labeling, competition, and certification, may affect the profitability of companies in such sector. Companies operating in this sector may also be adversely affected by government and private litigation.

○	Financials Sector Risk. To the extent the Fund invests significantly in securities of, or financial instruments tied to the performance of, companies in the financials sector, it is subject to the risk that the financials sector will underperform the market as a whole due to adverse regulatory developments, market conditions or similar events affecting the financials sector. The financials sector includes companies involved in a wide variety of financial activities, including, for example, banking, consumer finance, asset management, investment banking and brokerage, insurance brokerage, reinsurance, residential and commercial mortgage servicing, and the operation of financial exchanges. Companies in the financials sector are subject to extensive government regulation and intervention, adverse market conditions, and increased competition, all of which may adversely affect the scope of their activities, the fees and interest rates they can charge, the amount of capital and liquid assets they must maintain, the financial commitments that they can make, profitability, and, potentially, their size. Adverse regulation or market conditions may affect the financials sector as a whole or specific industries or sub-industries within the financials sector. For example, companies in the Banks Industry, a separate industry within the financials sector, were particularly affected by recent market conditions that contributed to the failure of multiple regional banks. In addition, the deterioration of particular segments of the market, such as the credit market, may have particularly far-reaching and adverse effects across the financials sector. Events affecting the financials sector in the recent past resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain companies within the sector to incur large losses further exacerbating the adverse performance of the sector as a whole. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in the financials sector.

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○	Industrials Sector Risk. Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events, including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.

○	Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

○	Utilities Sector Risk. Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability.

Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

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●	Security Pricing Risk. The risk of uncertainty of price changes. Usually, the higher the volatility of an asset or instrument, the higher its risk. The prices for securities in which the Funds invest may change significantly in short-term periods.

●	Sovereign and Quasi-Sovereign Debt Securities Risk. The Fund may invest in sovereign and quasi-sovereign debt securities. Sovereign debt securities are issued or guaranteed by foreign governmental entities. Investments in such securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt. Such delays or refusals may be due to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. A governmental entity may default on its obligations or may require renegotiation as to maturity or interest rate units of debt payments. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. A restricting or default of sovereign debt security may cause additional impacts on financial markets such as downgrades to credit ratings, disruptions in trading markets, reduced liquidity and increase volatility. Additionally, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment-grade.

●	Special Purpose Acquisition Companies (SPACs) Risk. The Fund may invest in stock, warrants, and other securities of SPACs. A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (ii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iii) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders (unless such shareholders approve alternative arrangements), and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction or the Fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Fund may not reap any resulting benefits; (vi) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (vii) an investment in a SPAC may be diluted by additional, later offerings of securities by the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; (viii) a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger; (ix) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a lower price; and (x) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. In addition, the Fund may obtain certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”), which may be subject to forfeiture or expire worthless and which generally have more limited liquidity than SPAC shares issued in an IPO.

●	Structured Finance Securities Risk. Payment of interest on structured finance securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the creditworthiness of the credit-support provider, if any, and the performance of other service providers with access to the payment stream. A problem in any of these factors can lead to a reduction in the payment stream the Manager expected the Fund to receive when the Fund purchased the structured finance security. Principal repayments of structured finance securities are at risk if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities have. Investments in mortgage-backed securities and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, for example, items such as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in the Fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than expected principal payments. This may lock in a below market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Defaults on the underlying assets, if any, may impair the value of a mortgage-related or other asset-backed security. For some asset-backed securities in which the Fund invests, such as those backed by credit card receivables, the underlying cash flows may not be supported by a security interest in a related asset. Moreover, the values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.

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●	Sukuk Risk. Sukuk are similar to conventional senior, unsecured bonds but are structured to comply with Sharia, or Islamic, law and its investment principles, which, inter alia, prohibit the charging or paying of interest. Sukuk represent undivided shares in the income generated by an underlying asset or pool of assets (the “Underlying Assets”) and/or contractual payment obligations of an obligor. Obligors include international financial institutions, corporations, foreign governments and agencies of foreign governments (each, an “Obligor”). Obligors typically arrange for the issue of sukuk through a special purpose vehicle or similar corporate entity (the “Sukuk Issuer”). For sukuk linked to Underlying Assets, title to the Underlying Assets is transferred to the Sukuk Issuer; for sukuk that are not linked to Underlying Assets, the sukuk represents an interest in the income stream generated by one or more contractual payment obligations of the Obligor to the Sukuk Issuer. In either event, the payments received by the investor do not come from interest on such investor’s money. Since the investors in sukuk purchase an instrument with income or periodic payments linked to a specific income stream, investors are subject to the risk that the relevant Underlying Assets or the contractual payment obligations may not perform as expected, and the flow of income may, accordingly, be slower than expected or may cease altogether. In particular, Sukuk Issuers typically agree to redeem the sukuk at the end of a contractual term at an agreed price, similar to a maturity date. The ability of a Sukuk Issuer to redeem such sukuk is dependent on the income generated by the sukuk during its life and the ability and willing-ness of the Obligor to make payments to the Sukuk Issuer for payment to the investors. No collateral, including the Underlying Assets, is pledged as security for sukuk. As unsecured investments, sukuk are backed only by the credit of the Obligor. Sukuk are also subject to the risks associated with developing and emerging market economies, which include, among others, inconsistent accounting and legal principles. The process to resolve a default or other non-payment event in respect of sukuk is likely to take longer than resolving a default in respect of a bond. In addition, it is possible that evolving interpretations of Sharia law by courts or Islamic scholars on sukuk structures and sukuk transferability, or a determination subsequent to the issuance of a sukuk by courts or Islamic scholars that such sukuk does not comply with Sharia law and its investment principles, could have an adverse effect on the price and liquidity of a such sukuk, similarly-structured sukuk or the sukuk market in general and give rise to defenses of the Obligor and the Sukuk Issuer that amounts under the sukuk are not payable either in full or in part. In addition, investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction or attach assets of the Sukuk Issuer or the Obligor may be limited. In addition, as with conventional debt instruments, sukuk prices may change in response to global interest rate changes. While the global sukuk market has grown in recent years, it is significantly smaller than bond market and there may be times when the market is illiquid and it is difficult to make an investment in, or dispose of, sukuk. Unlike bonds, sukuk are generally held to maturity, and trading is limited to the primary market.

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●	Sustainability & ESG Data Risk. The risk arising from any environmental, social or governance events or conditions that, were they to occur, could cause a material negative impact on the value of the investment. The set of sustainability risks below are relevant to the Adviser’s investment strategies, as the Fund integrates sustainability risks. When selecting and monitoring investments, these sustainability risks are systematically considered along with all other risks deemed relevant for any Fund, taking into account its investment policy / strategy.

○	Transition Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by the transition to a low carbon economy due to their involvement in exploration, production, processing, trading and sale of fossil fuels, or their dependency upon carbon intensive materials, processes, products and services. Transition risk may result from several factors, including rising costs and/or limitation of greenhouse gas emissions, energy-efficiency requirements, reduction in fossil fuel demand or shift to alternative energy sources, due to policy, regulatory, technological and market demand changes. Transition risks may negatively affect the value of investments by impairing assets or revenues, or by increasing liabilities, capital expenditures, operating and financing costs;

○	Physical Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by the physical impacts of climate change. Physical risk includes acute risks arising from extreme weather events such as storms, floods, droughts, fires or heatwaves, and chronic risks arising from gradual changes in the climate, such as changing rainfall patterns, rising sea levels, ocean acidification, and biodiversity loss. Physical risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs;

○	Environmental Risk. The risk posed by the exposure to issuers that may potentially be causing or affected by environmental degradation and/or depletion of natural resources. Environmental risk may result from air pollution, water pollution, waste generation, depletion of freshwater and marine resources, loss of biodiversity or damages to ecosystems. Environmental risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs;

○	Social Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by social factors such as poor labor standards, human rights violations, damages to public health, data privacy breaches, or increased inequalities. Social risks may negatively affect the value of investments by impairing assets, productivity or revenues, or by increasing liabilities, capital expenditures, operating and financing costs;

○	Governance Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by weak governance structures. For companies, governance risk may result from malfunctioning boards, inadequate remuneration structures, abuses of minority shareholders or bondholders’ rights, deficient controls, aggressive tax planning and accounting practices, or lack of business ethics. For countries, governance risk may include governmental instability, bribery and corruption, privacy breaches and lack of judicial independence. Governance risk may negatively affect the value of investments due to poor strategic decisions, conflicts of interest, reputational damages, increased liabilities or loss of investor confidence.

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○	ESG Data Risk. ESG information from third-party data providers may be incomplete, inaccurate, or unavailable. As a result, there is a risk that the Adviser may incorrectly assess a security or issuer, resulting in the incorrect inclusion or exclusion of a security in the portfolio of a Fund. Incomplete, inaccurate, or unavailable ESG data may also act as a methodological limitation to a non-financial investment strategy (such as the application of ESG criteria or similar). Where identified, the Adviser will seek to mitigate this risk through its own assessment. In the event that the ESG characteristics of a security held by a Fund change, resulting in the security being sold, neither the Fund, nor the Adviser accept liability in relation to such change.

As with the use of any considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.

●	Tax risk. The risk of loss incurred by changes in tax regimes, loss of tax status or advantages. This may impact the Fund’s strategy, asset allocation and net asset value.

○	Singaporean Tax Risk . A taxable presence in Singapore generally arises whenever a Fund is managed by Pictet Asset Management (Singapore) Pte. Ltd. To mitigate potential tax liabilities in Singapore, the Fund will rely on existing Singaporean tax exemptions. It must be noted that despite the compliance of a Fund with a specific exemption, some Singapore-source incomes derived by it may remain taxable in Singapore (such as incomes from Singaporean REITs).

●	Valuation Risk. The sale price a Fund could receive for a security may differ from a Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Unlike publicly traded securities that trade on national securities exchanges, there is no central place or exchange for trading most debt securities. Debt securities generally trade on an “over-the-counter” market. Due to the lack of centralized information and trading, and variations in lot sizes of certain debt securities, the valuation of debt securities may carry more uncertainty and risk than that of publicly traded securities. Debt securities are commonly valued by third-party pricing services that utilize a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such securities, cash flows and transactions for comparable instruments. However, because the available information is less reliable and more subjective, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Adviser were to change its valuation policies, or if a Fund were to change pricing services, or if a pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value. Additionally, pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. There is no assurance that a Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. In addition, the value of the debt securities in a Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. Net asset value calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

●	Value Investing Risk. When choosing securities for the Funds, the strategies may have a bias toward value metrics. This means that sometimes, the Funds might not perform as well if the market is more favorable towards securities with growth traits or other investment strategies. Value investments carry the risk that their true worth might not be recognized by the market.

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Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. In addition, the identities and quantities of the securities held by each Fund are disclosed on the Funds’ website, at [______].

Fund Management

Investment Advisers

Pictet Asset Management SA (“Pictet AM SA”) serves as investment adviser to the Pictet Cleaner Planet ETF, Pictet AI Enhanced International Equity ETF and Pictet AI & Automation ETF. Founded in 1996, Pictet AM SA is a corporation formed under the laws of Switzerland and is located at 60 Route Des Acacias, Geneva, Switzerland. As of [-], 2025, Pictet AM SA had approximately $[-] billion in assets under management.

Pictet Asset Management Ltd. (“Pictet AM UK”) serves as the investment adviser to the Pictet Emerging Markets Debt ETF and Pictet Emerging Markets Rising Economies ETF. Founded in 1995, Pictet UK is a corporation formed under the laws of the United Kingdom and is located at Moor House, 120 London Wall, London, United Kingdom. As of [-], 2025, Pictet AM UK had approximately $[-] in assets under management.

Both Pictet AM SA and Pictet AM UK are wholly owned by Pictet Asset Management Holding SA (Pictet Asset Management), Geneva that is ultimately owned by Pictet & Partners SCA, a Swiss Holding Company.

All references to the “Adviser” in this Prospectus refer to Pictet AM SA or Pictet AM UK, as applicable.

Under an investment advisory agreement between the Trust and Pictet AM SA, the Adviser provides investment advisory services to the Pictet Cleaner Planet ETF, Pictet AI Enhanced International Equity ETF and Pictet AI & Automation ETF. The Adviser is responsible for, among other things, the general portfolio management and administration of the Funds, arranging for sub-advisory, transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. The Adviser is also responsible for overseeing Tidal, including monitoring of the purchase and sale of securities by Tidal and regular review of Tidal’s performance, subject to the oversight of the Board.

Under an investment advisory agreement between the Trust and Pictet AM UK, the Adviser provides investment advisory services to the Pictet Emerging Markets Rising Economies ETF and Pictet Emerging Markets Debt ETF. With respect to the Pictet Emerging Markets Rising Economies ETF, the Adviser is responsible for, among other things, the general portfolio management and administration of the Funds, arranging for sub-advisory, transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. The Adviser is also responsible for overseeing Tidal, including monitoring of the purchase and sale of securities by Tidal and regular review of Tidal’s performance, subject to the oversight of the Board.

With respect to the Pictet Emerging Markets Debt ETF, the Adviser is responsible for, among other things, the general portfolio management and administration of the Fund and overseeing the Sub-Advisers, including monitoring of the purchase and sale of securities by the Sub-Advisers and regular review of each Sub-Adviser’s performance.   The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.

For the services it provides to the Funds, each Fund pays its respective investment adviser a fee calculated daily and paid monthly at an annual rate of each Fund’s average daily net assets as follows:

Fund	Advisory Fee
Pictet Emerging Markets Debt ETF	[___]%
Pictet Emerging Markets Rising Economies ETF	[___]%
Pictet AI Enhanced International Equity ETF	[___]%
Pictet AI & Automation ETF	[___]%
Pictet Cleaner Planet ETF	[___]%

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[Under each Fund’s investment advisory agreement, the Fund’s investment adviser has agreed to pay all expenses incurred by, and appropriately allocated to, the Fund, except for the advisory fee payable to the Adviser; interest charges on any borrowings, taxes, brokerage commissions, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; proxy and shareholder meeting expenses (unless the need for a shareholder meeting is caused by the Adviser, such as a change of control of the Adviser); fees and expenses related to the provision of securities lending services; acquired fund fees and expenses (other than management and shareholder service fees paid to the Adviser attributable to the Fund’s investment in such acquired funds); taxes, including accrued deferred tax liability; legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; legal fees incurred at the request or direction of a Fund service provider other than the Adviser; extraordinary expenses (as mutually determined by the Board and the Adviser) or non-recurring expenses not incurred in the ordinary course of the Fund’s business; and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.]

The Trust expects to apply for exemptive relief from the SEC, which, if obtained, will permit each Adviser, subject to certain conditions, to hire new sub-advisers for each Fund, to materially amend the terms of particular agreements with sub-advisers or to continue the employment of a sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement without shareholder approval. Consequently, under the exemptive order, each Adviser will have the right to hire or terminate and replace a sub-adviser to a Fund when the Board and the Adviser feel that a change would benefit the Fund. Within 90 days of retaining a new sub-adviser, shareholders of any affected Fund will receive notification of the change. This structure, known as a “manager of managers” structure, enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by a Fund to be increased or change an Adviser’s obligations under the investment advisory agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to a Fund, without shareholder approval. Until the Advisers and the Trust obtain this relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Investment Sub-Advisers

Pictet AM UK has engaged Pictet Asset Management (USA) Corp. (“Pictet AM US”) and Pictet Asset Management (Singapore) Pte Ltd (“Pictet AM Singapore”) to serve as sub-adviser to the Pictet Emerging Markets Debt ETF. Founded in 2019, Pictet AM US is a corporation registered in Delaware and is located 712 5th Avenue, 25th Floor, New York, NY 10019. As of [-], 2025, Pictet AM US had approximately $[-] million in assets under management.

Founded in 2013, Pictet AM Singapore is a private limited company and is located 10 Marina Blvd #22-01 Tower 2, Marina Bay Financial Centre, Singapore 018983. As of [-], 2025, Pictet AM Singapore had approximately $[-] billion in assets under management.

Both Pictet AM USA and Pictet AM Singapore are wholly owned by Pictet Asset Management Holding SA (Pictet Asset Management), Geneva that is ultimately owned by Pictet & Partners SCA, a Swiss Holding Company.

Under an investment sub-advisory agreement between Pictet AM UK and Pictet AM US, Pictet AM US provides investment sub-advisory services to the Pictet Emerging Markets Debt ETF. Pictet AM US is responsible for selecting investments for its allocated portion of the Fund’s assets in accordance with the Fund’s investment objective, policies and restrictions, subject to the supervision of the Adviser and oversight of the Board.

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Under an investment sub-advisory agreement between Pictet AM UK and Pictet AM Singapore, Pictet AM Singapore provides investment sub-advisory services to the Pictet Emerging Markets Debt ETF. Pictet AM Singapore is responsible for selecting investments as well as purchasing and selling securities for its allocated portion of the Fund’s assets in accordance with the Fund’s investment objective, policies and restrictions, subject to the supervision of the Adviser and oversight of the Board.

Tidal Investments, LLC (“Tidal”) serves as a sub-adviser to the Funds. Founded in 2012, Tidal is an SEC registered investment adviser and a Delaware limited liability company located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204. Tidal is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of [-], 2025, Tidal had approximately $[-] billion assets under management and served as the investment adviser or sub-adviser for [-] registered funds.

Under an investment sub-advisory agreement between Pictet AM UK and Tidal, Tidal provides investment sub-advisory services to the Pictet Emerging Markets Rising Economies ETF. Tidal is responsible for trading portfolio securities and other investment instruments on behalf of the Funds and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and oversight of the Board.

Under an investment sub-advisory agreement between Pictet AM UK and Tidal, Tidal provides investment sub-advisory services to the Pictet Emerging Markets Debt ETF. Tidal is responsible for trading portfolio securities and other investment instruments on behalf of the Funds, subject to the supervision of the Adviser and oversight of the Board.

Under an investment sub-advisory agreement between Pictet AM SA and Tidal, Tidal provides investment sub-advisory services to the Pictet Cleaner Planet ETF, Pictet AI Enhanced International Equity ETF and Pictet AI & Automation ETF. Tidal is responsible for trading portfolio securities and other investment instruments on behalf of the Funds and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and oversight of the Board.

Portfolio Managers

The following table identifies the portfolio manager(s) of each Fund and their title and business experience during the past five years. Each Fund relies on the respective senior members of Pictet to directly manage (or allocate to members of their Team responsibility for managing portions of the portfolio of) a Fund, oversee the implementation of trades, review the overall composition of a Fund’s portfolio, including compliance with stated investment objectives and strategies, and monitor cash.

Fund	Senior Member	Title, Business Experience During the Past 5 Years
Pictet Emerging Markets Debt ETF	Alper Gocer (managed the Fund since inception in [___])	Alper Gocer, Head of Emerging Markets Fixed Income, joined Pictet in 2016.
	Robert Simpson (managed the Fund since inception in [___])	Robert Simpson, Head of Emerging Markets Investment Strategy & Solutions (Fixed Income), joined Pictet in 2019 and is also a Senior Investment Manager.
	Andrew Stanners (managed the Fund since inception in [___])	Andrew Stanners joined Pictet Asset Management in 2024 and is a Senior Investment Manager for Pictet’s Emerging Market Fixed Income team. Before joining Pictet, Andrew spent 19 years at Abrdn as an Investment Director within their Emerging Debt team, where his primary focus was as their lead in Sovereign Hard Currency and Total Return strategies.

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Christopher Preece (managed the Fund since inception in [___])	Christopher Preece, Investment Manager, joined Pictet in 2015 and is based in New York. Prior to taking up his current position in 2021, Christopher was a Portfolio Analyst specializing in global emerging market debt portfolios, based in London. Before joining Pictet, he worked for BlueCrest Capital Management in London as a specialist in the middle office focusing on derivatives, structured products, fixed income and FX. He began his career at Morgan Stanley within their multi-asset prime brokerage area. Christopher graduated with a BSc (honours) in Banking, Finance and Management from Loughborough University.

Fund	Senior Member	Title, Business Experience During the Past 5 Years
Pictet Emerging Markets Rising Economies ETF	Young Jae Lee (managed the Fund since inception in [___])	Young Jae Lee, Senior Investment Manager, joined Pictet in 2010. Before joining Pictet, he worked as an equity research analyst at CLSA covering the Korean technology sector.
	Mark Boulton (managed the Fund since inception in [___])	Mark Boulton, Senior Investment Manager, joined Pictet in 1998. He is the Lead Portfolio Manager of the Global Emerging Markets High Yield Strategy.
	Christopher Hartkopf (managed the Fund since inception in [___])	Christopher Hartkopf joined Pictet Asset Management in 2019 and is a Senior Investment Manager in the Asia ex Japan equities team.

Fund	Senior Member	Title, Business Experience During the Past 5 Years
Pictet AI Enhanced International Equity ETF	Stéphane Daul (managed the Fund since inception in [___])	Stéphane Daul, Senior Investment Manager, joined Pictet in 2011. Before joining Pictet, Stéphane was with RiskMetrics for almost five years as Head of Research.
	Alexandra Nagy (managed the Fund since inception in [___])	Alexandra Nagy, Investment Manager. Alexandra Nagy joined Pictet Asset Management in 2024. She is an Investment Manager in the Quest team. She previously worked in Quantitative Research at Capital Group and started her career at Pictet in 2020, when she was part of the Group Risk Graduate programme. Alexandra has a PhD in Theoretical Physics from the Ecole Polytechnique Fédérale de Lausanne (EPFL) and a Master’s degree in Physics from the Budapest University of Economics and Technology.

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Fund	Senior Member	Title, Business Experience During the Past 5 Years
Pictet AI & Automation ETF	Gertjan Van Der Greer (managed the Fund since inception in [___])	Gertjan van der Geer joined Pictet Asset Management in 2008. He is Head of Thematic Solutions in the Thematic Equities team and a Senior Investment Manager responsible for thematic solutions.
	Yuko Takano (managed the Fund since inception in [___])	Yuko Takano joined Pictet Asset Management in 2022 and is a Senior Investment Manager in the Thematic Equities Team, managing the Global Thematic Opportunities Strategy. Prior to taking on her current role, Yuko spent 11 years at Newton Investment Management as a Portfolio Manager on their Sustainable Equities Strategies.
	John Gladwyn (managed the Fund since inception in [___])	John Gladwyn joined Pictet Asset Management in 2017 and is a Senior Investment Manager in Pictet’s Thematic Equities team, with a focus on our Digital strategy.
	Peter Lingen (managed the Fund since inception in [___])	Peter Lingen joined Pictet Asset Management in 2016 to manage the Pictet-Robotics strategy.
	Yves Kramer (managed the Fund since inception in [___])	Yves Kramer joined Pictet Asset Management in 2005 and is a Senior Investment Manager in the Thematic Equities Funds team.

Fund	Senior Member	Title, Business Experience During the Past 5 Years
Pictet Cleaner Planet ETF	Gertjan Van Der Greer (managed the Fund since inception in [___])	Gertjan van der Geer joined Pictet Asset Management in 2008. He is Head of Thematic Solutions in the Thematic Equities team and a Senior Investment Manager responsible for thematic solutions.
	Yuko Takano (managed the Fund since inception in [___])	Yuko Takano joined Pictet Asset Management in 2022 and is a Senior Investment Manager in the Thematic Equities Team, managing the Global Thematic Opportunities Strategy. Prior to taking on her current role, Yuko spent 11 years at Newton Investment Management as a Portfolio Manager on their Sustainable Equities Strategies.
	Luciano Diana (managed the Fund since inception in [___])	Luciano Diana joined Pictet Asset Management in 2009 and is a Senior Investment Manager in the Thematic Equities team.

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Gabriel Micheli (managed the Fund since inception in [___])	Gabriel Micheli joined Pictet Asset Management in 2006 and is a Senior Investment Manager in the Thematic Equities team.
Xavier Chollet (managed the Fund since inception in [___])	Xavier Chollet joined Pictet Asset Management in 2011 as a Senior Investment Manager in the Thematic Equities Team.
Cédric Lecamp (managed the Fund since inception in [___])	Cédric Lecamp joined Pictet Asset Management in 2007 and is a Senior Investment Manager in the Thematic Equities team, and Head of the Water Strategy since 2018.
Louis Veilleux (managed the Fund since inception in [___])	Louis Veilleux joined Pictet Asset Management in 2005 and is a Senior Investment Manager in the Thematic Equities team. Louis took on the role of co-lead of the Water strategy in 2018.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Buying and Selling Fund Shares

Shares of the Funds are listed for trading on [______] (the “Exchange”). When you buy or sell a Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Funds will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A business day with respect to the Funds is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Determination of Net Asset Value

NAV per share of each Fund is computed by dividing the value of the net assets of the relevant Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Time).

When determining NAV, the value of a Fund’s portfolio investments is determined pursuant to the Trust’s valuation policy and the Adviser’s fair valuation policy and procedures. In general, the value of a Fund’s portfolio investments is based on market prices of securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. Pursuant to Rule 2a-5 under the 1940 Act, the Adviser has been designated by the Board as the valuation designee with responsibility for fair valuation subject to oversight by the Board. If an investment’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, pursuant to the Trust’s valuation policy, the investment will be fair valued in accordance with the Adviser’s fair valuation policy and procedures, which were approved by the Board. An investment may be fair valued in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.

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Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Frequent Purchases and Redemptions of Fund Shares

The Funds do not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund’s investment strategy, or whether they would cause the Funds to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Funds are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to Authorized Participants, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of shares of the Fund by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Plan of Distribution

Each Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of a Fund’s average daily net assets may be made for the sale and distribution of its shares. No payments pursuant to the Plan of Distribution will be made during the twelve (12) month period from the date of this Prospectus. Thereafter, 12b-1 fees may only be imposed after approval by the Board. Because these fees, if imposed, would be paid out of a Fund’s assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dividends, Distributions and Taxes

Fund Distributions

The Pictet AI Enhanced International Equity ETF, Pictet AI & Automation ETF and Pictet Cleaner Planet ETF pay out dividends from net investment income, if any, annually. The Pictet Emerging Markets Rising Economies ETF pays out dividends from net investment income if any, quarterly. The Pictet Emerging Markets Debt ETF pay out dividends from its net investment income, if any, monthly. Dividends from net investment income will fluctuate over time.

Each Fund distributes its net realized capital gains, if any, to investors at least annually. Each Fund is permitted to declare and pay dividends of its net investment income and net capital gains, if any, more frequently.

Dividend Reinvestment Service

Brokers may make available to their customers who own shares of a Fund the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of a Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables.

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Tax Information

The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to an investment in a Fund. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of a Fund, or the tax consequences of an investment in a Fund. An investment in a Fund may have other tax implications. Please consult a tax advisor about the applicable federal, state, local, foreign or other tax laws. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.

Tax Status of each Fund. Each Fund intends to elect and to qualify for the special tax treatment afforded a RIC under the Code. From a U.S. federal income tax perspective, each Fund is treated as a separate corporation within the Trust. If a Fund meets certain minimum distribution requirements, as a RIC it is not subject to tax at the Fund level on income and gains from investments that are timely distributed to shareholders. However, if a Fund fails to qualify as a RIC or to meet minimum distribution requirements, it would result in Fund-level taxation if certain relief provisions were not available, and consequently a reduction in income available for distribution to shareholders. Unless you are a tax-exempt entity or your investment in a Fund’s shares is made through a tax-advantaged arrangement (such as a 401(k) plan or individual retirement account) retirement account, such as an IRA, you need to be aware of the possible tax consequences when a Fund makes distributions, you sell Fund shares and you purchase or redeem Creation Units (Authorized Participants only).

Taxes on Distributions. In general, distributions are subject to federal income tax when they are paid, whether the distributions are taken in cash or reinvested in a Fund. The income dividends and short-term capital gains distributions received from a Fund will be taxed as either ordinary income or qualified dividend income. Distributions from a Fund’s short-term capital gains are generally taxable as ordinary income. Subject to certain limitations, dividends that are reported by a Fund as qualified dividend income are taxable to non-corporate shareholders at rates applicable to capital gains, provided certain requirements are met. Any distributions of a Fund’s net capital gains (generally the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain regardless of how long Fund shares have been owned by an investor. Long-term capital gains are generally taxed to non-corporate shareholders at reduced rates relative to ordinary income.

A Fund will carry any net realized capital losses (i.e., realized capital losses in excess of realized capital gains) from any taxable year forward to one or more subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. A Fund’s net capital loss carryforwards do not expire. A Fund must apply such carryforwards first against gains of the same character. Generally, a Fund may not carry forward any losses other than net capital losses (i.e., ordinary losses). A Fund’s ability to utilize these and certain other losses to reduce distributable net realized capital gains in subsequent taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of a Fund.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of the investor basis in a Fund’s shares, and, in general, as capital gain thereafter.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by a Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that a Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by a Fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend. These holding period requirements will also apply to investor ownership of Fund shares. Holding periods may be suspended for these purposes for stock that is hedged. It is expected that dividends received by a Fund from a REIT and distributed from a Fund to a shareholder generally will not be treated as qualified dividend income. Additionally, income derived in connection with a Fund’s securities lending activities will not be treated as qualified dividend income.

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U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Fund shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations. A Fund’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

If an investor lends Fund shares pursuant to securities lending arrangements, the investor may lose the ability to treat Fund dividends (paid while a Fund shares are held by the borrower) as qualified dividend income or as eligible for a dividends-received deduction. Please consult a financial intermediary or tax advisor to discuss the particular circumstances.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

In general, your distributions are subject to federal income tax for the year in which they are paid. However, distributions paid in January, but declared by a Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to an investor in the calendar year in which they were declared.

A distribution will reduce a Fund’s NAV per Fund share and may be taxable to a shareholder as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Your financial intermediary will inform you of the amount of your ordinary income dividends, qualified dividend income, dividends-received deduction, net capital gain distributions and other applicable tax attributes. This annual shareholder tax reporting information will be issued shortly after the close of each calendar year.

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Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to wash sales, hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by a Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer losses.

Foreign Currency Transactions. A Fund’s transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries, capital gains and/or other sources of income or proceeds may be subject to foreign income taxes withheld at the source and/or that are self-assessed. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance, since the amount of the assets to be invested within various countries is not known. In some cases, a Fund may seek a refund in respect of taxes paid to a non-U.S. country, but a Fund runs the risk that its efforts will not be successful, resulting in additional expenses with no corresponding benefits. In addition, a Fund runs the risk that its pursuit of a tax refund may subject it to administrative and judicial proceedings in the country where it is seeking the refund. It may be determined that a Fund should not seek a refund, even if a Fund is entitled to one. The process of seeking a refund may take years, and the outcome of efforts to obtain a refund for a Fund is inherently uncertain. Accordingly, a refund (less related estimated or actual tax liabilities, if applicable) is not typically reflected in a Fund’s net asset value until the refund is determined to be collectible and free from significant contingencies. In some cases, the amount of such refunds could be material to a Fund’s net asset value. If a shareholder redeems shares of a Fund before a refund (as finally determined) is reflected in a Fund’s net asset value, the shareholder will not realize the benefit of that refund.

If more than 50% of the total assets of a Fund at the close of its taxable year consist of certain foreign stocks or securities, a Fund may elect to “pass through” to shareholders certain foreign income taxes (including withholding taxes) paid by a Fund. If a Fund makes such an election, the shareholder will be considered to have received as an additional dividend the shareholder’s share of such foreign taxes, but the shareholder may be entitled to either a corresponding tax deduction in calculating the shareholder's taxable income, or, subject to certain limitations, a credit in calculating the shareholder’s federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not so elect, a Fund will be entitled to claim a deduction for certain foreign taxes incurred by a Fund. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be reduced and/or any foreign tax credits passed through to shareholders in respect of a Fund’s foreign taxes for the current year could be reduced by an amount equal to all or a portion of such refund.

Taxation of REIT Investments. A Fund may invest in U.S. REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Pursuant to Treasury regulations, distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by a Fund and which a Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

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REITs in which a Fund invests often do not provide complete and final tax information to a Fund until after the time that a Fund issues its annual shareholder tax reporting information. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your annual shareholder tax reporting information. When such reclassification is necessary, a Fund (or a financial intermediary, such as a broker, through which a shareholder owns shares) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued annual shareholder tax reporting information, in completing your tax returns.

Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to a Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will generally be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by a Fund and, in turn, may be distributed by a Fund to shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

A Fund’s investment practices, including transacting derivatives and securities lending activities, as well as a Fund’s investments, including debt obligations issued or purchased at a discount or a premium, asset backed securities, assets “marked to the market” for U.S. federal income tax purposes, equity in certain non-U.S. corporations, so-called “indexed securities” are subject to special and complex U.S. federal income tax provisions. A Fund may accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

Taxes on Share Sales. Each sale of shares of a Fund will generally be a taxable event. Assuming shares of a Fund are held as a capital asset, any capital gain or loss realized upon a sale of Fund shares is generally treated as long-term capital gain or loss if Fund shares have been held for more than one year and as short-term capital gain or loss if Fund shares have been held for one year or less, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. Any loss realized on a sale will be disallowed to the extent shares of a Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of such shares. The ability to deduct capital losses may be limited.

Taxes on Creations and Redemptions of Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” (for an Authorized Participant who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible. Authorized Participants who are dealers in securities are subject to different tax treatment on the exchange for or redemption of Creation Units. Authorized Participants exchanging securities for Creation Units or redeeming Creation Units should consult with their own tax advisor.

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If the Trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining a Fund’s shares so ordered, own 80% or more of the outstanding shares of a Fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units. The Trust, on behalf of a Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining a Fund’s shares so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to Section 351 of the Code, a Fund would have a basis in the securities different from the market value of the securities on the date of deposit. The trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. In such case, it is solely incumbent upon the purchaser to provide adequate advance notification to the Trust of its intention to not recognize gain or loss upon the exchange of securities for Creation Units.

If a Fund redeems Creation Units in cash in addition to, or in place of, the delivery of a basket of securities, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.

Certain Tax-Exempt Investors. A Fund, if investing in certain limited real estate investments, may be required to pass through certain “excess inclusion income” and other income as “unrelated business taxable income” (“UBTI”). Prior to investing in a Fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors. Certain tax-exempt educational institutions will be subject to excise taxes on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.

Investments in Certain Foreign Corporations. A Fund may invest in foreign entities classified as passive foreign investment companies or “PFICs” or controlled foreign corporations or “CFCs” under the Code. PFIC and CFC investments are subject to complex rules that may under certain circumstances adversely affect a Fund. Accordingly, investors should consult their own tax advisors and carefully consider the tax consequences of PFIC and CFC investments by a Fund before making an investment in a Fund. Fund dividends attributable to dividends received from PFICs generally will not be treated as qualified dividend income. Additional information pertaining to the potential tax consequences to a Fund, and to the shareholders, from a Fund’s potential investment in PFICs and CFCs can be found in the SAI.

Non-U.S. Investors. Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by a Fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest, and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Gains on the sale of Fund shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

Pursuant to the Foreign Account Tax Compliance Act, unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Please consult with your financial intermediary and tax advisor for more information about the importance of maintaining U.S. tax documentation that is in good order.

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Backup Withholding. A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided a Fund either an incorrect tax identification number (including via Form W-9) or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States. Please consult with your financial intermediary and tax advisor for more information about the importance of maintaining U.S. tax documentation that is in good order.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886 (note that other types of shareholders are subject to different thresholds). Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Issues. A Fund may be subject to tax in certain states where a Fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by a Fund may differ from federal tax treatment.

For example, most states permit investment companies, such as a Fund, to “pass through” to their shareholders the state tax exemption on income earned from investments in some direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities, so long as a Fund meets all applicable state requirements. The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult a personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Additional Information

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in exchange-traded funds offered by the Trust, including the Funds, beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. However, if a Fund were to invest in securities of other investment companies beyond the limits for an acquired fund set forth in Rule 12d1-4, other registered investment companies would not be permitted to rely on that rule to invest in the Fund in excess of the Section 12(d)(1)(A) limits.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Funds’ distributor, breaks them down into individual shares of a Fund, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares of a Fund. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of a Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of a Fund that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of a Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Funds’ Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information

The Funds are new and therefore do not have any information regarding how often shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) its NAV. This information will be available, however, at [_______] after a Fund’s shares have traded on the Exchange for a full calendar quarter.

Financial Highlights

Because the Funds have not commenced operations prior to the date of this prospectus, financial highlights information is not available.

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More information on the Funds is available free upon request, including the following:

Annual/Semiannual Report

When available, the Funds’ annual and semiannual reports to shareholders and Form N-CSR will contain additional information about each Fund’s investments. The Funds’ annual report will contain a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

Statement of Additional Information (SAI)

The SAI provides more details about each Fund and its policies. The SAI is incorporated by reference (and is legally considered part of this prospectus).

Householding

Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

How to Request the SAI, the Funds’ latest Annual and Semi-Annual Report, the Funds’ financial statements, and Other Information about the Funds, and to make Shareholder Inquiries:

By telephone (toll-free). Call [__________]

By mail.

The 2023 ETF Series Trust

c/o Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

On the Internet. Certain Fund documents can be viewed online or downloaded from:

Free of charge from the SEC’s EDGAR database at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Free of charge from the Funds’ website at [_______].

Investment Company Act file number: 811- 23883

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SUBJECT TO COMPLETION, DATED JUNE 24, 2025

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER OR SALE IS NOT PERMITTED.

STATEMENT OF ADDITIONAL INFORMATION

[Date], 2025

Pictet AI & Automation ETF (Ticker Symbol: PBOT)

Pictet Cleaner Planet ETF (Ticker Symbol: PCLN)

Pictet AI Enhanced International Equity ETF (Ticker Symbol: PQNT)

Pictet Emerging Markets Rising Economies ETF (Ticker Symbol: RISE)

Pictet Emerging Markets Debt ETF (Ticker Symbol: EMFI)

Each, a series of The 2023 ETF Series Trust

The Funds’ Principal U.S. Listing Exchange: [_______]

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus for the Pictet AI & Automation ETF, Pictet Cleaner Planet ETF, Pictet AI Enhanced International Equity ETF, Pictet Emerging Markets Rising Economies ETF, and Emerging Markets Debt ETF (each a “Fund” and collectively, the “Funds”), dated [Date], 2025, as may be revised from time to time (the “Prospectus”). A copy of the Prospectus may be obtained without charge by writing the Funds at The 2023 ETF Series Trust c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, by visiting the Funds’ website at [__________], or by calling toll-free [_________].

TABLE OF CONTENTS

general information about THE TRUST	1
DESCRIPTIONS AND risks OF Fund Investments	1
USES OF DERIVATIVES	60
INVESTMENT restrictions	62
exchange listing and trading	65
management of the trust	65
CODEs OF ETHICS	71
PROXY VOTING POLICIES	71
MANAGEMENT SERVICES	72
PORTFOLIO MANAGEMENT	75
THE distributor	79
THE administrator	80
THE CUSTODIAN	81
THE TRANSFER AGENT	81
FUND OFFICER Services	81
LEGAL COUNSEL	81
INDEPENDENT registered public accounting firm	81
disclosure of portfolio holdings	81
DESCRIPTION OF SHARES	82
LIMITATION OF TRUSTEES’ LIABILITY	83
SHAREHOLDER RIGHTS	83
BROKERAGE TRANSACTIONS	84
PORTFOLIO TURNOVER RATE	86
BOOK ENTRY ONLY SYSTEM	87
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	88
Purchase and REDEMPtion of shares in creation units	88
DETERMINATION OF NET ASSET VALUE	97
DIVIDENDS AND DISTRIBUTIONS	97
FEDERAL INCOME TAXES	98
Financial Statements	111
appendix a – proxy voting policy and procedures	a-1
APPENDIX B – COMMERCIAL PAPER AND CORPORATE DEBT RATINGS	b-1

GENERAL INFORMATION ABOUT THE TRUST

The 2023 ETF Series Trust (the “Trust”) is an open-end management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 23, 2023. This SAI relates solely to the Funds. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares of the Trust into separate series. Pursuant thereto, the Trustees have created the Funds. Additional series may be added in the future from time to time.

Pictet Asset Management SA (“Pictet AM SA”) serves as investment adviser to the Pictet Cleaner Planet ETF, Pictet AI Enhanced International Equity ETF and Pictet AI & Automation ETF. Pictet Asset Management Ltd. (“Pictet AM UK”) serves as the investment adviser to the Pictet Emerging Markets Debt ETF and Pictet Emerging Markets Rising Economies ETF. Pictet Asset Management (USA) Corp. (“Pictet AM US”) and Pictet Asset Management (Singapore) Pte Ltd (“Pictet AM Singapore”) each serve as a sub-adviser to the Pictet Emerging Markets Debt ETF. Tidal Investments, LLC (“Tidal”) serves as a sub-adviser to each Fund. References to the “Adviser” in this SAI refer to the applicable investment adviser of each Fund. References to “Pictet” in this SAI refer to Pictet AM SA, Pictet AM UK, Pictet AM US, and Pictet AM Singapore.

In addition, Foreside Fund Services, LLC (the “Distributor”) serves as the Funds’ distributor, and Brown Brothers Harriman & Co. (the “Transfer Agent”) serves as the Funds’ transfer agent and custodian and also provides administrative services to the Funds.

The Funds offer and issue shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). The Funds generally offer and issue shares in exchange for a basket of securities closely approximating the holdings of a Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Each Funds’ shares are listed on [_____] (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Funds’ NAV per share. The Funds’ shares are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a description of investment practices in which the Funds may engage and the risks associated with their use. UNLESS OTHERWISE NOTED HEREIN, THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE TO WHICH THE FUNDS INDIRECTLY MAY BE EXPOSED THROUGH ITS INVESTMENT IN DERIVATIVES OR SYNTHETIC INSTRUMENTS.

The Funds’ investment objectives, principal investment strategies and principal risks are described in the Prospectus.

An investment in the Funds should be made with an understanding that the value of the Funds’ portfolio securities will fluctuate because of changes in the financial condition of the issuers of the portfolio securities, the value of securities generally, and other factors. An investor could lose money by investing in the Funds.

An investment in the Funds should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Funds). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, and banking crises.

The following are descriptions of the Funds’ investment practices and permitted investments and the associated risk factors. The Funds will only engage in the following investment practices and invest in the following instruments if such practice or investment is consistent with the Funds’ investment objective and permitted by the Funds’ stated investment policies.

PORTFOLIO TURNOVER

Based on Pictet’s assessment of market conditions, Pictet may trade a Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and which may adversely affect the Funds’ performance. It also may give rise to additional taxable income for shareholders, including through the realization of capital gains or other types of income that are taxable to Fund shareholders when distributed by a Fund to them, unless those shareholders are themselves exempt from taxation or otherwise investing in the Fund through a tax-advantaged account. If portfolio turnover results in the recognition of short-term capital gains, those gains typically are taxed to shareholders as ordinary income when distributed to shareholders. See “Dividends, Distributions and Taxes” in the Prospectus and “Dividends and Distributions” and “Federal Income Taxes” below for more information.

The historical portfolio turnover rate for the Funds will be shown under the heading “Financial Highlights” in the Funds’ Prospectus following completion of the Funds’ initial fiscal period. Changes in portfolio turnover rates are generally the result of active trading strategies employed by the Funds’ portfolio manager(s) in response to market conditions, and not reflective of a material change in investment strategy.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

The Pictet Emerging Markets Debt ETF, Pictet Emerging Markets Rising Economies ETF, and Pictet AI Enhanced International Equity ETF are classified as diversified investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). As set forth in “Investment Restrictions” below, these Funds are required to satisfy the diversified fund requirements under the 1940 Act. At least 75% of the value of a diversified fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of any single issuer.

The Pictet AI & Automation ETF and Pictet Cleaner Planet ETF are “non-diversified” funds under the 1940 Act and are not required to satisfy the requirements for diversified funds. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.

All Funds, whether diversified or non-diversified, must meet diversification standards to qualify as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). See the “Federal Income Taxes” section for a description of these diversification standards.

ACCELERATED TRANSACTIONS

For a Fund to take advantage of certain available investment opportunities, Pictet may need to make investment decisions on an expedited basis. In such cases, the information available to Pictet at the time of an investment decision may be limited. Pictet may not, therefore, have access to the detailed information necessary for a full analysis and evaluation of the investment opportunity.

EQUITY SECURITIES

Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants and rights to acquire common stock, securities convertible into common stock, and investments in master limited partnerships (“MLPs”). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds may purchase equity securities traded on global securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

Types of Equity Securities:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Alternative Entity Securities. Alternative entity securities are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.

Exchange-Traded Funds. An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM ("QQQsSM"), and iShares®. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. Similarly, a Fund may establish a short position in an ETF to gain inverse exposure to a portion of the U.S. or foreign markets. The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests, although lack of liquidity in an ETF could result in it being more volatile than such securities, and ETFs have management fees that increase their costs versus the costs of owning such securities directly.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Micro, Small and Medium Capitalization Issuers. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

DEPOSITARY RECEIPTS

Many of the Funds invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) or other similar securities representing ownership of non-U.S. securities (collectively, “Depositary Receipts”) if issues of such Depositary Receipts are available that are consistent with the Fund’s investment objective. Depositary Receipts generally evidence an ownership interest in a corresponding non-U.S. security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying non-U.S. securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a U.S. or foreign corporation.

Depositary Receipts may be issued as sponsored or unsponsored programs. An unsponsored Depositary Receipt is created independently of the issuer of the underlying security, and the depositary of an unsponsored Depositary Receipt frequently is under no obligation to distribute shareholder communications received from the issuer of the underlying security or to pass through voting rights to the holders of the Depositary Receipts with respect to the underlying security. As a result, available information concerning the issuer may not be as current as for sponsored Depositary Receipts, and the prices of unsponsored Depositary Receipts may be more volatile than if such instruments were sponsored by the issuer.

Because the value of a Depositary Receipt is dependent upon the market price of an underlying non-U.S. security, Depositary Receipts are subject to most of the risks associated with investing in non-U.S. securities directly. In addition, a depositary or issuer may unwind its Depositary Receipt program, or the relevant exchange may require Depositary Receipts to be delisted, which could require a Fund to sell its Depositary Receipts (potentially at disadvantageous prices) or to convert them into shares of the underlying non-U.S. security (which could adversely affect their value or liquidity). Depositary Receipts also may be subject to illiquidity risk, and trading in Depositary Receipts may be suspended by the relevant exchange.

CONVERTIBLE SECURITIES

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market prices of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security and tends to increase as the market price rises and decrease as the market price declines. Pictet regards convertible securities as a form of equity security.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, as in the case of “broken” or “busted” convertibles (convertible securities for which the market price of the common stock has fallen significantly below the conversion price of the convertible and, as a result, the conversion feature holds little value), the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

CONTINGENT CONVERTIBLES INSTRUMENTS

Certain Funds may invest in Contingent Convertible Bonds (sometimes referred to as “CoCo Bonds”). CoCo Bonds are hybrid financial instruments issued by banking/insurance institutions that convert into equity or suffer a write-down of the face value upon the appearance of a trigger event. Trigger events can arise mainly due to ratios related to insufficient Tier1 capital or other capital ratios. Additionally, a regulatory authority advice on the issuer not being a going concern could also be a trigger event. Under the terms of a Contingent Convertible Bond, certain trigger events, including events under the control of the management of the Contingent Convertible Bond’s issuer, could cause the permanent write-down to zero of principal investment and/or accrued interest, or a conversion to equity. These trigger events may include (i) a deduction in the issuing bank’s Core Tier 1/Common Equity Tier 1 (CT1/CET1) ratio (or other capital ratios) below a preset limit, (ii) a regulatory authority, at any time, making a subjective determination that an institution is “nonviable”, i.e., a determination that the issuing bank requires public sector support in order to prevent the issuer from becoming insolvent, bankrupt, unable to pay a material part of its debts as they fall due or otherwise carry on its business and requiring or causing the conversion of the Contingent Convertibles Bonds into equity in circumstances that are beyond the control of the issuer or (iii) a national authority deciding to inject capital. The attention of investors investing in ETF’s that are allowed to invest in Contingent Convertibles Bonds is drawn to the following risks linked to an investment in this type of instruments.

●	Trigger level risk. Trigger levels differ and determine exposure to conversion risk depending on the CET1 distance to the trigger level. The conversion triggers are disclosed in the prospectus of each issuance. The amount of CET1 varies depending on the issuer while trigger levels differ depending on the specific terms of issuance. The trigger could be activated either through a material loss in capital as represented in the numerator or an increase in risk weighted assets as measured in the denominator.

●	Write-down, conversion and coupon cancellation risk. All Contingent Convertible Bonds (Additional Tier 1 and Tier 2) are subject to conversion or write down when the issuing bank reaches the trigger level. ETF’s could suffer losses related to write downs or be negatively affected by the unfavorable timing of conversion to equity. Additionally, coupon payments on Additional Tier 1 (AT1) Contingent Convertible Bonds are entirely discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time, in a going concern situation. The cancellation of coupon payments on AT1 Contingent Convertible Bonds does not amount to an event of default. Cancelled payments do not accumulate and are instead written off. This significantly increases uncertainty in the valuation of AT1 Contingent Convertible Bonds and may lead to mispricing of risk. AT1 Contingent Convertible Bonds holders may see their coupons cancelled while the issuer continues to pay dividends on its common equity and variable compensation to its workforce.

●	Capital structure inversion risk. Contrary to classic capital hierarchy, holders of Contingent Convertible Bonds may suffer a loss of capital when equity holders do not. In certain scenarios, holders of Contingent Convertible Bonds will suffer losses ahead of equity holders, e.g., when a high trigger principal write-down Contingent Convertible Bond is activated. This cuts against the normal order of capital structure hierarchy where equity holders are expected to suffer the first loss. This is less likely with a low trigger Contingent Convertible Bond when equity holders will already have suffered loss. Moreover, high trigger Tier 2 Contingent Convertible Bonds may suffer losses not at the point of gone concern but conceivably in advance of lower trigger AT1 Contingent Convertible Bonds and equity.

●	Call Extension Risk. Most Contingent Convertible Bonds are issued as perpetual instruments, callable at predetermined levels only with the approval of the competent authority. It cannot be assumed that the perpetual Contingent Convertible Bonds will be called on call date. Perpetual Contingent Convertible Bonds are a form of permanent capital. The investor may not receive return of principal if expected on call date or indeed at any date.

●	Unknown risk. The structure of the instruments is innovative yet untested. In a stressed environment, when the underlying features of these instruments will be put to the test, it is uncertain how they will perform. In the event a single issuer activates a trigger or suspends coupons, potential price contagion and volatility to the entire asset class is possible. This risk may in turn be reinforced depending on the level of underlying instrument arbitrage. There exists uncertainty in the context of a supervisory decision establishing when the point of non-viability has been reached as well as in the context of a statutory bail in set up under the new Bank Recovery and Resolution Directive.

●	Sector concentration risk. Contingent Convertible Bonds are issued by banking/insurance institutions. If a Fund invests significantly in Contingent Convertible Bonds its performance will depend to a greater extent on the overall condition of the financial services industry than a ETF following a more diversified strategy.

●	Valuation risk. Contingent Convertible Bonds often have attractive yields which may be viewed as a complexity premium. Relative to more highly rated debt issues of the same issuer or similarly rated debt issues of other issuers, Contingent Convertible Bonds tend to compare favorably from a yield standpoint. The risk of conversion or, for AT1 Contingent Convertible Bonds, coupon cancellation, may not be fully reflected in the price of Contingent Convertible Bonds. The following factors are important in the valuation of Contingent Convertible bonds: the probability of a trigger being activated, the extent and probability of any losses upon trigger conversion (not only from write-downs but also from unfavorably timed conversion to equity) and (for AT1 Contingent Convertible Bonds) the likelihood of cancellation of coupons. Individual regulatory requirements relating to the capital buffer, the issuers’ future capital position, issuers’ behavior in relation to coupon payments on AT1 Contingent Convertible Bonds, and any risks of contagion are discretionary and/or difficult to estimate.

Initial Public Offerings

The Funds may purchase equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and a Fund may hold securities purchased in an IPO for a very short period of time. As a result, a Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to a Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will improve a Fund’s performance.

PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.

Investment in preferred stocks involves certain risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If a Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

SPECIAL PURPOSE ACQUISITION COMPANIES

Certain Funds may periodically invest in special purpose acquisition companies (“SPACs”) to the extent that the Adviser believes that such investment will help a Fund to meet its investment objective. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. Because SPACs and similar entities may be “blank check companies” with no operating history or ongoing business other than to seek a potential acquisition, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

CONTINGENT VALUE RIGHTS

A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

FOREIGN SECURITIES

Foreign Issuers.  The Funds may invest in securities of issuers located outside the United States directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include depositary receipts, which are described further below, “ordinary shares,” and “New York shares” issued and traded in the United States.  Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. American Depositary Receipts (“ADRs”), ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The U.S. dollar value of securities of foreign issuers and of distributions in foreign currencies from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile compared to those of domestic securities. Therefore, a Fund’s investment in foreign securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a failed settlement, which can result in losses to the Fund. The value of non-U.S. investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause the Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates also may affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Many foreign countries lack uniform accounting, auditing and financial reporting standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in companies located in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.  Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

Investing in companies domiciled in emerging market countries, including frontier market countries, may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. Because frontier markets are among the smallest, least mature and least liquid markets, investments in frontier markets generally are subject to a greater risk of loss than investments in emerging markets.

MASTER LIMITED PARTNERSHIPS

A master limited partnership (“MLP”) generally is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units and have a limited role in the partnership’s operations and management. For purposes of qualifying as a RIC under the Code, the extent to which a Fund can invest in MLPs may be limited. See the “Federal Income Taxes” section for more information about these and other special tax considerations that can arise in respect of a Fund’s investments in MLPs.

MLP securities in which a Fund may invest can include, but are not limited to: (i) equity securities of MLPs, including common units, preferred units or convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates; (iv) securities of open-end funds, closed-end funds or exchange-traded funds (“ETFs”) that invest primarily in MLP securities; or (v) exchange-traded notes whose returns are linked to the returns of MLPs or MLP indices.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests.

INCOME TRUSTS

Income trusts are investment trusts that hold income-producing assets and distribute income generated by such assets to the “unitholders” of the trust, which are entitled to participate in the trust’s income and capital as its beneficiaries.

Income trusts generally invest in assets that provide a return to the trust and its unitholders based on the cash flows of an underlying business. Such assets may include equity and debt instruments, royalty interests or real properties. The income trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Income trusts also may include royalty trusts, a particular type of income trust whose securities are listed on a stock exchange and which controls an underlying company whose business relates to, without limitation, the acquisition, exploitation, production and sale of oil and natural gas.

Investments in income trusts (including royalty trusts) are subject to operating risk based on the income trust’s underlying assets and their respective businesses. Such risks may include lack of or limited operating histories. Income trusts are particularly subject to interest rate risk and increases in interest rates offered by competing investments may diminish the value of trust units. Changes in the interest rate also may affect the value of future distributions from the income trust’s underlying assets or the value of the underlying assets themselves. Interest rate risk is also present within the income trusts themselves because they often hold very long-term capital assets, and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset and the life of the financing associated with it. In an increasing interest rate environment, the income trust’s distributions to its unitholders may decrease. Income trusts also may be subject to additional risk, including, without limitation, limited access to debt markets.

Income trusts do not guarantee minimum distributions or returns of capital to unitholders. The amount of distributions paid on a trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. The reduction or elimination of distributions to unitholders may decrease the value of trust units. Income trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying assets. As a result of distributing the bulk of their cash flow to unitholders, the ability of a trust to finance internal growth is limited. Therefore, income trusts typically grow through acquisition of additional assets, funded through the issuance of additional equity or, where the trust is able, additional debt. Because an income trust may make distributions to unitholders in excess of its net income, unitholder equity may decline over time.

Finally, for purposes of qualifying as a RIC under the Code, the extent to which the Funds can invest in a particular income trust may be limited, depending, for instance, on the trust’s treatment for U.S. federal income tax purposes and its underlying assets. See the “Federal Income Taxes” section for more information about these and other special tax considerations that can arise in respect of the Funds’ investments in income trusts, including royalty trusts.

WARRANTS AND RIGHTS

Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. The Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “Options, Futures, and Forward Contracts” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Non-Standard Warrants. From time to time, certain Funds may use non-standard warrants, including GDP warrants, low exercise price warrants or low exercise price options (“LEPOs”), and participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. GDP warrants require the issuer (a country) to make payments to the holder that vary based on the issuer’s gross domestic product or economic growth. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter (“OTC”) and constitute general unsecured contractual obligations of the banks or brokers that issue them. Generally, banks and brokers associated with non-U.S.-based brokerage firms buy securities listed on certain non-U.S. exchanges and then issue P-Notes that are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other OTC derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Principal Risks — Derivatives and Short Sales Risk” and “Counterparty Risk” in the Prospectus and “Uses of Derivatives,” below. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.

OPTIONS, FUTURES, AND FORWARD CONTRACTS

Some of the Funds use options, futures contracts (or “futures”), and forward contracts for various purposes, including for investment purposes and as a means to hedge other investments. See “Uses of Derivatives” for more information regarding the various derivatives strategies the Fund may employ using options, futures, and forward contracts. The use of options contracts, futures contracts, forward contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures, forward contracts, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance.

Options on Securities, ETFs, and Indices. A Fund may purchase and sell put and call options on equity, fixed income, or other securities, ETFs, or indices in standardized exchange-traded contracts. An option on a security, ETF, or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an ETF or index is required to pay the difference between the cash value of the ETF or index and the exercise price multiplied by the specified multiplier for the ETF or index option.

Purchasing Options on Securities and Indices. Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security or other asset. If such a decline occurs, the put option will permit the Fund to sell the security or other asset at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security or other asset by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by a Fund to be profitable, the market price of the underlying security or other asset must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities or other assets the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities or other assets at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security or other asset rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security or other asset must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities, ETFs, and Indices. Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities, ETFs, or indices. The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security, ETF, or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

A Fund may write a call option on a security or other instrument held by the Fund (commonly known as “writing a covered call option”). In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, a Fund may write a call option on securities or other instruments in which it may invest but that are not currently held by the Fund (commonly known as “writing a naked call option”). During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities or other instruments that the Fund does not own are riskier than calls written on securities or other instruments owned by the Fund because there is no underlying security or other instrument held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security or other instrument to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities or other instruments that the Fund does not own have speculative characteristics and the potential for loss is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities or other instruments may not be available for purchase.

A Fund also may write a put option on a security, ETF, index, or other instrument. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security or other instrument for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security or other instrument is below the exercise price minus the premium received.

OTC Options. The Fund also may invest in OTC options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American-style, it may be exercised on any day up to its expiration date. In contrast, a European-style option may be exercised only on its expiration date.

In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If a Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when the Fund desires to do so.

Risk Factors in Options Transactions. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.)

The Funds’ ability to use options as part of their investment programs depends on the liquidity of the options market. In addition, that market may not exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, a Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If a Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund will not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets.

The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, Pictet, and other funds advised by Pictet may constitute such a group. These limits could restrict a Fund’s ability to purchase or write options on a particular security.

An OTC option may be closed only with the consent of the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. No guarantee exists that the Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time. See “Swap Contracts and Other Two-Party Contracts — Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” for a discussion of counterparty risk and other risks associated with investing in OTC options.

Currency Options and Quantity-Adjusting (“Quanto”) Options. Certain Funds may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. Funds that are permitted to invest in securities denominated in foreign currencies may purchase or sell options on currencies. In addition, a Fund may purchase and sell quanto options, which are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. See “Foreign Currency Transactions” for more information on those Funds’ use of currency options.

Futures. To the extent consistent with applicable law and its investment restrictions, a Fund may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income investments), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and (to the extent a Fund is permitted to invest in commodities and commodity-related derivatives (as defined in “Commodity-Related Investments” below)) commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.” The purchase of futures contracts can serve as a long hedge, and the sale of futures contracts can serve as a limited short hedge. The purchase and sale of futures contracts also may be used for speculative purposes.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of physically settled futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made.

Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on non-U.S. exchanges may be different than those on U.S. exchanges). The broker may require additional initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

Funds that invest in futures contracts may be subject to risks related to rolling. When investing in futures contracts, a Fund will generally seek to “roll” its futures positions rather than hold them through expiration. In some circumstances, the prices of futures contracts with near-term expirations are lower than the prices of similar futures contracts with longer-term expirations, resulting in a cost to “roll” the futures contracts. The actual realization of a potential roll cost will depend on the difference in prices of futures contracts with near- and longer-term expirations, and the rolling of futures positions may result in losses to a Fund.

In the United States, futures contracts are traded only on commodity exchanges or boards of trade — known as “contract markets” — approved by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Certain Funds also may purchase futures contracts on non-U.S. exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Non-U.S. Exchanges.”

Index Futures. To the extent consistent with applicable law and investment restrictions, a Fund may purchase or sell Index Futures. A Fund may close open positions on a contract market on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to non-U.S. stock Index Futures.

Interest Rate Futures. Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

Currency Futures.  Funds that are permitted to invest in securities denominated in foreign currencies may buy and sell futures contracts on currencies. See “Foreign Currency Transactions” for more information on those Funds’ use of currency futures.

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

A Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase (or has sold short) by purchasing call options on futures contracts rather than purchasing futures contracts. In addition, a Fund may purchase and sell interest rate options on U.S. Treasury or Eurodollar futures to take a long or short position on interest rate fluctuations. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. See “Foreign Currency Transactions” for more information on those Funds’ use of currency futures.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Commodity Futures and Options on Commodity Futures. Some Funds may have direct or indirect exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures, including through their investments in other funds. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures. When commodity futures on individual commodities are physically settled, Pictet intends to close out those futures contracts before the settlement date without the making or taking of delivery. See also “Commodity-Related Investments.”

Forward Contracts. A forward contract is a contract to buy or sell an underlying security or currency at a pre-determined price on a specific future date. The initial terms of the contract are set so that the contract has no value at the outset. Forward prices are obtained by taking the spot price of a security or currency and adding to it the cost of carry. No money is transferred upon entering into a forward contract and the trade is delayed until the specified date when the underlying security or currency is exchanged for cash. Subsequently, as the price of the underlying security or currency moves, the value of the contract also changes, generally in the same direction.

Forward contracts involve a number of the same characteristics and risks as futures contracts but there also are several differences. Forward contracts are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date. This can result in deviations between forward prices and futures prices, especially in circumstances where interest rates and futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a security or currency as desirable, which may vary from the standardized provisions available through any futures contract. Finally, forward contracts, as two party obligations for which there is no secondary market, involve additional counterparty credit risk not present with futures.

Forward currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency transactions involve significant risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by U.S. governments or foreign governments or central banks, or by currency controls or political developments in the United States or abroad, including repatriation limitations. A Fund’s exposure to foreign dollar currencies means that a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Fund’s assets.

Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and options for hedging also depends on the direction and extent of exchange rate, interest rate and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by a Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures or option transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. The securities pledged to a Fund’s futures broker to secure a Fund’s margin accounts could be subject to a “margin call,” pursuant to which the Fund would be required to either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in market value. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. Furthermore, the low margin deposits normally required in futures trading permit a high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses. Trading hours for non-U.S. stock Index Futures may not correspond perfectly to the trading hours of the non-U.S. exchange to which a particular non-U.S. stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of non-U.S. stock Index Futures and the value of the relevant index.

A Fund may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The Funds’ ability to engage in the futures and options on futures strategies described above depends on the liquidity of those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments at all or that their use will be effective. In addition, a liquid market may not exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and a Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

As discussed above, if a Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant CFTC regulations, the rules of the contract market, and the Fund’s futures broker. The Fund’s net asset value will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if a Fund combines short and long positions in Index Futures, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

Futures and options on futures are centrally cleared. When a Fund holds a position in such contracts, it is subject to the credit risk of the futures clearing house and the futures broker through which the Fund holds its position. If a futures broker of a Fund becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearing house fully discharging all of its obligations. In the event of the bankruptcy of a futures broker, a Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s customers by account class. Also, in contrast to the treatment of initial margin provided for cleared swaps, the futures broker does not typically notify the futures clearing house of the amount of margin provided by the futures broker to the futures clearing house that is attributable to each customer. Therefore, a Fund is subject to the risk that its margin will be used by the futures clearing house to satisfy the obligations of another customer of its futures broker. In addition, in the event of the bankruptcy or insolvency of a clearing house, a Fund may experience a loss of funds deposited through its futures broker as margin with the clearing house, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency may also cause a substantial delay before a Fund could obtain the return of funds owed to it by a futures broker who was a member of such clearing house. Furthermore, if a futures broker does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a futures broker, the Fund could have only an unsecured creditor claim in an insolvency of the futures broker with respect to the margin held by the futures broker.

Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Physical Delivery Risk. A Fund may trade in physical commodities and/or invest in certain futures contracts on commodities that are not required to be cash settled. In such cases, a Fund may take physical delivery of commodities. Such commodities may be subject to the risk of theft, spoilage, destruction and similar risks. In addition, storage, insurance, and other costs associated with holding commodities will affect the value of such contracts. In the event that a Fund holds physical commodities and one or more of the foregoing risks materialize, and in light of the costs associated with holding commodities, a Fund may suffer losses.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected future spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. As a result, when Pictet reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected future spot price of the underlying commodity or choose to pursue other investments.

Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, insufficient storage capacity, fluctuations in supply and demand, tariffs, war, and international economic, political, and regulatory developments.

See also “Commodity-Related Investments” for more discussion of the special risks of investing in commodity futures, options on commodity futures, and other commodity-related instruments and investments, including forward contracts, structured notes, convertible securities and warrants of issuers in commodity-related industries or with respect to the physical commodities themselves, and other related types of derivatives, including certain tax-related risks.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Non-U.S. Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on non-U.S. exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC or the SEC) and may be subject to greater risks than trading on U.S. exchanges. For example, some non-U.S. exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk of being unable to obtain payments owed under foreign futures contracts or of those payments being delayed or made only after the Fund has incurred the costs of litigation. To the extent that Pictet’s view with respect to a particular counterparty changes adversely (whether due to external events or otherwise), a Fund’s existing transactions with that counterparty will not necessarily be required to be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that Pictet no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount). In addition, unless a Fund hedges against fluctuations in the exchange rate between the currencies in which trading is done on non-U.S. exchanges and other currencies, any profits that a Fund realizes in trading could be offset (or worse) by adverse changes in the exchange rate. The value of non-U.S. options and futures also may be adversely affected by other factors unique to non-U.S. investing.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

Some of the Funds use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options, futures, and forward contracts. See “Uses of Derivatives” for more information regarding the various derivatives strategies those Funds may employ using swap contracts and other two-party contracts.

Swap Contracts. The Funds may directly or indirectly use various different swaps, such as swaps on securities, ETFs, and securities indices, total return swaps, interest rate swaps, basis swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps, and other types of available swap agreements, depending on a Fund’s investment objective and policies. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.

Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease a Fund’s exposure to the underlying instrument, rate, asset, ETF, or index. Swaps can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if Pictet determines it is consistent with the Fund’s investment objective and policies.

A Fund may enter into swaps on securities, ETFs, baskets of securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, ETF, basket of securities, or securities index (e.g., S&P 500 Index). Additionally, a Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. A Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, ETF, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, a Fund may enter into interest rate swaps (including municipal swaps) in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. A Fund also may enter into swaps to modify its exposure to particular currencies using cross-currency swaps. For instance, a Fund may enter into a cross-currency swap between the U.S. dollar and the Japanese yen in order to increase or decrease its exposure to each such currency. Cross-currency swaps are contracts between two counterparties to exchange interest and principal payments in different currencies. A Fund entering into a cross-currency swap is exposed to both interest rate risk and foreign currency exchange risk. A Fund also may enter into basis swaps in order to limit interest-rate risk as a result of the difference between borrowing and lending rates. Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

The Fund may use inflation swaps (including inflation swaps tied to the CPI), which involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as the Secured Overnight Financing Rate (“SOFR”). Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation-indexed bonds), thereby creating synthetic inflation-indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation-indexed bonds issued by the U.S. Treasury. See “Indexed Investments — Inflation-Indexed Bonds.”

In addition, a Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or non-U.S. issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. Rather than exchange the bonds for the par value, a single cash payment may be due from the protection seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). A Fund, as the purchaser in a credit default swap, bears the risk that the investment will expire worthless. It also would be subject to counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts”). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. A Fund also may invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps.

A Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and generally would have no payment obligations, with the exception of an initial payment made on the credit default swap or any margin requirements with the credit default swap counterparty. For credit default swap agreements, trigger events for payment under the agreement vary by the type of underlying investment (e.g., corporate and sovereign debt, asset-backed securities, and credit default swap indices) and by jurisdiction (e.g., United States, Europe and Asia).

A Fund may use dividend swaps. Under a dividend swap, one party pays to the other party the dividends paid with respect to a notional amount of a security (or a basket or index of securities) during the term of the swap, in exchange for interest rate or other payments. To the extent the dividends paid on the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, a Fund may use volatility swaps. Volatility swaps involve the exchange of forward contracts on the future realized volatility of a given underlying asset, and allow the Fund to take positions on the volatility of that underlying asset. A Fund also may use a particular type of volatility swap, known as a variance swap agreement, which involves an agreement by two parties to exchange cash flows based on the measured variance (volatility squared) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

A Fund may use correlation swaps, which provide exposure to increases or decreases in the correlation between the prices of different assets or market rates. Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Some Funds may have direct or indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-UBS Commodity Index) or to commodity swaps on individual commodities or baskets of commodities, including through their investments in other Funds. See “Commodity-Related Investments” for more discussion of the Funds’ use of commodity swap contracts and other related types of derivatives.

Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. A Fund will only enter into contracts for differences (and analogous futures positions) when Pictet believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, the Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value. In addition, some Funds may use contracts for differences that are based on the relative performance of two different groups or baskets of commodities. Often, one or both baskets are a commodities index. Contracts for differences on commodities operate in a similar manner to contracts for differences on securities described above.

Interest Rate Caps, Floors, and Collars. The Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and options and, as a result, will be subject to similar risks. See “Options, Futures, and Forward Contracts — Risk Factors in Options Transactions” and “— Risk Factors in Futures and Futures Options Transactions.” Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount and are generally individually negotiated with a specific counterparty. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.

Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. A Fund may only close out an OTC swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet or disputes its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent a Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The Fund, therefore, assumes the risk that it may be unable to obtain payments Pictet believes are owed under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

The credit rating of a counterparty may be adversely affected by greater-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.

Counterparty risk with respect to derivatives has been and will continue to be affected by rules and regulations relating to the derivatives market. Some derivatives transactions are required to be (or are capable of being) centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, a Fund will not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers for cleared derivatives. Although a clearing member is required to segregate assets from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets, if a clearing member does not comply with the applicable regulations, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the assets held by the clearing member.

The risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Notional amounts of swap transactions are not subject to any limitations, and swap contracts may expose a Fund to unlimited risk of loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Additional Risk Factors in OTC Derivatives Transactions. OTC derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies, or errors in the documentation relating to a derivative transaction lead to a dispute with the counterparty or unintended investment results.

Additionally, participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives.

Among other trading agreements, certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with select counterparties that generally govern OTC derivative transactions entered into by such Funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to the exchange of collateral, events of default and termination events and netting provisions that apply in the event of a default and/or a termination event. Termination events may include the decline in the net assets of a Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. On the other hand, the bankruptcy or insolvency of the counterparty may allow a Fund to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty, and the relevant ISDA Agreement may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of an ISDA Agreement will be enforceable, including, for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against termination or the right of offset obligations. Additionally, the netting and close out provisions of an ISDA Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions.

Additional Risk Factors in Cleared Derivatives Transactions. Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be (or are capable of being) centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, funds make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy and any increase in margin held by a clearing member could expose a Fund to greater credit risk to its clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that Pictet expects to be cleared) and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is generally less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government, the European Union, the United Kingdom, and certain other jurisdictions have adopted mandatory minimum margin requirements for bilateral derivatives. These rules impose minimum variation margin requirements and, in some cases, minimum initial margin requirements. These and other rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for market participants, since they have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are evolving, so their full impact on the Funds and the financial system are not yet fully known. While these rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to different kinds of costs and risks.

Risks of Qualified Financial Contracts. Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which took effect throughout 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. Similar regimes have been adopted in the United Kingdom, European Union and various other jurisdictions. These regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the United Kingdom and the European Union, governmental authorities could reduce, eliminate or convert to equity the liabilities to a Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”). These requirements may impact a Fund’s credit and counterparty risks.

Use of Futures and Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts and Related Instruments — Commodity Pool Operator Status.  Pictet AM SA and Pictet AM UK, on behalf of the Funds, have claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to CFTC Rule 4.5 (the “exclusion”). Accordingly, neither Pictet AM SA nor Pictet AM UK is subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Fund. For Pictet AM SA and Pictet AM UK to remain eligible for the exclusion, each Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, Pictet AM SA and/or Pictet AM UK would be required to register as a “commodity pool operator” with the CFTC with respect to the Fund. The eligibility of Pictet AM SA and Pictet AM UK to claim the exclusion with respect to each Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests and the manner in which a Fund holds out its use of commodity interests. A Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the requirements of Rule 4.5, which may adversely affect a Fund’s total return. In the event Pictet AM SA and/or Pictet AM UK become unable to rely on the exclusion in Rule 4.5 with respect to a Fund and is required to register with the CFTC as a commodity pool operator with respect to a Fund, such Fund’s expenses may increase, adversely affecting the Fund’s total return.

FOREIGN CURRENCY TRANSACTIONS

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the currency exchange markets, trade balances, the relative merits of investments in different countries, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or by currency or exchange controls or political and economic developments in the United States or abroad. Currencies in which a Fund’s assets are denominated, or in which a Fund has taken a long position, may be devalued against other currencies, resulting in a loss to the Fund. Similarly, currencies in which a Fund has taken a short position may increase in value relative to other currencies, resulting in a loss to the Fund.

In addition, some currencies are illiquid (e.g., emerging country currencies), and a Fund may not be able to convert these currencies into U.S. dollars, in which case Pictet may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., emerging country currencies) are particularly affected by exchange control regulations.

Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and options, and options on currencies. Those Funds may use such currency instruments for hedging, investment, and/or currency risk management. Currency risk management may include taking overweighted or underweighted currency positions relative to both the securities portfolio of a Fund and the Fund’s performance benchmark or index. Those Funds also may purchase forward foreign currency contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency-denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate because of independent factors not related to currency fluctuations. If a forward foreign currency contract is used for hedging, an imperfect correlation between movements in the price of the forward foreign currency contract and the price of the currency or other investment being hedged creates risk.

Forward foreign currency contracts involve a number of the same characteristics and risks as currency futures contracts (discussed below) but there also are several differences. Forward foreign currency contracts settle only at the pre-determined settlement date. This can result in deviations between forward foreign currency prices and currency futures prices, especially in circumstances where interest rates and currency futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward currency contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a currency as desirable, which may vary from the standardized provisions available through any currency futures contract.

A Fund also may purchase or sell currency futures contracts and options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery or settlement. In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period or on a specified date. See “Options, Futures, and Forward Contracts — Futures” for more information on futures contracts and options on futures contracts.

A Fund also may purchase or sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using options. See “Options, Futures, and Forward Contracts — Currency Options and Quantity-Adjusting (“Quanto”) Options” for more information on currency options.

REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements with banks, brokers or other types of counterparties, such as hedge funds, mutual funds or institutional investors. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto; (ii) possible reduced levels of income and lack of access to income during this period; and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks — Counterparty Risk” in the Prospectus and “Legal and Regulatory Risk” herein.

“Peer-to-Peer” Repurchase and Reverse Repurchase Agreements. Some Funds may enter into repurchase and reverse repurchase agreements through a “peer-to-peer” platform offered by the Funds’ custodian. Through this platform, a Fund may enter into repurchase or reverse repurchase agreements with other participants in the platform, which may include (but are not limited to) mutual funds, hedge funds, pension plans or other institutional investors. In addition to the risks associated with repurchase and reverse repurchase agreement transactions generally, which are described herein and in the Prospectus, counterparty risk may be enhanced when these transactions are conducted through the peer-to-peer platform, because the counterparty may not be subject to the same level of regulation as a bank or other regulated entity. While participants in the platform are expected to provide basic financial information to each other, Pictet’s ability to evaluate and monitor the creditworthiness of its counterparties will be limited. A Fund’s custodian acts as agent on behalf of the buyer in connection with transactions entered into on the platform. In exchange for a fee paid by the seller, the Funds’ custodian provides a guarantee of the seller’s obligations under such transactions. When a Fund acts as a buyer in a transaction and the seller experiences a default (as defined in the platform documentation), the guarantee is expected to be available to satisfy certain obligations of the seller to the buyer. There can be no assurance that the Funds’ custodian will be willing or able to honor its obligations under the guarantee. A Fund may have contractual remedies, but there can be no assurance that the Fund will succeed in enforcing those contractual remedies or how long it will take to do so.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY

Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Variable Rate Securities” and “Indexed Investments.” In addition, the Funds may create “synthetic” bonds which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes).

Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

In addition to market risk and credit risk, holders of fixed income securities are subject to inflation/deflation risk. Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely or materially impair the ability of distressed issuers to restructure, which may result in a decline in the net asset value of a Fund’s portfolio.

Because interest rates vary, the future income of a Fund that invests in floating rate fixed income securities cannot be predicted with certainty. To the extent a Fund invests in indexed securities, the future income of the Fund also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

The Funds may invest in a wide range of debt and fixed income instruments, including, but not limited to, Asset-Backed and Mortgage-Backed Securities, Brady Bonds, Euro Bonds, U.S. Government and Foreign Government Securities and Zero Coupon Securities, each of which is described below.

ADJUSTABLE RATE SECURITIES

Adjustable rate securities are securities that have interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

CASH AND OTHER HIGH QUALITY INVESTMENTS

Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Funds’ investments. These cash items and other high quality debt securities may include fixed income securities issued by the governments, agencies or instrumentalities of the U.S. and other developed market countries (e.g., Japan and Canada), bankers’ acceptances, commercial paper, and bank certificates of deposit. If a custodian holds cash on behalf of a Fund, the Fund may be an unsecured creditor in the event of the insolvency of the custodian. In addition, the Fund will be subject to credit risk with respect to such a custodian, which may be heightened to the extent the Fund takes a temporary defensive position.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of a Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments.

The Federal Housing Finance Agency (“FHFA”) and the White House have made public statements regarding plans to consider ending the conservatorships of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on Fannie Mae’s and Freddie Mac’s creditworthiness and guarantees of certain mortgage-backed securities. It is also unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock certificate. Should Fannie Mae’s and Freddie Mac’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to the Funds.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, and the Inter-American Development Bank.

As with other fixed income securities, U.S. and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. or foreign government securities may fall during times of rising interest rates. Yields on U.S. and foreign government securities tend to be lower than those of corporate securities of comparable maturities. Generally, when interest rates on short-term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations will have a negative return unless Pictet waives or reduces its management fees.

From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity will be adversely impacted.

In addition to investing directly in U.S. and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. A Fund also may invest in Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are interests in separately traded interest and principal component parts of U.S. Treasury obligations that represent future interest payments, principal payments, or both, are direct obligations of the U.S. government, and are transferable through the federal reserve book-entry system. Certificates of accrual and similar instruments may be more volatile than other government securities.

AUCTION RATE SECURITIES

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by brokers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

REAL ESTATE INVESTMENT TRUSTS AND OTHER REAL ESTATE-RELATED INVESTMENTS

Certain Funds may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition, and other risks related to local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market prices of their securities.

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Funds may invest in different types of REITs, including equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which invest in and own real estate directly, generally invest a majority of their assets in income-producing properties to generate cash flow from rental income and gradual asset appreciation. The income-producing properties in which equity REITs invest typically include land, office, retail, industrial, hotel and apartment buildings, self storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs, which make construction, development, or long-term mortgage loans, generally invest the majority of their assets in real estate mortgages or mortgage-backed securities and derive their income primarily from interest payments on the mortgages. Hybrid REITs share characteristics of equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. An exchange-traded REIT is generally more liquid than a REIT that is not traded on a securities exchange. The Funds may invest in both exchange-traded and privately traded REITs.

In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. In addition, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to the risk of fluctuations in income from underlying real estate assets, poor performance by the REIT’s manager and the manager’s inability to manage cash flows generated by the REIT’s assets, prepayments and defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs, the risk of failing to qualify for favorable tax treatment under the Code and/or to maintain exempt status under the 1940 Act. If a REIT were not to be eligible for the favorable tax treatment afforded to REITs under the Code, it would be subject to federal income tax, thus reducing its value. See the “Federal Income Taxes” section for a discussion of special tax considerations relating to a Fund’s investments in U.S. REITs.

By investing in REITs indirectly through a Fund, an investor will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to investors. Investments in REITs are subject to risks associated with the direct ownership of real estate.

ASSET-BACKED AND RELATED SECURITIES

An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit card receivables), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below. Investments in asset-backed securities are subject to all of the market risks for fixed income securities described in the Prospectus under “Description of Principal Risks — Market Risk — Fixed Income” and elsewhere in this SAI.

Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by a Fund. The Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, further deterioration of worldwide economic and liquidity conditions, the location of the property underlying the mortgage, the age of the mortgage loan, governmental action, including legal impairment of underlying home loans, changes in demand for products financed by those loans, the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities.

There are fewer investors in mortgage-backed securities markets and those investors are more homogenous than in markets for other kinds of securities. If a number of market participants are impacted by negative economic conditions, forced selling of mortgage-backed securities unrelated to fundamental analysis could depress market prices and liquidity significantly and for a longer period of time than in markets with greater liquidity.

Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable. When worldwide economic and liquidity conditions deteriorated in 2008, mortgage-backed securities became subject to greater illiquidity risk. These conditions may occur again. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During the periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, have resulted, and may continue to result in delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments. Many so-called sub-prime mortgage pools have become distressed during the periods of economic distress and may trade at significant discounts to their face value during such periods. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages. See “Description of Principal Risks — “Credit Risk” in the Prospectus for more information regarding credit.

Mortgage-backed securities may include Variable Rate Securities as such term is defined in “Variable Rate Securities” below.

Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above. Similar to mortgage-backed securities, other asset-backed securities face illiquidity risk from worldwide economic and liquidity conditions as described above in “Mortgage-Backed Securities.” The risk of investing in asset-backed securities has increased since 2008 because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Principal repayments of asset-backed securities are at risk if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. The issuance of underlying assets may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. During the 2008 global financial crisis, a significant number of asset-backed security insurers defaulted on their obligations.

The market value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The market value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation for underlying assets (e.g., failure to properly document a security interest in the underlying collateral) can affect the rights of the holders of those underlying assets. In addition, the insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security as well as costs and delays.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit card receivables are unsecured. In addition, a Fund may invest in securities backed by pools of corporate or sovereign bonds, bank loans to corporations, or a combination of bonds and loans, many of which may be unsecured (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) (see “Collateralized Debt Obligations” (“CDOs”)). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

In many securitizations, CDOs and similar transactions, there are asset and counterparty performance requirements that must be met to ensure income is paid to all investors, rather than being retained in a lock-up or cash reserve as additional credit or liquidity support for senior investors. If a Fund takes subordinated positions in such transactions, or if a diversion were to occur, it could result in an elimination, deferral or reduction of the income received by the Fund.

Each loan portfolio underlying a securitization is administered by a servicer whose role may include underwriting the loan portfolio, arranging its securitization, administering cash flows and arrears, and overseeing the realization of security where a loan has gone into default. A Fund’s investment and the return to the Fund may be adversely impacted where, among other things, the servicer (1) fails to follow best practices in realizing any security values, or (2) fails to adequately administer the loans that fall into arrears or default. In the event that the servicer is unable to meet its administrative obligations, a substitute servicer will need to be appointed. There is a risk that a substitute servicer will not be available when required, that the substitute servicer will not be able to perform its duties with the requisite level of skill and competence or that it will require extra time to assume responsibility for the portfolio.

Collateralized Mortgage Obligations (“CMOs”); Residuals and Strips. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.

CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.

In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.

The Funds also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.

IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at a variable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

Collateralized Debt Obligations (“CDOs”). A Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include U.S. and non-U.S. senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.

The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. The Fund may invest in any tranche of a CBO or CLO. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, a Fund may characterize its investments in CDOs as illiquid. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this SAI and the Prospectus, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), default risk, prepayment risk, credit risk (including adverse credit spread moves), illiquidity risk, market risk, structural risk, and legal risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans, or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the capability of the servicer of the securitized assets (particularly where the underlying collateral in a loan portfolio is not individually assessed prior to purchase); (iii) market and illiquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale; and (iv) if the particular structured product is invested in a security in which a Fund is also invested, this would tend to increase the Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

The Funds may invest in covered bonds, which are debt securities issued by banks or other credit institutions that are backed by both the issuing institution and underlying pool of assets that compose the bond (a “cover pool”). The cover pool for a covered bond is typically composed of residential or commercial mortgage loans or loans to public sector institutions. A covered bond may lose value if the credit rating of the issuing bank or credit institution is downgraded or the quality of the assets in the cover pool deteriorates.

VARIABLE RATE SECURITIES

Variable rate securities are securities that have interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Variable rate securities include U.S. government securities and securities of other issuers. Some variable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of variable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on variable rate securities may lag changes in prevailing market interest rates. Also, some variable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, variable rate securities are less likely than non-variable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

MEZZANINE SECURITIES

A Fund may invest in mezzanine securities, which are unsecured securities that are senior to common stock or other equities but that are subordinated to substantial amounts of senior debt. Holders of mezzanine securities are generally not entitled to receive any payments in bankruptcy or liquidation until senior creditors are paid in full. In addition, the legal remedies available to holders of mezzanine securities are normally limited by contractual restrictions benefiting senior creditors. In the event a company in which a Fund holds mezzanine securities cannot generate adequate cash flow to meet senior debt service, the Fund may suffer a partial or total loss of capital invested. In situations where some or all of the senior debt is unsecured, distributions in respect of mezzanine securities may be substantially less than distributions payable to other unsecured creditors. Because issuers of mezzanine securities are often highly leveraged, their relatively high debt-to-equity ratios create increased risks that their operations cannot generate adequate cash flow to meet senior debt service.

BELOW INVESTMENT GRADE SECURITIES

Some Funds may invest some or all of their assets in securities or instruments rated below investment grade (that is, rated below Baa3/P-3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-3 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by Pictet to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “high yield” or “junk bonds”). In addition, some Funds may hold securities that are downgraded to below investment grade status after the time of purchase by the Funds (sometimes referred to as “fallen angel” securities). The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic, regulatory or other conditions (including, for example, a substantial period of rising interest rates or declining earnings) may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations will not generate sufficient cash flow to service their debt obligations. High yield securities may be unsecured and may be subordinate to other obligations of the issuer, including obligations to senior creditors, trade creditors and employees. In addition, many issuers of high yield debt may be (i) in poor financial condition; (ii) experiencing poor operating results; (iii) having substantial capital needs or negative net worth; or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. A Fund’s investments in Below Investment Grade Securities are more dependent on Pictet’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High yield debt has historically experienced greater default rates than has been the case of investment grade securities.

The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued (see “Determination of Net Asset Value” in the Prospectus and herein), particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of a Fund. Some Below Investment Grade Securities in which a Fund invests may be in poor standing or in default.

Consolidation in the financial services industry has resulted in there being fewer market makers for high yield debt securities, which may result in further risk of illiquidity and volatility with respect to high yield debt securities held by a Fund, and this trend may continue in the future. Furthermore, high yield debt securities held by a Fund may not be registered under the Securities Act of 1933, as amended (the “1933 Act”), and, unless so registered, the Fund will not be able to sell such high yield debt securities except pursuant to an exemption from registration under the 1933 Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities.

Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix B — Commercial Paper and Corporate Debt Ratings” for more information concerning commercial paper and corporate debt ratings.

DISTRESSED OR DEFAULTED DEBT SECURITIES

Some Funds may invest, directly or indirectly (through derivatives or other funds), in securities, claims, and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). A Fund may purchase distressed securities and instruments of all kinds, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed or defaulted debt securities generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that can lead to payment defaults and insolvency proceedings on the part of their issuers. For example, investment in stressed or distressed loans are often less liquid than performing loans. In addition, the market may be less liquid for distressed or defaulted securities than for other types of securities. Reduced liquidity can affect the values of distressed or defaulted securities, make their valuation and sale more difficult, and result in greater volatility.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of the Fund’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for Pictet to determine within reasonable standards of predictability. A Fund may invest in companies that are in the process of exiting, or that have recently exited, the bankruptcy process. Investments in post-reorganization securities typically entail a higher degree of risk than investments in securities that have not recently undergone a reorganization or restructuring. Moreover, post-reorganization securities can be subject to heavy selling or downward pricing pressure after the completion of a bankruptcy reorganization or restructuring. If a Fund’s evaluation of the anticipated outcome of an investment should prove inaccurate, the Fund could experience a loss. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If Pictet’s assessment of the eventual recovery value of a defaulted debt security proves incorrect, the Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

In addition, investments in the above-noted instruments may present special tax issues for a Fund. See the “Federal Income Taxes” section for more information.

Risks of Litigation. Investing in securities issued by companies under financial or business stress can be a contentious and adversarial process that involves litigation. Different investor groups may have qualitatively different, and frequently conflicting, interests. A Fund may have indemnification obligations in connection with any such litigation. In particular, the Fund may be obligated to indemnify its trustees, Pictet and any director, officer, partner, member, stockholder, controlling person or employee of Pictet and any person serving at the request of the Fund.

Liquidation and Litigation Trusts. A Fund may invest or otherwise acquire, such as in a distribution pursuant to a plan of reorganization, interests or instruments in liquidation, litigation, and/or similar trusts which may provide a recovery to its beneficiaries by asserting litigation claims or otherwise liquidating assets of a debtor. Interests or instruments in liquidation, litigation or similar trusts could be illiquid and/or difficult to value. Any recovery pursuant to an interest or instrument in such trusts may be significantly delayed as a result of prolonged litigation or other proceedings, which may not be successful and could result in no recovery to the beneficiaries of the trust.

Rescue Financings and DIP Loans. A Fund may support and/or participate in the provision of rescue financings, which are typically secured loans structured to generate high risk-adjusted returns extended to distressed companies that have not yet filed for bankruptcy protection. Such Funds also may support and/or participate in the provision of debtor-in-possession (“DIP”) loans to companies undergoing bankruptcy reorganization to assist them with their financing needs during the reorganization process. In this context, a Fund generally will obtain a secured and/or a priority claim against the borrower’s assets that would permit the Fund to foreclose on its collateral if the borrower fails to restructure or reorganize. In addition, if the Fund wished to participate in the restructured or reorganized entity, it could agree to convert its loan into securities issued in connection with the restructuring or reorganization. If the borrower fails to successfully restructure or reorganize, or if the assets pledged as collateral for the Fund’s DIP or rescue loan are insufficient, the Fund may not be able to recover the full amount lent to the borrower and may lose money.

Participation on Creditors’ Committees. Generally, when a Fund holds bonds or other fixed income securities of an issuer, the Fund becomes a creditor of the issuer. Although under no obligation to do so, a Fund may participate on committees formed by creditors to negotiate the management of financially troubled issuers that may or may not be in bankruptcy or the Fund may seek to negotiate directly with the issuers with respect to restructuring issues. If the Fund does join a creditors’ committee, the participants of the committee would be interested in obtaining an outcome that is in their respective individual best interests and there can be no assurance of obtaining results most favorable to the Fund in such proceedings. By participating on such committees, a Fund may be deemed to have duties to other creditors represented by the committees, which will thereby expose the Fund to liability to such other creditors who disagree with the Fund’s actions. As a member of a creditors’ committee, a Fund also may be provided with material non-public information that may restrict the Fund’s ability to trade in the issuer’s securities. A Fund may determine in good faith that its trading activities are not restricted and may trade in the issuer’s securities while engaged in the issuer’s restructuring activities. Such trading creates a risk of litigation and liability that may cause the Fund to incur significant legal fees and potential losses.

Risks Associated with Bankruptcy and Insolvency Cases. Many of the events within a bankruptcy or insolvency case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a court would not approve actions which may be contrary to the interests of a Fund.

Generally, the duration of a bankruptcy or insolvency case can only be estimated. The reorganization of a company usually involves the development and negotiation of a plan of reorganization, plan approval by creditors and confirmation by the court. This process can involve substantial legal, professional and administrative costs to the company and the Fund; it is subject to unpredictable and lengthy delays; and during the process the company’s competitive position may erode, key management personnel may depart and the company may not be able to invest adequately. In many cases, the company may not be able to reorganize and may be required to liquidate assets. In addition, the debt of companies in financial reorganization may not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental value.

In addition, the effect of a bankruptcy filing on a company may adversely and permanently affect the company. The company may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the realization value of the company may not equal the realization value that was believed to exist at the time of the investment.

During a bankruptcy case, an automatic stay will prevent all creditors from taking action against the debtor to collect on amounts owed to such creditors. Unless a creditor’s claim in such case is secured by assets having a value in excess of such claim, no interest will be permitted to accrue and, therefore, a creditor’s return on investment can be adversely affected by the passage of time during which the plan of reorganization of the debtor is being negotiated, approved by the creditors and confirmed by the bankruptcy court.

The administrative costs in connection with a bankruptcy proceeding are frequently high and will generally be paid out of the debtor’s estate prior to any return to creditors (other than out of assets or proceeds thereof which are subject to valid and enforceable liens and other security interests) and equity holders. In addition, certain claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high.

U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for purposes of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Fund’s influence with respect to a class of securities can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, the class.

Claims in bankruptcy cases are often paid at less than par and, depending on the debtor’s asset and liabilities, there may be no recovery at all for some classes of creditors. The claims of secured creditors are often paid out over time. Initially, only the debtor may file a proposed plan of reorganization. While the U.S. Bankruptcy Code permits other parties-in-interest to file proposed plans of reorganization after the debtors’ “exclusive period” to do so ends, bankruptcy courts often extend the debtor’s exclusive period, which effectively permits only the debtor to file a proposed reorganization plan. While creditors can vote on the plan of reorganization the unanimous consent of all creditor classes is not necessarily required for the bankruptcy court to confirm the plan. Therefore, a plan can, subject to the provisions of the U.S. Bankruptcy Code, be “crammed down” on dissenting classes of creditors.

Even if a class of claims is entitled to a recovery in a reorganization or liquidation proceeding, such recovery could be in the form of instruments or interests different from the form of instrument or interest which formed the basis for the claims, including debt securities, equities, warrants, options, cash, interests in litigation claims or trusts formed to pursue such litigation claims, interests in liquidation trusts, or other property or interests, any of which could be illiquid and/or difficult to value.

Furthermore, there are instances where creditors and equity holders may lose their ranking and priority when they act inequitably in taking over management and functional operating control of a debtor or otherwise. Creditors, particularly creditors that own equity or are in control of a debtor, also may lose priority in situations where a bankruptcy court determines that debt should be recharacterized as equity based on the perceived “intent” of the parties as determined by the bankruptcy court.

Notwithstanding the corporate structure of various debtor entities, such as special purpose entities created to hold assets and to structure for bankruptcy remoteness, such entities may, in certain cases, be substantively consolidated in bankruptcy proceedings, which can affect the outcome of such proceedings and adversely affect the amounts ultimately received by creditors.

The U.S. Bankruptcy Code and other laws and regulations affecting debtors’ and creditors’ rights are subject to change, including by way of legislative action or judicial interpretation. Such changes could alter the expected outcome or introduce greater uncertainty regarding the expected outcome of an investment situation of a Fund, which may adversely affect such investment of the Fund’s investment program.

Investments in the debt of financially stressed companies domiciled outside the United States involve additional risks. Bankruptcy law and process may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights (including the right to enforce liens on collateral), reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

Risks of Pre-filing Investments. A Fund may invest in the securities and obligations issued by issuers that are financially distressed and that Pictet expects will commence bankruptcy proceedings, including debt obligations that are in covenant or payment default (each such issuer a “pre-filing issuer”). Pictet generally considers such investments to be speculative. The repayment of defaulted obligations is subject to significant uncertainties. These loans are subject to the risks inherent in the bankruptcy process and do not possess certain protections, such as priming liens, afforded to other creditors. It is possible that a creditor making an investment prior to the commencement of bankruptcy proceedings will be deemed to have acted inequitably and consequently lose ranking and priority. In addition, investments in pre-filing issuers are more likely to be challenged as fraudulent conveyances and amounts paid on the investment may be subject to avoidance as preferences under certain circumstances.

LEVERAGED COMPANIES

A Fund’s investments may provide exposure to companies whose capital structures have significant leverage. Such investments are inherently more sensitive to declines in revenues and to increases in expenses and interest rates. The leveraged capital structure of such investments will increase the exposure of the companies to adverse economic factors such as downturns in the economy or deterioration in the condition of the company or its industry. Additionally, the securities acquired by the Fund may be the most junior securities in what may be a complex capital structure, and thus subject to the greatest risk of loss.

BRADY BONDS

Brady Bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in OTC secondary markets. U.S. dollar- denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady Bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the “residual risk”). In light of the history of prior defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative regardless of the current credit rating of the issuer. There are very few remaining Brady Bonds in existence today.

EURO BONDS

Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in U.S. dollars held in banks outside of the United States (“Eurodollars”), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See “Debt and Other Fixed Income Securities Generally.”

ZERO COUPON SECURITIES

A Fund investing in “zero coupon” fixed income securities accrues interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. Each Fund that is a RIC under the Code is required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, a Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so). See the “Federal Income Taxes” section. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips and STRIPS.

INDEXED INVESTMENTS

Each Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

While investments that track the performance of an index may increase the number, and thus the diversity, of the underlying assets to which the Fund is exposed, such investments are subject to many of the same risks of investing in the underlying assets that comprise the index discussed elsewhere in this section, as well as certain additional risks that are not typically associated with investments in such underlying assets. An investment that is designed to track the performance of an index may not replicate and maintain exactly the same composition and relative weightings of the assets in the index. Additionally, the liquidity of the market for such investments may be subject to the same conditions affecting liquidity in the underlying assets and markets and could be relatively less liquid in certain circumstances. The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the United States and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.

A Fund’s investments in certain indexed securities, including inflation-indexed bonds, may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders (including at a time when it may not be advantageous to do so). See the “Federal Income Taxes” section.

In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies.

Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.

Inverse Floating Obligations. Indexed securities in which a Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.

Inflation-Indexed Bonds. Some Funds may invest in inflation-indexed bonds and in futures contracts on inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation/deflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond. Many other issuers adjust the coupon accruals for inflation related changes.

Inflation-indexed securities issued by the U.S. Treasury (or TIPS) have maturities of approximately three, five, ten, or thirty years, although it is possible that securities that have other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. The U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation) in the case of a TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The market price of inflation-indexed bonds (including TIPS) normally changes when real interest rates change. Their value typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. Moreover, if the index measuring inflation falls, the principal value of inflation-indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced.

Although inflation-indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation-indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Coupon payments received by a Fund from inflation-indexed bonds are included in the Fund’s gross income for the period in which they accrue. Any increase in the principal amount of an inflation-indexed bond constitutes taxable ordinary income to the Fund, even though principal is not paid until maturity. Decreases to the principal amount of inflation-indexed bonds may not be currently deductible from a U.S. federal tax perspective.

STRUCTURED NOTES

Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

FIRM COMMITMENTS, WHEN-ISSUED SECURITIES, AND TBAS

Some Funds may enter into firm commitments and similar agreements with banks or brokers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, a Fund that invests in fixed income securities may enter into a firm commitment agreement if Pictet anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. A Fund generally does not earn income on the securities it has committed to purchase until after delivery. A Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).

Certain Funds may purchase or sell securities, including mortgage-backed securities, in the to-be-announced (“TBA”) market. A TBA purchase commitment is a security that is purchased or sold for a fixed price and the underlying securities are announced at a future date. The seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. The purchaser of TBA securities generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser.

FINRA rules have been implemented that include mandatory margin requirements for the TBA market with limited exceptions. TBAs have historically not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.

LOANS (INCLUDING BANK LOANS), LOAN PARTICIPATIONS, AND ASSIGNMENTS

Some Funds may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by a corporate, governmental, or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. Investments in direct debt instruments are subject to a Fund’s policies regarding the quality of debt investments generally. Such instruments may include term loans and revolving loans, may pay interest at a fixed or floating rate, and may be senior or subordinated. The Funds may acquire interests in loans either directly (by way of sale or assignment) or indirectly (by way of participation).

Purchases of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by any rating agency. In the event of non-payment of interest or principal, loans that are secured offer a Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due. The bank loans acquired by a Fund may be below investment grade, unrated, and/or undersecured.

When investing in a loan participation, a Fund typically purchases participation interests in a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Fund to greater delays, expenses, and risks than if the Fund could enforce its rights directly against the borrower. In addition, the Fund generally will have no rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. Additional risks include inadequate perfection of a loan’s security interest, the possible invalidation or compromise of an investment transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws, the validity and seniority of bank claims and guarantees, environmental liabilities that may arise with respect to collateral securing the obligations, and adverse consequences resulting from participating in such instruments through other institutions with lower credit quality.

Bank loans and participation interests may not be readily marketable and may be subject to restrictions on resale. There can be no assurance that future levels of supply and demand in loan or loan participation trading will provide an adequate degree of liquidity and no assurance that the market will not experience periods of significant illiquidity in the future.

Investments in loans through direct assignment of a lender’s interests may involve additional risks to a Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially will be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.

Pictet may, with respect to its management of investments in certain loans for a Fund, seek to remain flexible to purchase and sell other securities in the borrower’s capital structure, by remaining “public.” In such cases, Pictet will seek to avoid receiving material, non-public information about the borrowers to which the Fund may lend (through assignments, participations or otherwise). Pictet’s decision not to use material, non-public information about borrowers may place Pictet at an information disadvantage relative to other lenders. Also, in instances where lenders are asked to grant amendments, waivers or consents in favor of the borrower, Pictet’s ability to assess the significance of the amendment, waiver or consent or its desirability from a Fund’s point of view may be materially and adversely affected.

When Pictet’s employees, on-site consultants, partners, members, directors, or officers come into possession of material, non-public information about the issuers of loans that may be held by a Fund or other accounts managed by Pictet (either intentionally or inadvertently), or material, non-public information is otherwise attributed to Pictet, Pictet’s ability to trade in other securities of the issuers of these loans for the account of Pictet may be limited pursuant to applicable securities laws. Such limitations on Pictet’s ability to trade could have an adverse effect on a Fund. In many instances, these trading restrictions could continue in effect for a substantial period of time.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so.

Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.

Covenant lite loans risk. Covenant lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may expose a Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, a Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.

Trade Claims. The Funds may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding. The markets in trade claims generally are not regulated by U.S. federal securities laws or the Securities and Exchange Commission (“SEC”).

Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Although Pictet endeavors to protect against such risks in connection with the evaluation and purchase of claims, trade claims are subject to risks not generally associated with standardized securities and instruments due to the idiosyncratic nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims also may be impaired if the anticipated dividend payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. As a result of the foregoing factors, trade claims are also subject to the risk that if a Fund does receive payment, it may be in an amount less than what the Fund paid for or otherwise expects to receive in respect of the claim.

In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to other pari passu instruments.

Lender Liability Considerations and Equitable Subordination Risks. A number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. In addition, courts have in some cases applied the doctrine of equitable subordination to subordinate the claim of a lending institution against a borrower to claims of other creditors of the borrower when the lending institution is found to have engaged in unfair, inequitable, or fraudulent conduct. There can be no assurance as to whether any fund, lending institution, or other party from which a Fund may directly or indirectly acquire such claims engaged in any such conduct, and if it did, as to whether the Fund would be subject to claims that the Fund’s portfolio investments should be equitably subordinated based on such conduct. Because of the nature of certain of a Fund’s portfolio investments, a Fund could be subject to allegations of lender liability or to claims that the Fund’s portfolio investments should be equitably subordinated.

Fraudulent Conveyance and Preference Risk. Various federal and state laws enacted for the protection of creditors may apply to the purchase of a Fund’s investments by virtue of the Fund’s role as a creditor with respect to the borrowers under such investments. If a court in a lawsuit brought by an unpaid creditor, a debtor-in-possession, a trustee in bankruptcy, or their respective representatives, were to find that the borrower did not receive fair consideration or reasonably equivalent value for incurring indebtedness evidenced by an investment and the grant of any security interest or other lien securing such investment and, after giving effect to such indebtedness and/or grant of any security interest or other lien, the issuer or obligor (i) was insolvent; (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital; or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could, under certain circumstances, invalidate, in whole or in part, such indebtedness and such security interest or other lien as fraudulent conveyances, could subordinate such indebtedness to existing or future creditors of the borrower, and could allow the borrower to recover amounts previously paid by the borrower to the creditor (including to the Fund) in satisfaction of such indebtedness or proceeds of such security interest or other lien previously applied in satisfaction of such indebtedness.

The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer or obligor would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets were less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer or obligor was “insolvent” after giving effect to the incurrence of the indebtedness and/or the granting of any security interest or other lien or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence of indebtedness and/or grant of security interests or other lien.

A Fund may invest in bank debt or other indebtedness issued by a borrower which is guaranteed by other entities within the borrower’s corporate family. In such circumstances, the borrower often has little or no assets other than the stock of its subsidiaries and, as a result, any recovery is often available only, if at all, from the entities that guaranteed the indebtedness. There is a risk, however, that the obligations of such guarantors and any security interests or other liens issued by the guarantors to secure such obligations may be avoided as fraudulent conveyances in the event that a court were to determine that such guarantors did not receive reasonably equivalent value in exchange for the issuance of the guarantees and for the security interests or other liens. A court could determine that the guarantors did not receive reasonably equivalent value or fair consideration in incurring the obligations and granting the security interests or other liens despite the existence of “indirect” benefits to the guarantors, such as the strengthening of the corporate enterprise in the transaction. Additionally, provisions in guarantees and other similar documents governing similar obligations by which fraudulent conveyance exposure is sought to be reduced or eliminated, such as so-called “savings clauses,” may not be enforceable. As a result, a Fund’s investment in corporate bank debt or other indebtedness could be subject to avoidance as a fraudulent conveyance.

In addition, in the event of the insolvency (as determined by a court based on the law of the jurisdiction which is being applied) of an issuer of an investment, payments made on a Fund’s investment could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency depending on a number of factors.

There can be no assurance that a successful cause of action for fraudulent conveyance or preference will not occur, or as to whether any fund, lending institution or other party from which a Fund may directly or indirectly acquire an investment engaged in any conduct to give rise to such causes of action, and if it did, as to whether such causes of action could be asserted against the Fund.

SOVEREIGN DEBT OBLIGATIONS

Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Typically, sovereign debt of developing countries may involve a high degree of risk and may be in default or present the risk of default, however, sovereign debt of developed countries also may involve a high degree of risk and may be in default or present the risk of default. Governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations, and governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due and may require renegotiation or rescheduling of debt payments. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results, changes in interest and exchange rates, changes in debt ratings, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Defaults in sovereign debt obligations, or the perceived risk of default, also may impair the market for other securities and debt instruments, including securities issued by banks and other entities holding such sovereign debt, and negatively impact the funds.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

The Funds may enter into reverse repurchase agreements and dollar roll agreements with banks, brokers or other types of counterparties, such as hedge funds, mutual funds or institutional investors, to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation a Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). A Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks— Derivatives and Short Sales Risk” and “— Counterparty Risk” in the Prospectus and “Uses of Derivatives” below.

For a discussion of the Funds’ participation in reverse repurchase agreements conducted through a peer-to-peer platform offered by the Funds’ custodian, see “Repurchase Agreements – ‘Peer-to-Peer’ Repurchase and Reverse Repurchase Agreements” above.

COMMODITY-RELATED INVESTMENTS

Some Funds may gain exposure to commodity markets by investing in commodities or commodity-related instruments directly or indirectly. Such instruments include, but are not limited to, futures contracts, swaps, options, forward contracts, and structured notes and equities, debt securities, convertible securities, and warrants of issuers in commodity-related industries or with respect to the physical commodities themselves.

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, insufficient storage capacity, fluctuations in supply and demand, tariffs, war and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable. See “Options, Futures, and Forward Contracts,” “Structured Notes,” “Swap Contracts and Other Two-Party Contracts,” and “Uses of Derivatives” herein for more information on the Fund’s investments in derivatives, including commodity-related derivatives such as swap agreements, commodity futures contracts, and options on commodity futures contracts.

A Fund’s pursuit of an investment strategy that involves exposure to commodity markets will potentially be limited by its intention to qualify as a RIC, and could adversely affect its ability to so qualify. See the “Federal Income Taxes” section for more information.

ILLIQUID INVESTMENTS, PRIVATE PLACEMENTS, RESTRICTED SECURITIES, AND IPOS AND OTHER LIMITED OPPORTUNITIES

Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted, and the Trust’s Board has appointed Pictet to administer, a liquidity risk management program to assess and manage its illiquidity risk. Under its program, each Fund is required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid investments. The term “illiquid investments” for purposes of the program means securities that a Fund reasonably expects cannot be sold or disposed of under current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. The Funds do not expect Rule 22e-4 to have a significant effect on investment operations. While the liquidity risk management program attempts to assess and manage illiquidity risk, there is no guarantee it will be effective in its operations and will not eliminate the liquidity risk inherent in a Fund’s investments.

Each Fund may invest up to 15% of its net assets in illiquid investments. For this purpose, “illiquid investments” are investments that the Fund reasonably expects cannot be sold or disposed of under current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment.

In considering the Fund’s ability to sell or dispose of an investment within seven days without significantly changing the investment’s market value, the Fund considers the portion of the investment that the Fund reasonably anticipates selling in response to redemption requests. The determination that any investment is or is not an “illiquid investment” requires the Fund to make a number of market-based and other assumptions about future events and thus should not be viewed as a guarantee or an assurance that the Fund will be able to dispose of any portion of a particular investment within any particular period of time.

Private Placements and Restricted Investments. Illiquid investments include securities of private issuers, securities traded in unregulated or shallow markets, securities issued by entities deemed to be affiliates of a Fund, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, a Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities are generally only sold to institutional investors in private sales from the issuer or from an affiliate of the issuer. These securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of marketplace trades. Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense. While such Fund may be indemnified against such liabilities, the issuer may not have the financial resources to satisfy its indemnification obligations. Furthermore, it is the position of the SEC staff that indemnification for violations of the 1933 Act is against public policy and therefore unenforceable. A Fund may be unable to sell restricted securities and other illiquid investments at the most opportune times or without significantly impacting the market value of the investment.

At times, the inability to sell illiquid investments can make it more difficult to determine their fair value for purposes of computing a Fund’s net asset value. The judgment of Pictet normally plays a greater role in valuing these securities than in valuing publicly traded securities.

Private Investments in Public Companies. A Fund may make investments in private placements by publicly-held companies (“PIPEs”). In a typical PIPE transaction, a Fund will acquire, directly from an issuer seeking to raise capital in a private placement pursuant to Regulation D under the 1933 Act, common stock or a security convertible into common stock, such as convertible notes or convertible preferred stock. The issuer’s common stock is usually publicly traded on a U.S. securities exchange or in the over-the-counter market, but the securities acquired by the Fund will be subject to restrictions on resale imposed by U.S. securities laws absent an effective registration statement. In recognition of the illiquid nature of the securities being acquired, the purchase price paid by the Fund in a PIPE transaction (or the conversion price of the convertible securities being acquired) will typically be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer usually will be contractually obligated to seek to register within an agreed upon period of time for public resale under the U.S. securities laws the common stock acquired by the Fund or the shares of common stock issuable upon conversion of the convertible securities acquired by Fund. If the issuer fails to so register the shares within that period, the Fund may be entitled to additional consideration from the issuer (e.g., warrants to acquire additional shares of common stock), but the Fund may not be able to sell its shares unless and until the registration process is successfully completed. Thus PIPE transactions present certain risks not associated with open market purchases of equities.

Among the risks associated with PIPE transactions is the risk that the issuer may be unable to register for public resale the shares held by a Fund in a timely manner or at all, in which case the shares may be saleable only in a privately negotiated transaction at a price less than that paid by the Fund, assuming a suitable buyer can be found. Disposing of the securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Even if the shares are registered for public resale, the market for the issuer’s securities may nevertheless be “thin” or illiquid, making the sale of securities at desired prices or in desired quantities difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.

IPOs and Other Limited Opportunities. Certain Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Risks of Insufficient Capital for Follow-On Investments. Following its initial investment in a company, a Fund may have the opportunity to increase its investment in such company. There is no assurance that the Fund will make follow-on investments or that the Fund will have sufficient resources to, or be permitted to, make such investments. Any decision not to make follow-on investments or its inability to make them may have a substantial negative impact on such company in need of such an investment, may result in missed opportunities for the Fund or may result in dilution of the Fund’s investment.

INVESTMENTS IN OTHER INVESTMENT COMPANIES OR OTHER POOLED INVESTMENTS

Subject to applicable regulatory requirements, a Fund may invest in shares of both open- and closed-end investment companies (including other Funds, money market funds, and ETFs). Investing in another investment company exposes a Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. Some of the Funds also may invest in private investment funds, vehicles, or structures. Adverse events could impact one or more of the underlying funds at the same time. There is no assurance that the investments or investment strategies employed by such underlying funds will be successful.

A Fund’s investment in other investment companies or private investment funds, vehicles or structures could affect the amount, timing and character of distributions to shareholders, and in certain circumstances could cause the Fund to recognize taxable income in excess of the cash generated by such investment, which could require a Fund to liquidate investments, including when it is not advantageous to do so, in order to make required distributions. See the “Federal Income Taxes” section.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs in which a Fund may invest typically hold a portfolio of bonds (or other fixed income instruments) or common stocks that is intended to track the price and dividend performance of a particular index. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. The Funds also may invest in actively-managed ETFs. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), Vanguard ETFs, and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs, Vanguard ETFs, and iShares are predominantly listed on the NYSE Arca). The market prices for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

Because ETFs are investment companies, investments in ETFs would, absent exemptive relief, be limited under applicable statutory limitations. Those limitations restrict a Fund’s investment in the shares of an ETF or other investment company to up to 5% of the Fund’s assets (which may represent no more than 3% of the securities of such ETF or other investment company) and limit aggregate investments in all ETFs and other investment companies to 10% of the Fund’s assets (collectively, the “3/5/10 Limits”). Some Funds may invest in one or more ETFs beyond the 3/5/10 Limits pursuant to Rule 12d1-4 under the 1940 Act.

LEGAL AND REGULATORY RISK

Legal, tax, and regulatory changes could occur during the term of a Fund that may adversely affect the Fund. New (or revised) laws or regulations or interpretations of existing law may be issued by the IRS or Treasury Department, the CFTC, the SEC, the U.S. Federal Reserve (“Federal Reserve”) or other banking regulators, or other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation enacted in the United States. The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. For example, there has been an increase in governmental, as well as self-regulatory, scrutiny of the alternative investment industry. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of a Fund to trade in securities could have a material adverse impact on a Fund’s performance.

In addition, the securities and derivatives markets are subject to comprehensive statutes, regulations, and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators, and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of securitization and derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government, self-regulatory organization and judicial action.

The U.S. government has enacted and is continuing to implement legislation that provides for regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC, SEC and other federal regulators have adopted and continue to develop rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The European Union, the United Kingdom and various other countries have implemented and are in the process of implementing similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are evolving, their impact on the Funds remains unclear.

The U.S. government, the European Union, the United Kingdom and certain other jurisdictions have adopted mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by a Fund in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other rules and regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions, and the Fund may be unable to execute its investment strategy as a result.

The CFTC, certain foreign regulators, and many futures exchanges have established (and continue to evaluate and revise) limits (“position limits)” on the maximum net long or net short positions which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, U.S. federal position limits apply to swaps on agricultural, energy, and metals commodities that are economically equivalent to certain futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits, unless an exemption applies. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by Pictet and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of Pictet may have to be modified and positions held by the Funds may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund. A violation of position limits could also lead to regulatory action materially adviser to a Fund’s investment strategy. A Fund may also be affected by other regimes, including those of the EU and UK, and of trading venues that impose position limits on commodity derivative contracts.

The SEC has adopted new rules requiring managers to file monthly confidential reports with the SEC regarding equity short sales and related activity. Under the new rules, the SEC will publicly disclose aggregated short position information on a monthly basis. The SEC also adopted a rule that will require reporting and public disclosure of securities loan transactions information (not including party names); this may include, but is not limited to, information about securities loans entered into in connection with short sales. In addition, other non-U.S. jurisdictions (such as the European Union and the United Kingdom) where the Fund may trade have reporting requirements. If a Fund’s short positions or its strategy become generally known, it could have a significant effect on Pictet’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by a Fund forcing the Fund to cover its positions at a loss. Such reporting requirements also may limit Pictet’s ability to access management and other personnel at certain companies where Pictet seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make a Fund unable to execute its investment strategy. Short sales are also subject to certain SEC regulations. If the SEC were to adopt additional restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on new or increases in short sales of certain securities, including short positions on such securities acquired through swaps, in response to market events. Bans on short selling and such short positions may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on a Fund’s ability to generate returns.

Since 2021, the SEC has proposed and, in some cases, finalized several new rules regarding a wide range of topics relevant to the Funds. For example, the SEC has proposed new rules requiring the reporting and public disclosure of a manager’s positions in security-based swaps, including CDS, equity total return swaps and related positions. The SEC has also finalized new rules restricting activities that could be considered to be manipulative in connection with security-based swaps, new rules regarding beneficial ownership and public reporting by managers under Section 13 of the Securities Exchange Act of 1934 (the “Exchange Act”), and new rules requiring the central clearing of certain cash and repurchase transactions involving U.S. Treasuries. As noted herein, the SEC has also adopted new rules that require managers to file monthly confidential reports with the SEC regarding equity short sales and related activity as well as a new rule that will require reporting and public disclosure of certain securities loan transaction information. These and other proposed new rules, whether assessed on an individual or collective basis, could fundamentally change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of fund advisers and their funds. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for the Funds to execute certain investment strategies and may have a material adverse effect on a Fund’s ability to generate returns.

Rules implementing the credit risk retention requirements of the Dodd-Frank Act for asset-backed securities require the sponsor of certain securitization vehicles to retain, and to refrain from transferring, selling, conveying to a third party, or hedging 5% of the credit risk in assets transferred, sold, or conveyed through the issuance of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which a Fund may invest, which costs could be passed along to such Fund as an investor in such transactions.

Investors should also be aware that some EU-regulated institutions (banks, certain investment firms, managers of alternative investment funds, UCITS funds, insurance and reinsurance undertakings, and occupational pension schemes) are restricted from investing in certain securitizations (including U.S.-related securitizations), unless, in summary: (i) the institution is able to demonstrate that it has undertaken certain due diligence in respect of various matters, including its investment position, the underlying assets, and the original lender or the originator of the underlying assets; and (ii) the originator, sponsor, or original lender retains, on an ongoing basis, a net economic interest of not less than 5% of specified credit risk tranches or asset exposures related to the securitization and discloses this risk retention to investors; and (iii) the originator, sponsor or special purpose entity complies with certain transparency requirements. Although the requirements do not apply to any of the Funds directly, the costs of compliance, in the case of any securitization within the EU risk retention rules in which a Fund has invested or is seeking to invest, could be indirectly borne by the Fund and the other investors in the securitization.

LACK OF OPERATING HISTORY

As of the date of this SAI, the Funds have no operating history. Therefore, there is limited or no operating history to evaluate the Funds’ future performance. Past performance is not an indication of future performance. In addition, the past performance of other investment funds managed by Pictet cannot be relied upon as an indicator of a Fund’s success, in part because of the unique nature of such Fund’s investment strategy. An investor in each Fund must rely upon the ability of Pictet in identifying and implementing investments. There can be no assurance that such personnel will be successful in identifying and implementing investment opportunities for such Fund.

USES OF DERIVATIVES

Introduction and Overview

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease, or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities, and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

It is the policy of each Fund to comply with Section 18(f) of the 1940 Act and the Funds are permitted to use any practices permitted by or consistent with applicable rules under Section 18(f), relevant SEC releases, no-action letters and other pronouncements, in each case in effect from time to time (“Section 18(f)”).

This overview outlines various ways in which the Fund may use different types of exchange-traded and OTC derivatives in implementing their investment programs. It is intended to supplement the information included in each Funds’ Prospectus, including the risks associated with derivatives described under “Description of Principal Risks” in the Prospectus, and the information provided in the “Fund Investments and Descriptions and Risks” sections above. This overview, however, is not intended to be exhaustive and a Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this SAI or the Fund’s Prospectus.

In addition, a Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.

Each Fund may take advantage of instruments and any security or synthetic or derivative instruments which are not presently contemplated for use by the Fund or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Each Fund may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument.

Unless otherwise noted below in this section, the uses of derivatives discussed herein with respect to a particular Fund only refer to the Fund’s direct use of such derivatives. As indicated in the Prospectus and in the “Fund Investments” section above, certain Funds may invest in other funds, which, in turn, may use types of derivatives and/or employ derivatives strategies that differ from those described in this SAI or the Prospectus.

Function of Derivatives in the Funds. The types of derivatives used and derivatives strategies employed by a Fund and the extent a Fund uses derivatives varies from Fund to Fund depending on the Fund’s specific investment objective and strategies. Certain Funds may use exchange-traded and OTC financial derivatives and exchange-traded futures and/or forward contracts as integral parts of their investment programs. In addition, specific market conditions may influence Pictet’s choice of derivatives and derivatives strategies for a particular Fund, in some cases to a significant extent.

Legal and Regulatory Risk Relating to Derivatives. As described above under “Descriptions and Risks of Fund Investments — Legal and Regulatory Risk,” the U.S. government, the European Union, the United Kingdom, and some other jurisdictions have enacted legislation that includes provisions for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the implementation of the legislation is evolving, its ultimate impact remains unclear. Rule 18f-4 under the 1940 Act governs the use of derivatives and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires registered open-end investment companies that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit on their use of certain derivatives and financing transactions and to adopt and implement a derivatives risk management program. A Fund that uses derivative instruments in a limited amount is not subject to all the requirements of Rule 18f-4. Rule 18f-4 could have an adverse effect on a Fund’s performance and ability to implement its investment strategies. While elements prescribed by Rule 18f-4 such as the derivatives risk management program and the “value-at-risk” limit are designed to assist in the assessment and management of derivatives risk, there is no guarantee they will be effective in reducing the risks inherent in the Fund’s derivative investments.

The Funds may use derivatives to gain long or short investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, cross currency basis swaps, and options) to gain exposure to a given currency.

A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that Pictet believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and Pictet believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposures, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which their equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Each of the Funds may have investment exposures in excess of its net assets (i.e., the Fund may be leveraged).

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

INVESTMENT RESTRICTIONS

Fundamental Restrictions:

The following are Fundamental Investment Restrictions of the Funds, which may not be changed without shareholder approval. Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1.	Concentrate its investments in an industry (i.e., invest more than 25% of its total assets in the securities of companies in a particular industry or group of industries), except: (1) the Pictet Emerging Markets Risking Economies ETF will invest more than 25% of its assets, either alone or in combination, in the securities of companies in the banks industry, financial services industry and/or insurance industry; (2) the Pictet Cleaner Planet ETF will, in the aggregate, invest more than 25% of its assets in securities of companies in the industries comprising the information technology sector; and (3) the Pictet AI and Automation ETF will, in the aggregate, invest more than 25% of its assets in securities of companies in the industries comprising the information technology sector. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Except for the Pictet AI & Automation ETF and Pictet Cleaner Planet ETF, purchase securities of an issuer if such purchase would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Restrictions:

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Funds have the following non-fundamental policies, which may be changed without a shareholder vote:

1.	Without providing 60 days prior notice to shareholders, the Pictet Emerging Markets Debt ETF may not change its investment policy to invest, under normal circumstances, at least 80% of its assets (plus borrowings for investment purposes) in debt securities issued or guaranteed by government and quasi-government entities and corporations located in emerging market countries and denominated in U.S. dollars (“USD”) along with EUR denominated debt hedged in USD.

2.	Without providing 60 days prior notice to shareholders, the Pictet Emerging Markets Rising Economies ETF may not change its investment policy to invest, under normal circumstances, at least 80% of its assets (plus borrowings for investment purposes) in securities of issuers located in emerging market countries.

3.	Without providing 60 days prior notice to shareholders, the Pictet AI Enhanced International Equity ETF may not change its investment policy to invest, under normal circumstances, at least 80% of its assets (plus borrowings for investment purposes) in equity securities of international companies.

4.	Without providing 60 days prior notice to shareholders, the Pictet AI & Automation ETF may not change its investment policy to invest, under normal circumstances, at least 80% of its assets (plus borrowings for investment purposes) in global equity securities of artificial intelligence and automation companies.

5.	Without providing 60 days prior notice to shareholders, the Pictet Cleaner Planet ETF may not change its investment policy to invest, under normal circumstances, at least 80% of its assets (plus borrowings for investment purposes) in securities of global companies that contribute and benefit from the structural change towards a more sustainable economy.

Each non-fundamental investment policy has been adopted pursuant to Rule 35d-1 under the 1940 Act (each, a “Name Policy”). No Fund may change its Name Policy as set forth under the Funds’ “Principal investment strategies” in the Funds’ Prospectus without providing the relevant Fund’s shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.

For purposes of each Name Policy, each Fund considers the term “invest” to include both direct and indirect investing and the term “investments” to include both direct and indirect investments (for instance, a Fund may invest indirectly or make indirect investments by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments. For Name Policies related to “Equity” Funds, the term “equities” refers to direct and indirect investments (described above) in common and preferred stocks and other stock-related securities, such as convertible securities and depositary receipts. These investments also include exchange-traded equity REITs and equity income trusts.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC has defined concentration as investing more than 25% of an investment company’s total assets in a particular industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, if entered into and maintained in compliance with Rule 18f-4.

Lending. The 1940 Act does not permit a fund to make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. A Fund will not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may purchase securities issued by companies that own or invest in real estate (including REITs), securities that are secured by interests in real estate, and securities that represent interests in real estate. A Fund also may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

Commodities. A Fund will not purchase or sell physical commodities or commodities contracts, except that a Fund may purchase: (i) securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously.

The phrase “shareholder approval,” as used in the Prospectus and in this SAI, and the phrases “vote of a majority of the outstanding voting securities” and “the approval of shareholders,” as used herein with respect to a Fund, mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this SAI, the investment policies and restrictions of each Fund may be changed by the Trust’s Trustees without the approval of shareholders of that Fund. Policies and restrictions of a Fund that are explicitly described as fundamental in the Fund’s Prospectus or this SAI cannot be changed without the approval of shareholders of the Fund.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

Shares of each Fund are approved for listing and trading on the Exchange. Shares trade on the Exchange at prices that may differ from their NAV. There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of the Fund’s shares.

The Exchange will consider the suspension of trading in, and will initiate delisting procedures of, the shares of a Fund under any of the following circumstances: (1) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (2) if any of the continued listing requirements set forth in the Exchange’s rules are not continuously maintained; (3) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 record and/or beneficial holders of the Fund’s shares; or (4) such other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares from listing and trading upon termination of the Trust or the Fund.

As in the case of other publicly traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

The Trust reserves the right to adjust the share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The base and trading currencies of the Funds is the U.S. dollar. The base currency is the currency in which a Fund’s NAV per share is calculated and the trading currency is the currency in which shares of a Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including each Fund described in this SAI, are overseen by the Board. The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time certain of a Fund’s service providers present the Board with information concerning the investment objectives, strategies, and risks of a Fund, as well as proposed investment limitations for a Fund. Additionally, Pictet provides the Board with an overview of, among other things, its investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to each Fund by Pictet, and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to renew the investment advisory agreements with the Advisers and investment sub-advisory agreements with the sub-advisers, the Board meets with the Advisers and sub-advisers to review such services. Among other things, the Board regularly considers Pictet’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and each Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues along with Fund and Pictet risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including Pictet. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board has designated each Fund’s investment adviser as the relevant Fund’s valuation designee that, subject to the oversight of the Board, is responsible for implementing the Trust’s valuation policy with respect to the Funds and providing reports to the Board concerning Fund investments for which market quotations are not readily available and, thus, are fair valued by the Adviser as valuation designee pursuant to the Adviser’s fair valuation policy and procedures. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by each Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm, and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect each Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are four members of the Board, all of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Robert Howard serves as Chairman of the Board, and serves as a liaison for the Board with the Trust’s service providers, officers, and legal counsel to discuss ideas informally, and sets the agenda for meetings of the Board. Independent Trustees comprise 100% of the Board. The Trust has determined its leadership structure, in which the Chairman of the Board is an Independent Trustee, is appropriate given the specific characteristics and circumstances of the Trust.

Set forth below is information about each of the persons currently serving as a Trustee of the Trust. The address of each Trustee of the Trust is The 2023 ETF Series Trust c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During the Past 5 Years
Robert Howard (1971)	Trustee	Since 2023	Founder and Chief Investment Officer, Sierra Brook Capital, LLC (since 2016); Founder and President, Sierra Investments PR LLC (since 2022)	[-]	Trustee and Chairman of the Board of The 2023 ETF Series Trust ([-] Portfolios) (2023-present)
Joan Binstock (1954)	Trustee	Since 2023	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Advisers Counsel (since 2018)	[-]	Trustee of The 2023 ETF Series Trust ([-] Portfolios) (2023-present); Independent Director, Confluence Technologies (since 2023); Independent Director, KKR Real Estate Select Trust Inc. (since 2020); Independent Director, Morgan Stanley Direct Lending Fund (since 2019); Independent Director, BBH Trust (since 2019); Independent Director, Simcorp A/S (2018-2023)
Ellen Needham (1967)	Trustee	Since 2023	Senior Managing Director, State Street Global Advisors (1992-2023); Chairman, SSGA Funds Management, Inc. (2020-2023); President and Director, SSGA Funds Management, Inc. (2001-2023); Director, State Street Global Advisors, Funds Distributors, LLC (2017-2023)	[-]	Independent Trustee, Russell Investment Company and Russell Investment Funds ([-] portfolios) (2024-present); Trustee of The 2023 ETF Series Trust ([-] Portfolios) (2023-present); Interested Director, SSGA SPDR ETFs Europe I plc (2020-2023); Interested Director, SSGA SPDR ETFs Europe II plc (2020-2023); Interested Trustee, State Street Navigator Securities Lending Trust, State Street Institutional Investment Trust, State Street Institutional Funds, State Street Master Funds, SSGA Funds, and Elfun Funds (2019-2023); Director, State Street Variable Insurance Series Funds, Inc. (2019-2023)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During the Past 5 Years
Thomas Lydon, Jr. (1960)	Trustee	Since 2023	President, Lydon Asset Management (dba Global Trends Investments) (since 1996); Vice Chairman, VetaFi LLC (2021-2024); Co-Chief Executive Officer, ETF Flows LLC (2019-2022).	[-]	Trustee of The 2023 ETF Series Trust ([-] Portfolios) (2023-present); Independent Trustee, Guggenheim Managed Funds (since 2005); Director, US Global Investors, Inc. (since 1995)

[1]	Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared incompetent by a court of competent jurisdiction, or is removed.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Howard should serve as a Trustee because of his substantial experience in the financial services industry. He is currently the Founder and Chief Investment Officer of Sierra Brook Capital, LLC and Founder and President of Sierra Investments PR LLC. Mr. Howard is a former partner at both Goldman, Sachs & Co. (“GS”) and Kohlberg Kravis Roberts & Co. (“KKR”) as well as a former Managing Director at Harvard Management Company (“HMC”). He spent over 15 years at GS where he was eventually the head of Goldman Sachs Principal Strategies’ Americas equities/credit investment businesses. Subsequently, he was the head of KKR Equity Strategies, KKR’s first-ever hedge fund, and then head of the US long/short equity business within HMC. In addition, Mr. Howard holds the Chartered Financial Analyst designation from the CFA Institute.

The Trust has concluded that Ms. Needham should serve as a Trustee because she has more than 30 years of experience in the financial services industry, including serving in executive management roles with financial services institutions. Her previous roles include Senior Managing Director of State Street Global Advisors, Head of Global Funds Management, and President of SSGA Funds Management, Inc., director of SSGA Funds Management, Inc., and director of State Street Global Advisors Funds Distributors, LLC. In these roles, Ms. Needham was responsible for managing firm-wide processes that focus on governance, fund structure, sub-adviser oversight, tax, product viability, distribution, ongoing monitoring and regulatory coordination across all products globally. Ms. Needham also served as an interested director for the State Street Institutional Investment Trust, State Street Master Funds, Navigator Trust, SSGA Funds, Elfun Funds, State Street Institutional Funds State Street Variable Insurance Funds, Inc., SPDR Europe I plc, and SPDR Europe II plc.

The Trust has concluded that Ms. Binstock should serve as a Trustee because of the experience she has gained as Chief Financial and Operating Officer of a registered investment adviser for 20 years. Ms. Binstock also is a licensed Certified Public Accountant. She holds a M.B.A. from New York University and a B.A. from the University of Binghamton.

The Trust has concluded that Mr. Lydon should serve as a Trustee because of his extensive experience in the financial services industry. Mr. Lydon currently serves as President of Global Trends Investments, a registered investment adviser. He also serves as a member of the board of U.S. Global Investors, Inc., a registered investment adviser and transfer agent, and Guggenheim Managed Funds, a complex of investment companies. Mr. Lydon previously served as the Vice Chairman of VettaFi, an index provider and digital fund distribution platform.

Board Committees. The Board has established the following committees:

Audit Committee. The Board has an Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Funds’ independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Funds’ audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and other audit related matters. The Audit Committee also serves as the Trust’s Qualified Legal Compliance Committee, which provides a mechanism for reporting legal violations. The Audit Committee meets periodically, as necessary, and met [-] times during the most recently completed fiscal year.

Nominating Committee. The Board has a Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary, and met [-] times during the most recently completed fiscal year.

Trustee Compensation. Effective February 15, 2025, each Independent Trustee is paid a retainer of $50,000 per year for their service on the Board. Independent Trustees also receive $1,500 for attendance at any special meeting. Prior to February 15, 2025, each Independent Trustee was entitled to receive a $12,500 annual fee. The Trust has no pension or retirement plan.

The following table shows the compensation earned by each Trustee for such Trustee’s services as Trustee of the Trust for the fiscal year ended [-], 2025. Independent Trustee fees are paid by the respective adviser to each series of the Trust and not by the Funds.

Name	Aggregate Compensation From the Funds	Total Compensation From Fund Complex Paid to Trustees
Robert Howard	$[-]	$[-]
Joan Binstock	$[-]	$[-]
Ellen Needham	$[-]	$[-]
Thomas Lydon, Jr.	$[-]	$[-]

Fund Shares Owned by Board Members. The following table shows the dollar amount ranges of each Trustee’s “beneficial ownership” of shares of each Fund, including any registered investment company within the same family of funds and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of [-], 2025, none of the Trustees owned shares of a Fund.

Name	Dollar Range of Fund Shares Owned in Each Fund	Aggregate Dollar Range of Shares Owned In Series of the Trust
Robert Howard	None	[None]
Joan Binstock	None	[$50,001-$100,000]
Ellen Needham	None	[None]
Thomas Lydon, Jr.	None	[$50,001-$100,000]

Officers. Set forth below is information about each of the persons currently serving as officers of the Trust. The address of each officer of the Trust is The 2023 ETF Series Trust c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Trent Statczar (1971)	President	Since 2023	Director and Fund Officer, ACA Group, LLC (since 2018).
Michael Minella (1971)	Treasurer	Since 2023	Director and Fund Chief Compliance Officer (since 2022), ACA Group, LLC; Director of Audit and Risk Strategy & Planning (2021-2022), Fidelity Investments; Vice President and Director, Funds’ Treasurer’s Office and Investment & Adviser Compliance (2009-2021), Fidelity Management & Research Company.
James Chekos (1977)	Secretary	Since 2023	Senior Principal Consultant and Fund Secretary, Foreside Fund Officer Services, LLC (d/b/a ACA Group, LLC) (since 2018).
Jack Huntington (1970)	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2023	Senior Principal Consultant and Fund Chief Compliance Officer at Foreside Fund Officer Services, LLC (since 2015).

1	Each officer serves at the pleasure of the Board

CODES OF ETHICS

The Trust and each Fund’s investment adviser and subadviser, as applicable, have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the each Fund’s investment adviser and sub-adviser, as applicable, from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities, including those that may be purchased or held by the Funds. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), of the 1940 Act, specifically where the Distributor is not affiliated with the Trust or the Advisers, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Advisers.

PROXY VOTING POLICIES

The Board has delegated the responsibility to vote proxies for securities held in a Fund’s portfolio to each Fund’s investment adviser. Proxies for the portfolio securities are voted in accordance with the relevant Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling [_____] and on the SEC’s website at www.sec.gov.

MANAGEMENT SERVICES

Investment Advisers

Pictet Asset Management SA (“Pictet AM SA”) serves as investment adviser to the Pictet Cleaner Planet ETF, Pictet AI Enhanced International Equity ETF and Pictet AI & Automation ETF. Founded in 1996, Pictet AM SA is a corporation formed under the laws of Switzerland and is located at 60 Route Des Acacias, Geneva, Switzerland. As of [-], 2025, Pictet AM SA had approximately $[-] billion in assets under management.

Pictet Asset Management Ltd. (“Pictet AM UK”) serves as the investment adviser to the Pictet Emerging Markets Debt ETF and Pictet Emerging Markets Rising Economies ETF. Founded in 1995, Pictet AM UK is a private limited company formed under the laws of the United Kingdom and is located at Moor House, 120 London Wall, London, United Kingdom. As of [-], 2025, Pictet AM UK had approximately $[-] billion in assets under management.

Both Pictet AM SA and Pictet AM UK are wholly owned by Pictet Asset Management Holding SA (Pictet Asset Management), Geneva that is ultimately owned by Pictet & Partners SCA, a Swiss Holding Company.

Under an investment advisory agreement between the Trust and Pictet AM SA, the Adviser provides investment advisory services to the Pictet Cleaner Planet ETF, Pictet AI Enhanced International Equity ETF and Pictet AI & Automation ETF. The Adviser is responsible for, among other things, the general portfolio management and administration of the Funds, arranging for sub-advisory, transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. The Adviser is also responsible for overseeing Tidal, including monitoring of the purchase and sale of securities by Tidal and regular review of Tidal’s performance, subject to the oversight of the Board.

Under an investment advisory agreement between the Trust and Pictet AM UK, the Adviser provides investment advisory services to the Pictet Emerging Markets Rising Economies ETF and Pictet Emerging Markets Debt ETF. With respect to the Pictet Emerging Markets Rising Economies ETF, the Adviser is responsible for, the general portfolio management and administration of the Funds, arranging for sub-advisory, transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. The Adviser is also responsible for overseeing Tidal, including monitoring of the purchase and sale of securities by Tidal and regular review of Tidal’s performance, subject to the oversight of the Board.

With respect to the Pictet Emerging Markets Debt ETF, the Adviser is responsible for, among other things, the general portfolio management and administration of the Fund and overseeing the Sub-Advisers, including monitoring of the purchase and sale of securities by the Sub-Advisers and regular review of each Sub-Adviser’s performance. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.

For the services it provides to the Funds, each Fund pays its respective investment adviser a fee calculated daily and paid monthly at an annual rate of each Fund’s average daily net assets as follows:

Fund	Advisory Fee
Pictet Emerging Markets Debt ETF	[___]%
Pictet Emerging Markets Rising Economies ETF	[___]%
Pictet AI Enhanced International Equity ETF	[___]%
Pictet AI & Automation ETF	[___]%
Pictet Cleaner Planet ETF	[___]%

[Under each Fund’s investment advisory agreement, the Fund’s investment adviser has agreed to pay all expenses incurred by, and appropriately allocated to, the Fund, except for the advisory fee payable to the Adviser; interest charges on any borrowings, taxes, brokerage commissions, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; proxy and shareholder meeting expenses (unless the need for a shareholder meeting is caused by the Adviser, such as a change of control of the Adviser); fees and expenses related to the provision of securities lending services; acquired fund fees and expenses (other than management and shareholder service fees paid to the Adviser attributable to the Fund’s investment in such acquired funds); taxes, including accrued deferred tax liability; legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; legal fees incurred at the request or direction of a Fund service provider other than the Adviser; extraordinary expenses (as mutually determined by the Board and the Adviser) or non-recurring expenses not incurred in the ordinary course of the Fund’s business; and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.]

After the initial two-year term, the continuance of each investment advisory agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” or of any party thereto, in accordance with the 1940 Act. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding voting securities of the Fund, or by the Adviser on not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

The Trust expects to apply for exemptive relief from the SEC, which, if obtained, will permit each Adviser, subject to certain conditions, to hire new sub-advisers for each Fund, to materially amend the terms of particular agreements with sub-advisers or to continue the employment of a sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement without shareholder approval. Consequently, under the exemptive order, each Adviser will have the right to hire or terminate and replace a sub-adviser to a Fund when the Board and the Adviser feel that a change would benefit the Fund. Within 90 days of retaining a new sub-adviser, shareholders of any affected Fund will receive notification of the change. This structure, known as a “manager of managers” structure, enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by a Fund to be increased or change an Adviser’s obligations under the investment advisory agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to a Fund, without shareholder approval. Until the Advisers and the Trust obtain this relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Investment Sub-Advisers

Pictet AM UK has engaged Pictet Asset Management (USA) Corp. (“Pictet AM US”) and Pictet Asset Management (Singapore) Pte Ltd (“Pictet AM Singapore”) to serve as sub-advisers to the Pictet Emerging Markets Debt ETF. Founded in 2019, Pictet AM US is a corporation registered in Delaware and is located 712 5th Avenue, 25th Floor, New York, NY 10019. As of [-], 2025, Pictet AM US had approximately $[-] million in assets under management.

Founded in 2013, Pictet AM Singapore is a private limited company and is located 10 Marina Blvd #22-01 Tower 2, Marina Bay Financial Centre, Singapore 018983. As of [-], 2025, Pictet AM Singapore had approximately $[-] billion in assets under management.

Both Pictet AM USA and Pictet AM Singapore are wholly owned by Pictet Asset Management Holding SA (Pictet Asset Management), Geneva that is ultimately owned by Pictet & Partners SCA, a Swiss Holding Company.

Under an investment sub-advisory agreement between Pictet AM UK and Pictet AM US, Pictet AM US provides investment sub-advisory services to the Pictet Emerging Markets Debt ETF. Pictet AM US is responsible for selecting investments for its allocated portion of the Fund’s assets in accordance with the Fund’s investment objective, policies and restrictions, subject to the supervision of the Adviser and oversight of the Board. For the services it provides to the Pictet Emerging Markets Debt ETF, Pictet AM UK pays Pictet AM US a fee calculated daily and paid monthly at an annual rate of [-]% of the Fund’s average daily net assets.

Under an investment sub-advisory agreement between Pictet AM UK and Pictet AM Singapore, Pictet AM Singapore provides investment sub-advisory services to the Pictet Emerging Markets Debt ETF. Pictet AM Singapore is responsible for selecting investments as well as purchasing and selling securities for its allocated portion of the Fund’s assets in accordance with the Fund’s investment objective, policies and restrictions, subject to the supervision of the Adviser and oversight of the Board. For the services it provides to the Pictet Emerging Markets Debt ETF, Pictet AM UK pays Pictet AM Singapore a fee calculated daily and paid monthly at an annual rate of [-]% of the Fund’s average daily net assets.

Pictet AM UK and Pictet AM SA have also engaged Tidal Investments, LLC (“Tidal”) to serve as a sub-adviser to the Funds. Founded in 2012, Tidal is an SEC registered investment adviser and a Delaware limited liability company located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204. Tidal is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of [-], 2025, Tidal had approximately $[-] billion assets under management and served as the investment adviser or sub-adviser for [-] registered funds.

Under an investment sub-advisory agreement between Pictet AM UK and Tidal, Tidal provides investment sub-advisory services to the Pictet Emerging Markets Rising Economies ETF. Tidal is responsible for trading portfolio securities and other investment instruments on behalf of the Funds and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and oversight of the Board. For the services it provides to each of the Funds, Pictet AM UK pays Tidal a fee calculated daily and paid monthly at an annual rate of [-]% of the Fund’s average daily net assets.

Under an investment sub-advisory agreement between Pictet AM UK and Tidal, Tidal provides investment sub-advisory services to the Pictet Emerging Markets Debt ETF. Tidal is responsible for trading portfolio securities and other investment instruments on behalf of the Funds, subject to the supervision of the Adviser and oversight of the Board.

Under an investment sub-advisory agreement between Pictet AM SA and Tidal, Tidal provides investment sub-advisory services to the Pictet Cleaner Planet ETF, Pictet AI Enhanced International Equity ETF and Pictet AI & Automation ETF. Tidal is responsible for trading portfolio securities and other investment instruments on behalf of the Funds and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and oversight of the Board for the services it provides to each of the Funds, Pictet AM SA UK pays Tidal a fee calculated daily and paid monthly at an annual rate of [-]% of the Fund’s average daily net assets.

After the initial two-year term, the continuance of each investment sub-advisory agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the investment sub-advisory agreement or “interested persons” or of any party thereto, in accordance with the 1940 Act. The investment sub-advisory agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding voting securities of the Fund, or by the Adviser or a sub-adviser on not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust. As used in the sub-advisory agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

PORTFOLIO MANAGEMENT

Alper Gocer, Robert Simpson, Andrew Stanners, and Christopher Preece serve as the portfolio managers of the Pictet Emerging Markets Debt ETF. Young Jae Lee, Mark Boulton, and Christopher Hartkopf serve as the portfolio managers of the Pictet Emerging Markets Rising Economies ETF. Stéphane Daul and Alexandra Nagy serve as the portfolio managers of the Pictet AI Enhanced International Equity ETF. Gertjan Van Der Greer, Yuko Tanako, John Gladwyn, Peter Lingen, and Yves Kramer serve as the portfolio managers to the Pictet AI & Automation ETF. Gertjan Van Der Greer, Yuko Tanako, Luciano Diana, Gabriel Micheli, Xavier Chollet, Cédric Lecamp, and Louis Veilleux serve as the portfolio managers to the Pictet Cleaner Planet ETF.

This section includes information about the portfolio managers, including information about compensation, other accounts managed, and the dollar range of Fund shares owned.

Fund Shares Owned by the Portfolio Managers. The Funds are required to show the dollar range of the portfolio managers’ “beneficial ownership” of shares of a Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of the date of this SAI, the portfolio managers did not beneficially own shares of any Fund.

Other Accounts Managed by the Portfolio Managers. In addition to the Funds, as of [-], 2025, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gertjan Van Der Greer	[-]	$[-]	[-]	$[-]	[-]	$[-]
Yuko Tanako	[-]	$[-]	[-]	$[-]	[-]	$[-]
Luciano Diana	[-]	$[-]	[-]	$[-]	[-]	$[-]
Gabriel Micheli	[-]	$[-]	[-]	$[-]	[-]	$[-]
Xavier Chollet	[-]	$[-]	[-]	$[-]	[-]	$[-]
Cédric Lecamp	[-]	$[-]	[-]	$[-]	[-]	$[-]
Louis Veilleux	[-]	$[-]	[-]	$[-]	[-]	$[-]
John Gladwyn	[-]	$[-]	[-]	$[-]	[-]	$[-]
Peter Lingen	[-]	$[-]	[-]	$[-]	[-]	$[-]
Yves Kramer	[-]	$[-]	[-]	$[-]	[-]	$[-]
Alper Gocer	[-]	$[-]	[-]	$[-]	[-]	$[-]
Robert Simpson	[-]	$[-]	[-]	$[-]	[-]	$[-]
Christopher Preece	[-]	$[-]	[-]	$[-]	[-]	$[-]
Young Jae Lee	[-]	$[-]	[-]	$[-]	[-]	$[-]
Mark Boulton	[-]	$[-]	[-]	$[-]	[-]	$[-]
Stéphane Daul	[-]	$[-]	[-]	$[-]	[-]	$[-]
Christopher Hartkopf	[-]	$[-]	[-]	$[-]	[-]	$[-]

	Registered investment companies managed for which Pictet receives a performance-based fee (including non-Pictet mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide) for which Pictet receives a performance-based fee		Separate accounts managed (world-wide) for which Pictet receives a performance-based fee
Name	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Gertjan Van Der Greer	[-]	$[-]	[-]	$[-]	[-]	$[-]
Yuko Tanako	[-]	$[-]	[-]	$[-]	[-]	$[-]
Luciano Diana	[-]	$[-]	[-]	$[-]	[-]	$[-]
Gabriel Micheli	[-]	$[-]	[-]	$[-]	[-]	$[-]
Xavier Chollet	[-]	$[-]	[-]	$[-]	[-]	$[-]
Cédric Lecamp	[-]	$[-]	[-]	$[-]	[-]	$[-]

Louis Veilleux	[-]	$[-]	[-]	$[-]	[-]	$[-]
John Gladwyn	[-]	$[-]	[-]	$[-]	[-]	$[-]
Peter Lingen	[-]	$[-]	[-]	$[-]	[-]	$[-]
Yves Kramer	[-]	$[-]	[-]	$[-]	[-]	$[-]
Alper Gocer	[-]	$[-]	[-]	$[-]	[-]	$[-]
Robert Simpson	[-]	$[-]	[-]	$[-]	[-]	$[-]
Christopher Preece	[-]	$[-]	[-]	$[-]	[-]	$[-]
Young Jae Lee	[-]	$[-]	[-]	$[-]	[-]	$[-]
Mark Boulton	[-]	$[-]	[-]	$[-]	[-]	$[-]
Stéphane Daul	[-]	$[-]	[-]	$[-]	[-]	$[-]
Christopher Hartkopf	[-]	$[-]	[-]	$[-]	[-]	$[-]

Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts.

Potential Conflicts of Interest. Pictet has a fiduciary duty to manage its client’s assets in accordance with a fund’s stated investment strategies, in accordance with the Financial Conduct Authority, the Financial Market Supervisory Authority and SEC rules (the “Rules”), and also to manage any conflicts of interest arising between either Pictet and its client, or an employee and the client. In addition, Pictet has also issued an internal policy on conflicts of interest. Compliance with a fund’s stated investment strategies, the Rules and the Code of Ethics (especially Personal Account Dealing) is monitored on a regular basis by the Pictet Compliance and Business Controlling departments. However, all members of staff have an obligation to report any breaches of which they become aware. All breaches identified are recorded and reported to Pictet Compliance and Business Risk departments, who will oversee and approve any corrective action, which should take place as soon as reasonably practicable. In accordance with general fiduciary and regulatory law, Pictet discloses that the following conflicts of interest may arise among others:

●	Pictet or an associate (which is, broadly, an entity within the Pictet Group) may undertake regulated activities for other clients;

●	a director or employee of Pictet or of an associate may be a director of, hold or deal in securities of, or is otherwise interested in any company whose securities are held or dealt in on your behalf;

●	a transaction is effected in securities issued by an associate or the client of an associate;

●	a transaction is effected in securities in respect of which Pictet or an associate may benefit from a commission, fee, mark-up or mark-down payable otherwise than by a client, and/or Pictet or an associate also may be remunerated by the counterparty to any such transaction;

●	Pictet deals on a client’s behalf with, or in the securities of, an associate;

●	Pictet may act as agent for a client in relation to transactions in which it also is acting as agent for the account of other customers and/or associates;

●	a transaction is effected in units or shares of in-house funds or connected investment trusts or of any company of which Pictet or an associate is the manager, operator, banker, adviser, custodian or trustee;

●	Pictet may effect transactions involving placings and/or new issues with an associate which may be acting as principal or receiving agent’s commission;

●	a transaction is effected in securities of a company for which Pictet or an associate has underwritten, or managed or arranged an issue or offer for sale, within the previous 12 months;

●	a transaction is effected in securities in respect of which Pictet or an associate, or a director or employee of Pictet or an associate, is contemporaneously trading or has traded on its own account or has either a long or short position.

Side-by-side management. Pictet manages other accounts with substantially similar investment strategies. This so-called side-by-side management of different accounts with similar investment strategies involves potential conflicts of interest.

These potential conflicts include the favorable or preferential treatment of an account or a group of accounts, conflicts related to the allocation of investment opportunities, particularly with respect to securities that have limited availability, such as initial public offerings, and transactions in one account that closely follow related transactions in a different account (e.g. purchase of securities for an account after a purchase of the same securities for another account has increased the value of the securities).

In addition, individual fund managers can receive a higher performance related bonus from managing total return funds compared to managing long-only funds.

Therefore, the results of the investment activities for one account could differ significantly from the results achieved by Pictet for other accounts.

Pictet manages accounts with similar investment strategies which have different rates of management fees. Therefore, the accounts paying Pictet the higher management fees could incentivize Pictet to favor them over the client accounts paying lower management fees.

Pictet mitigates these conflicts in the following ways:

●	Pictet’s trade allocation policy requires that the trade allocation for each account must be pro-rata with the size of each client’s order, after considering market convention e.g. standard lot size and uneconomic allocations. Regular compliance monitoring is carried out to ensure adherence to this policy.

●	Pictet aims to allocate investment opportunities fairly, and Pictet monitors this on an on-going basis by reviewing the performance and investment risk of similar accounts.

In certain circumstances, particularly when affiliates launch a new product or provide the initial seed money, such products can be wholly or principally owned by affiliates or their clients at the outset. The ownership interest of the Pictet Group in these products or funds can give Pictet an incentive to favor them over other client accounts.

Pictet exercises investment responsibility or takes other actions for some clients that can differ from the management given, or the timing and nature of actions taken, for other clients. This can result in materially different positions in different accounts including being long a security in certain accounts and being short in the same security in other accounts managed by Pictet. Pictet can also take positions in different directions in the same issuer for equity and fixed income accounts. However, Pictet seeks to ensure that over the long term, all clients are treated as fairly and equitably as possible relative to each other.

Investment results for different accounts, including accounts that are generally managed in a similar style, can also differ as a result of other factors such as cash availability for an account, the timing of an account opening, additions or withdrawals of assets, or due to client investment restrictions. Some clients may not be able to participate at all in some investments in which other clients participate or may participate to a different degree or at a different time than other clients do.

Pictet’s portfolio strategies for some clients could conflict with its strategies for other clients and could affect the prices and availability of the securities and other financial instruments in which clients invest. To address these conflicts, Pictet’s policies and procedures provide that investment decisions are made without consideration of the pecuniary interests of Pictet, and instead are made in accordance with its fiduciary duties to all client accounts.

Portfolio Manager Compensation. Pictet’s remuneration scheme is directly related to the performance of the individual, his/her team and of the institutional asset management division under the Pictet Group. For the investment staff and senior management team, remuneration comprises salary, bonus and the Pictet Group parts. The bonus and parts elements of compensation are structured to reflect individual performance and the long-term value of the individual to the group. To increase the objectivity of the assessment, the Pictet Group uses Balanced Scorecards (BSC) to enable a direct link to be made between the calculation of the discretionary element of remuneration, the performance of the individual, his or her unit and Pictet. An element of pay is also linked to the profits of the Pictet Group as a whole. The BSC includes a range of quantitative and qualitative objectives, each of which is linked to the overall objectives of Pictet Group’s business and weighted according to its relative significance. Among the precisely measurable objectives are risk adjusted investment performance, revenue growth on new business and client retention. For investment managers, the dominant factor is investment performance. For the funds, the managers’ performance is measured on an after-tax basis against the index. Qualitative measures are classified under processes & innovation, and people & skills, and include team management, recruitment goals and peer cooperation. Pictet employees are also eligible to participate in Pictet Group’s pension and insurance plans.

THE DISTRIBUTOR

The Trust and the Distributor, Foreside Fund Services, LLC, are parties to a distribution agreement (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares and distributes the shares of the Funds. Shares of the Funds are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute shares of the Funds in amounts less than a Creation Unit. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the FINRA.

The Distributor may enter into agreements with securities dealers wishing to purchase Creation Units if such securities dealers qualify as Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement with respect to each Fund must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of the Fund’s outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment.

The Distributor also may provide trade order processing services pursuant to a services agreement with the Trust.

Plan of Distribution. The Trust has adopted a Plan of Distribution with respect to the Funds (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan will be made during the twelve (12) month period from the date of this SAI. Thereafter, 12b-1 fees may only be imposed after approval by the Board.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of any class of the Fund that is affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares of the Fund. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) costs of printing and distributing the Fund’s prospectuses, statements of additional information and reports to prospective investors in the Fund; (ii) advertising and marketing expenses and costs involved in preparing, printing and distributing sales literature pertaining to the Fund and reports for persons other than existing shareholders; and (iii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

THE ADMINISTRATOR

Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, MA 02110, serves as the administrator to the Funds.

For services provided under the administration agreement with the Trust, BBH is entitled to a fee based on assets under management, paid by Pictet. The Funds are new and, therefore, Pictet has not paid BBH any fees for administrative services to the Funds as of the date of this SAI.

THE CUSTODIAN

BBH, located at 50 Post Office Square, Boston, MA 02110 , serves as the custodian of the Funds (the “Custodian”). The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

THE TRANSFER AGENT

BBH, located at 50 Post Office Square, Boston, MA 02110, serves as transfer agent and dividend disbursing agent of the Funds.

FUND OFFICER SERVICES

Under a Fund PEO, Secretary, PFO/Treasurer, CCO and AMLO Agreement (the “Officer Agreement”) with the Trust, Foreside Fund Officer Services, LLC, an affiliate of the Distributor, provides a President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer and Treasurer to the Trust. The Officer Agreement with respect to the Funds continues in effect until terminated. The Officer Agreement is terminable with or without cause and without penalty by the Board or by Foreside Fund Officer Services, LLC with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the Board will have the right to remove the Officers at any time, with or without cause, without the payment of any penalty.

 LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[________], [________], serves as independent registered public accounting firm for the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

Policy on Disclosure of Portfolio Holdings

The Board has adopted a policy regarding the disclosure of information about the Funds’ security holdings.

A Fund’s entire portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly available internet websites. In addition, the composition of the in-kind creation basket and the in-kind redemption basket is publicly disseminated daily prior to the opening of the Exchange via the NSCC.

Greater than daily access to information concerning a Fund’s portfolio holdings will be permitted (i) to certain personnel of service providers to the Funds involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Funds’ service providers who deal directly with, or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the agreements with the Funds and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information also may be disclosed (i) to other entities that provide services to each Fund, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC.

Each Fund will disclose its complete portfolio holdings in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year-end, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose any of the Fund’s portfolio holdings or other investment positions (whether in writing, by fax, by e-mail, orally, or by other means) except in accordance with this policy. The Trust’s CCO may authorize disclosure of portfolio holdings. The Board reviews the implementation of this policy on a periodic basis.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds (or series) and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares of each fund are entitled upon liquidation to a pro rata share in the net assets of that fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. No certificates representing the ownership of shares will be issued except as the Trustees may otherwise determine from time to time. Each fund’s shares, when issued, are fully paid and non-assessable.

Each share of a fund has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

Under the Declaration of Trust, the Trustees have the power to liquidate a fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, employee, investment adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that each person who is, or has been, a Trustee, officer, or employee of the Trust, or any person who is serving or has served at the Trust’s request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him or her in settlement thereof. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

SHAREHOLDER RIGHTS

Derivative Claims of Shareholders. The Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders in the name of the Trust or the Fund in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. In addition, the Declaration of Trust provides that actions that are derivative in nature may not be brought directly. Prior to bringing a derivative action, a written demand must first be made on the Trustees by no less than three shareholders who are unaffiliated and unrelated to each other. Further, shareholders who collectively own shares representing 5% or more of all outstanding shares to which the action relates must join in initiating the derivative action. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If upon such consideration a majority of the Trustees who are considered independent for the purposes of considering the demand determine that such a suit should be maintained, then the appropriate officers of the Trust shall either cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively or permit the complaining shareholders to proceed derivatively. If, however, a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund.

Only if required by law shall the Trust be responsible for payment of attorneys’ fees and legal expenses incurred by a shareholder bringing a derivative or direct action. If a demand is rejected, and a court determines that the derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration of Trust, the shareholder(s) bringing the action will be responsible for the Fund’s costs, including attorneys’ fees.

No shareholder may bring a direct action unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Trust generally.

Forum for Adjudication of Disputes. The Declaration of Trust provides that Covered Actions must be brought exclusively in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the Uniform Civil Rules for the Supreme Court, including § 202.70 thereof (each, a “Designated Court”). The Trust, its Trustees, officers, employees and Shareholders (a) waive any objection to venue in either Designated Court, and (b) waive any objection that either Designated Court is an inconvenient forum. This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that such shareholder finds favorable or convenient with respect to disputes with the Trust, the Funds, Trustees, Officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims.

Each of the foregoing provisions do not apply to claims under the federal securities laws.

Waiver of Right to Jury Trial. Shareholders waive their right to a jury trial for actions commenced by a shareholder (i) directly, against (a) the Trust or the Fund, (b) its Trustees or officers related to, arising out of or concerning the Trust, its business or operations, and/or (c) otherwise related to, arising out of or concerning the Trust, its business or operations or (ii) derivatively in the right or name of, or on behalf of the Trust or the Fund (“Covered Actions”).

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and a Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, a Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

Each Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, a Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain best execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. A Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

The Sub-Advisers may use a Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. Any brokerage and research services that a Sub-Adviser obtains from broker-dealers using client brokerage commissions are obtained in arrangements that are consistent with Section 28(e) of the Exchange Act. Section 28(e) of the Exchange Act permits the Sub-Advisers, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Sub-Advisers may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, a Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to a Sub-Adviser, but only if such Sub-Adviser expects the total commission (including the soft dollar benefit) to be comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; (2) cause clients to engage in more securities transactions than would otherwise be optimal; and (3) only recommend brokers that provide soft dollar benefits.

Each Sub-Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because a Sub-Adviser is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Sub-Adviser’s expenses to the extent that the Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Sub-Advisers to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by a Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by such Sub-Adviser, effectively cross subsidizing the other accounts managed by the Sub-Adviser that benefit directly from the product. The Sub-Advisers may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.

Each Sub-Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by a Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with each Sub-Adviser’s fiduciary obligations to all by the Sub-Advisers. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Funds are new and therefore did not pay brokerage commissions during the past fiscal year.

Directed Brokerage. The Funds are new and therefore did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Sub-Advisers.

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of a Fund, the Advisers, the sub-advisers, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by a Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

The Funds are new and therefore did not pay brokerage commissions to affiliated brokers during the past fiscal year.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year or period. “Regular brokers or dealers” of a Fund are the ten brokers or dealers that, during the most recent fiscal year or period: (i) received the greatest dollar amounts of brokerage commissions from a Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of a Fund; or (iii) sold the largest dollar amounts of a Fund’s shares.

The Funds are new and therefore did not hold any securities of their “regular brokers and dealers” during the past fiscal year.

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by Pictet based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

Depository Trust Company (“DTC”) acts as securities depositary for the Funds’ shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares of the Funds.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares of the Funds is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares of the Funds (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares of the Fund. The Trust recognizes DTC or its nominee as the record owner of all shares of the Funds for all purposes. Beneficial Owners of shares of the Funds are not entitled to have such shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares of the Funds.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares of the Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares of the Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Fund. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares of the Fund held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of shares of the Fund, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Funds are new and, therefore, no person owned of record or beneficially 5% or more of the Funds’ shares as of the date of this SAI.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

Each Fund issues and redeems its shares on a continuous basis, at NAV, only in a large, specified number of shares called a “Creation Unit,” generally in-kind for securities and a “Cash Component,” as described below, or, under certain circumstances, in cash for the value of such securities (see “Cash Purchase Method” described below). The NAV of the Fund’s shares is determined once each business day, as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.

PURCHASE (CREATION). The Trust issues and sells shares of the Funds only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any business day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). A Fund will not issue fractional Creation Units. A business day is, generally, any day on which the Exchange is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of each Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in a Fund’s portfolio and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares of a Fund (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

Each Fund, through NSCC, makes available on each business day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous business day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for each Fund Deposit for a Fund changes as portfolio adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of a Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash.

CASH PURCHASE METHOD. The Trust may at its discretion permit full or partial cash purchases of Creation Units of a Fund. When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee and any other applicable fees, taxes, and additional variable charges. The Adviser may retain all or a portion of the creation transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the creation transaction fee is designed to cover.

All orders to purchase shares directly from a Fund, including custom orders, must be placed for one or more Creation Units in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, a Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook or applicable order form. The Custodian will notify the Distributor of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the applicable cut-off time on such business day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” for a Fund is generally the business day after the Order Placement Date. However, the Funds reserve the right to settle transactions on a basis other than the business day after the Order Placement Date.

All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. Upon written notice to the Distributor, such canceled order may be resubmitted the following business day using the Fund Deposit as newly constituted to reflect the then current NAV of a Fund.

The order shall be deemed to be received on the business day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook, order form, and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the business day following the day on which the purchase order is deemed received by the Distributor. However, each Fund reserves the right to settle Creation Unit transactions on a basis other than the business day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to a Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares of a Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by the time set forth in the Participant Agreement on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income, and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a creation transaction fee as set forth below under “Creation Transaction Fee” may be charged and an additional variable charge also may apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent in respect of a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process; and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying net asset value of a Fund, the Trust does not intend to suspend acceptance of orders for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

CREATION TRANSACTION FEE. A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard creation transaction fee for a Fund regardless of the number of Creation Units created in the transaction, is set forth in the table below.

Fund	Creation Transaction Fee
Pictet Emerging Markets Debt ETF	$[-]
Pictet Emerging Markets Rising Economies ETF	$[-]
Pictet AI Enhanced International Equity ETF	$[-]
Pictet AI & Automation ETF	$[-]
Pictet Cleaner Planet ETF	$[-]

A Fund may adjust the creation transaction fee from time to time. The creation transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. A Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate adjustments of a Fund’s portfolio in a more efficient manner than could have been achieved without such order.

Investors who use the services of an Authorized Participant, a broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the transaction fee is designed to cover.

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because a Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the 1933 Act. For example, a shareholder could be deemed a statutory underwriter if such shareholder purchases Creation Units from a Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with a Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act.

REDEMPTION. Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a business day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares of a Fund in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each business day, the list of the names and share quantities of a Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities, as announced by the Custodian on the business day of the request for redemption received in proper form, plus cash in an amount equal to the difference between the NAV of the shares of a Fund being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the NAV of a Fund’s shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD. Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of a Fund, when full or partial cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

REDEMPTION TRANSACTION FEE. A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard redemption transaction fee for a Fund, regardless of the number of Creation Units redeemed in the transaction, is set forth in the table below.

Fund	Redemption Transaction Fee
Pictet Emerging Markets Debt ETF	$[-]
Pictet Emerging Markets Rising Economies ETF	$[-]
Pictet AI Enhanced International Equity ETF	$[-]
Pictet AI & Automation ETF	$[-]
Pictet Cleaner Planet ETF	$[-]

Each Fund may adjust the redemption transaction fee from time to time. The redemption transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to a Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for a Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. Each Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of an Authorized Participant, a broker or other such intermediary may be charged a fee for such services, which may include an amount for the redemption transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Trust. The non-standard charges are payable to a Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The Adviser may retain all or a portion of the redemption transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the redemption of a Creation Unit, which the redemption transaction fee is designed to cover.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares of a Fund through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected, unless, to the extent contemplated by the Participant Agreement, collateral is posted in an amount equal to a percentage of the value of the missing shares of a Fund as specified in the Participant Agreement (and marked to market daily).

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares of a Fund to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one business day of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than one business day after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund also may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Pursuant to the Participant Agreement, an Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust regarding the Authorized Participant’s ability to tender for redemption the requisite number of shares of a Fund. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in a Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares of a Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of a Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not business days for a Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Exchange, on days when the NAV of a Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the securities owned by a Fund or determination of the NAV of the shares of a Fund is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

The net asset value or “NAV” of a Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Eastern time. Current net asset values per share for a Fund are available at [___________].

The NAV per share of a Fund is determined by dividing the value of the net assets of the Fund (i.e., the total value of the Fund’s portfolio investments and other assets, less any liabilities) by the total number of outstanding shares. For the Fund, NAV is not determined (and accordingly, transactions in shares of the Funds are not processed) on any day when the NYSE is closed for business.

Please refer to “Determination of Net Asset Value” in the Prospectus for additional information. In addition, to the extent a Fund holds portfolio securities listed on exchanges (e.g., non-U.S. exchanges) that are open for trading on days when the Fund’s NAV is not determined (e.g., a U.S. holiday on which the NYSE is closed for business), the net value of the Fund’s assets may change significantly on days when shares cannot be redeemed.

Under Rule 2a-5 under the 1940 Act, which addresses valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company, a fund’s board is permitted to designate the fund’s primary investment adviser as “valuation designee” to perform the fund’s fair value determinations, subject to board oversight and certain reporting and other requirements. As of the date of this SAI, each Fund’s investment adviser serves as valuation designee for purposes of compliance with Rule 2a-5 under the 1940 Act and makes fair value determinations with respect to Fund investments, as necessary.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. The Pictet AI Enhanced International Equity ETF, Pictet AI & Automation ETF and Pictet Cleaner Planet ETF pay out dividends from net investment income, if any, at least annually. The Pictet Emerging Markets Rising Economies ETF pays out dividends from its net investment income, if any, quarterly. The Pictet Emerging Markets Debt ETF pays out dividends from its net investment income, if any, monthly. Dividends from net investment income will fluctuate over time.

Each Fund distributes its net realized capital gains, if any, to investors at least annually. Each Fund is permitted to declare and pay dividends of its net investment income and net capital gains, if any, more frequently to comply with the distribution requirements of the Code and the provisions of the 1940 Act.

Dividends and other distributions on shares of each Fund are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Each Fund will make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of a Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income and/or capital gains.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of a Fund at NAV per share. Distributions reinvested in additional shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is a summary of certain federal income tax considerations generally affecting a Fund and its shareholders that supplements the discussions in the prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of a Fund or its shareholders, and the discussion here and in the prospectus is not intended to be a substitute for careful tax planning. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged arrangement.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information should be read in conjunction with the section in the prospectus entitled “Dividends, Distributions and Taxes.”

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Taxation of the Funds. Each Fund intends to elect and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Code. As such, a Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, each Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (including for this purpose, dividends, taxable interest, the excess of net short-term capital gains over net long-term capital losses, less operating expenses), computed without regard to the dividends-paid deduction, and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of a Fund’s taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of a Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, a Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to the extent of a Fund’s current and accumulated earnings and profits to its shareholders, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. If a Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax and related liabilities in the Fund’s NAV. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which a Fund failed to qualify for tax treatment as a RIC. In addition, a Fund may be required to pay substantial amounts of taxes and interest charges. The Board reserves the right not to maintain the qualification of each Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

Although the Funds intend to distribute substantially all of its net investment income and its capital gains for any taxable year, if a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by a Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If a Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the second paragraph of this section “Taxation of the Funds.”

As discussed more fully below, each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year's distribution. For this purpose, any ordinary income or capital gain net income retained by a Fund and subject to corporate income tax will be considered to have been distributed. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax but can make no assurances that such tax liability will be entirely eliminated. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause such Fund to accrue additional income and gains after such Fund has already made its excise tax distributions for the year. In such a situation, a Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, each Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid a federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining a Fund’s net investment income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward to offset its capital gains in future years. A Fund is permitted to carry forward a net capital loss to offset its capital gains, if any, in years following the year of the loss. A Fund must apply such carryforwards first against gains of the same character. A Fund is permitted to carryforward indefinitely a net capital loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to a Fund and shall not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses (i.e., ordinary losses). Net losses realized from foreign currency-related and other instruments, as well as expenses borne by a Fund, may give rise to losses that are treated as ordinary losses. A Fund cannot carry forward such losses to subsequent taxable years to offset net investment income or short-term capital gains. This may result in a Fund realizing economic losses for which it does not receive a corresponding benefit from a U.S. federal income tax perspective. A Fund’s ability to use ordinary losses to reduce otherwise distributable net investment income or short-term capital gains may be limited by reason of direct or indirect changes in the actual or constructive ownership of a Fund. A Fund’s ability to utilize these and certain other losses to reduce distributable net realized capital gains in subsequent taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of a Fund. Moreover, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Taxation of Shareholders – Distributions. A Fund earns income generally in the form of dividends, interest on investments and other sources. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income. A Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any available capital loss carryforwards). A Fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction, the portion of dividends which may qualify for treatment as qualified dividend income, and the amount of exempt-interest dividends, if any.

Subject to certain limitations, dividends reported by a Fund as qualified dividend income will be taxable to non-corporate shareholders at rates applicable to capital gains, provided certain requirements are met. Dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by a Fund. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend generally will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the stock on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the stock becomes ex-dividend (which is the day on which declared distributions (dividends or capital gains) are deducted from a Fund’s assets before it calculates the NAV) with respect to such dividend or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before such date, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, (iii) a Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. The holding period requirements described in this paragraph apply to shareholders’ investments in a Fund and to a Fund’s investments in underlying dividend-paying stocks. Dividends treated as received by a Fund from an underlying fund taxable as a RIC or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such underlying RIC or REIT. A Fund’s participation in the lending of securities may affect the amount, timing, and character of distributions to its shareholders. If a Fund participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, a Fund may report all distributions of such income as qualified dividend income.

Certain dividends received by a Fund from U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) when distributed and appropriately so reported by a Fund may be eligible for the dividends received deduction generally available to corporations under the Code. Dividends received by a Fund from REITs will not be eligible for that deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their shares, and, if they borrow to acquire or otherwise incur debt attributable to shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its Fund shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from a Fund’s net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from a Fund's net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

If a Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares. A Fund may make distributions in excess of its net investment income and net realized capital gain for a taxable year that are nonetheless supported by earnings and profits. In such cases, the distributions may be taxable as ordinary dividends, even though the distributed excess amounts would not have been subject to tax if retained by a Fund.

Distributions that are reinvested in additional shares of a Fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

A 3.8% tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of shares) are generally taken into account in computing a shareholder's net investment income, but exempt-interest dividends generally are not taken into account.

A Fund’s shareholders will be notified annually by financial intermediaries, such as brokers, through which a shareholder holds Fund shares as to the federal tax status of all distributions made by a Fund (i.e., annual shareholder tax reporting information). Shareholders who have not held a Fund’s shares for a full year should be aware that a Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of a Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in a Fund. Distributions of ordinary income and capital gains also may be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

Taxation of Shareholders – Sale of Shares. In general, assuming shares of a Fund are held as a capital asset, a sale of shares results in capital gain or loss. A sale of shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses.

A loss realized on a sale of shares may be disallowed if substantially identical shares are acquired (whether through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxation of Fund Investments. Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to wash sales, a wide range of debt and fixed income instruments, hedging transactions, passive foreign investment companies, controlled foreign corporations, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by a Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to annually mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without receiving cash with which to make distributions to its shareholders in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. A Fund intends to monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records in order to preserve a Fund’s qualification for treatment as a RIC.

Certain investments made by a Fund may be treated as equity in passive foreign investment companies (“PFICs”) for federal income tax purposes. In general, a PFIC is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If a Fund acquires any equity interest in a PFIC, a Fund could be subject to U.S. federal income tax and nondeductible interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by a Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing Fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain (subject to the Distribution Requirement applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the Fund level, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to a Fund. Gains from the sale of stock of PFICs also may be treated as ordinary income. Amounts included in income each year by a Fund arising from a qualified electing Fund election, will be “qualifying income” under the Qualifying Income Requirement even if not distributed to a Fund, if a Fund derives such income from its business of investing in stock, securities or currencies. The Funds intend to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. In order for a Fund to make a qualified electing Fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. A Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its returns from these investments. Dividends received by a Fund from a PFIC generally will not constitute qualified dividend income or qualify for the dividends received deduction.

A U.S. person that owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” If a Fund is a “U.S. Shareholder” of a CFC, a Fund will be required to include in its gross income for United States federal income tax purposes the CFCs “subpart F income” (described below) and any “global intangible low-taxed income” (“GILTI”), whether or not such income is distributed by the CFC. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets. A Fund’s recognition of “subpart F income” or GILTI will increase the Fund’s tax basis in the CFC. Distributions by a CFC to a Fund will be tax-free, to the extent of its previously undistributed “subpart F income” or GILTI, and will correspondingly reduce the Fund’s tax basis in the CFC. “Subpart F income” and GILTI are generally treated as ordinary income, regardless of the character of the CFC's underlying income. Dividends received by a Fund from a CFC generally will not constitute qualified dividend income or qualify for the dividends received deduction.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund.

Each Fund may invest in U.S. REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Pursuant to Treasury regulations, distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by a Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues its annual shareholder tax reporting information. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your annual shareholder tax reporting information. When such reclassification is necessary, a Fund (or a financial intermediary, such as a broker, through which a shareholder owns shares) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued annual shareholder tax reporting information, in completing your tax returns.

Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to a Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will generally be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by a Fund and, in turn, may be distributed by a Fund to shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

Each Fund’s transactions in foreign currencies, forward foreign currency contracts, debt obligations issued or purchased at a discount or a premium, inflation-indexed bonds, asset backed securities and other investments will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax described above. The Funds intend to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes on the Funds.

Additionally, the Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Requirement described above if such gains are not directly related to a RIC’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing a Fund’s status as a RIC for all years to which the regulations are applicable.

Foreign Taxes. Investment income received by a Fund from sources within foreign countries, capital gains and/or other sources of income or proceeds may be subject to foreign income taxes withheld at the source and/or that are self-assessed. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

It is impossible to determine the effective rate of foreign tax for a Fund in advance, since the amount of the assets to be invested within various countries is not known. In some cases, a Fund may seek a refund in respect of taxes paid to a non-U.S. country, but a Fund runs the risk that its efforts will not be successful, resulting in additional expenses with no corresponding benefits. In addition, a Fund runs the risk that its pursuit of a tax refund may subject it to administrative and judicial proceedings in the country where it is seeking the refund. It may be determined that a Fund should not seek a refund, even if a Fund is entitled to one. The process of seeking a refund may take years, and the outcome of efforts to obtain a refund for a Fund is inherently uncertain. Accordingly, a refund (less related estimated or actual tax liabilities, if applicable) is not typically reflected in a Fund’s net asset value until the refund is determined to be collectible and free from significant contingencies. In some cases, the amount of such refunds could be material to a Fund’s net asset value. If a shareholder redeems shares of a Fund before a refund (as finally determined) is reflected in a Fund’s net asset value, the shareholder will not realize the benefit of that refund.

If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its respective taxable year consist of certain foreign securities (generally including foreign government securities), then a Fund should be eligible to file an election with the IRS that may enable its shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.

Pursuant to this election, a Fund would treat the applicable foreign taxes as dividends paid to its shareholders. Each such shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If a Fund makes this election, the Fund will report annually the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not make this election, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. In certain instances, a Fund might not elect to apply otherwise allowable U.S. federal income tax deductions for those foreign taxes, whether or not credits or deductions for those foreign taxes could be passed through to its shareholders pursuant to the election described above. If a Fund does not elect to apply these deductions, taxable distributions you receive from the Fund may be larger than they would have been if the Fund had taken deductions for such taxes. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of your Fund shares could be reduced and/or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced by an amount equal to all or a portion of such refund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged arrangement (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund where, for example, (i) the Fund invests in REITs that hold residual interests in REMICs, (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Certain tax-exempt educational institutions will be subject to excise taxes on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.

A Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.

Foreign Shareholders. Distributions derived from taxable ordinary income and paid by a Fund to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Any foreign shareholders in a Fund may be subject to U.S. withholding and estate tax and such shareholders are urged to consult their own tax advisors concerning the applicability of such taxes and the proper withholding form(s) to be submitted to a shareholder’s financial intermediary. A foreign shareholder who fails to provide an appropriate series of IRS Form W-8 may be subject to backup withholding (discussed below) at the appropriate rate.

Dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of a Fund’s net short-term capital gain for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as an interest-related dividend or as a short-term capital gain dividend. Short-term capital gain dividends received by a nonresident alien individual who is present in the United States for a period of periods aggregating 183 days or more during the taxable year are not exempt from the 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), a U.S. withholding tax of 30% will apply to payments to certain foreign entities of U.S.-source interest and dividends unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement. A Fund will not pay additional amounts in respect to any amounts withheld. Non-U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of a Fund’s shares.

A beneficial holder of shares of a Fund who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it also is attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Please consult with your financial intermediary and tax advisor for more information about the importance of maintaining U.S. tax documentation that is in good order.

Backup Withholding. A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number (including via Form W-9) or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S. Please consult with your financial intermediary and tax advisor for more information about the importance of maintaining U.S. tax documentation that is in good order.

Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” (for an Authorized Participant that does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the holder’s circumstances. Any capital gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units. A Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to section 351 of the Code, a Fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. In such case, it is solely incumbent upon the purchaser to provide adequate advance notification to the Trust of its intention to not recognize gain or loss upon the exchange of securities for Creation Units.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency for U.S. federal income tax purposes who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, or upon the use of the non-U.S. currency to pay expenses or acquire assets, recognize as ordinary gains or losses any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption. Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Authorized Participants who are dealers in securities are subject to different tax treatment on the exchange for or redemption of Creation Units. Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss might be deductible.

Certain Potential Tax Reporting Requirements. Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886 (note that other types of shareholders are subject to different thresholds). Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Tax Matters. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. For example, most states permit mutual funds, such as the Funds, to “pass through” to their shareholders the state tax exemption on income earned from investments in some direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities, so long as a fund meets all applicable state requirements. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Funds will not be liable for any corporate excise, income or franchise tax in Delaware if the Funds qualify as RICs for federal income tax purposes.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

UK Tax Position of Certain of the Funds. The following discussion is a summary of some important United Kingdom tax considerations generally applicable to the Pictet Emerging Markets Debt ETF and the Pictet Emerging Markets Rising Economies ETF, both of which are managed by Pictet Asset Management Ltd (each, an “Emerging Markets Fund”). The summary is based on current tax laws and HM Revenue & Customs practice, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Emerging Markets Funds, or the tax consequences of an investment in the Emerging Markets Funds. An investment in an Emerging Markets Fund may have other tax implications. Please consult a tax advisor about the applicable tax laws.

Each Emerging Markets Fund will be liable to United Kingdom tax on its profits if it is United Kingdom tax resident. However, each Emerging Markets Fund intends that its affairs should be managed and conducted so that the Fund does not become United Kingdom tax resident for United Kingdom tax purposes.

An Emerging Markets Fund or its shareholders could also be liable to United Kingdom tax on its profits to the extent derived from a trade carried on by the Fund in the United Kingdom (including where the Fund carries on a trade in the United Kingdom through a fixed place of business or agent in the United Kingdom that constitutes a “permanent establishment” for United Kingdom tax purposes). Whether or not the activities of an Emerging Markets Fund amount to trading is not always clear. However, even if the Emerging Markets Fund is carrying on a trade, where this trade is carried out in the United Kingdom through a broker or investment manager acting as an agent of independent status in the ordinary course of its business, such that the “investment manager exemption” is met, the Fund and its shareholders will not be subject to United Kingdom corporation tax or income tax on its profits. The Adviser and Sub-Advisers each intend and expects that its affairs will be managed and conducted so that the requirements of the “investment manager exemption” are met, insofar as this is within their respective control. However, it cannot be guaranteed that the necessary conditions will at all times be met.

If an Emerging Markets Fund receives interest or certain other income that has a United Kingdom source, such income may be received after deduction of United Kingdom income tax at source. Furthermore, an Emerging Markets Fund and/or its shareholders may be subject to United Kingdom tax on certain income and capital gains realized on the disposal of certain real estate assets in the United Kingdom.

FINANCIAL STATEMENTS

The Funds are new and, therefore, do not have any financial statements. The Funds’ financial statements will be available after the Funds have completed their first fiscal year of operations.

Appendix A

PROXY VOTING POLICIES AND PROCEDURES

The following principles are used to define the securities eligible for proxy voting:

● For actively managed funds, we aim to vote on 100% of equity holdings.

The overarching purpose of our voting is to protect and promote the rights and long-term interests of our clients as shareholders. We consider it our responsibility to engage with and challenge companies’ management to ensure that the issuers we invest in on our clients’ behalf are well-run, adhere to their strategy and deliver shareholder value. We aim to support a strong culture of corporate governance, effective management of environmental and social issues and comprehensive reporting according to credible standards.

Voting Guidelines

In line with our Active Ownership Guidelines on Corporate Governance, our proxy voting guidelines uphold generally accepted standards for well-governed companies They address the way companies are directed and controlled and cover the central pillars of corporate governance including board & management, executive remuneration, risk control & reporting, and investors’ rights. Given that the long-term interests of shareholders are the paramount objective, we do not always support the management of companies and may vote against management from time to time. We also reserve the right to deviate from our voting guidelines to take into account company-specific circumstances.

This activity does not include indirect investments through third-party funds that we invest in on behalf of our clients, where we expect those managers to exercise their votes according to their own policy [and report accordingly to relevant Pictet Asset Management entities.]

Research & Decision Making

To assist us in performing our proxy voting responsibilities, Pictet Asset Management uses the services of third-party specialists to provide research and to facilitate the execution of voting decisions at all relevant company meetings worldwide. Third-party specialists are tasked with collecting meeting notices for all holdings and researching the implications of every resolution according to voting guidelines defined by Pictet Asset Management. All recommendations are communicated to relevant investment teams and the Responsible Investment (RI) team.

Pictet Asset Management retains full discretion over all voting decisions and always reserves the right to deviate from third-party voting recommendations, on a case-by-case basis, in order to act in the best interests of our clients. Such divergences may be initiated by investment teams or by the RI team and must be supported by written rationale. In instances when consensus cannot be reached between the investments teams and RI team, the decision is escalated to relevant Chief Investment Officers (CIOs) and, if necessary, the Head of Investments.

 A-1

Shareholder Resolutions

Shareholder resolutions at Annual General Meetings (AGMs)/Extraordinary General Meetings (EGMs) are evaluated in accordance with Pictet Asset Management’s voting guidelines. Evaluations are based on their own merits and are supported when they would improve the company’s corporate governance or business profile at a reasonable cost.

Pictet Asset Management does not usually assume the role of an activist investor and does not initiate shareholder resolutions or shareholder groups. However, Pictet Asset Management may consider supporting the submission of shareholder resolutions initiated by third-parties, or joining shareholder groups, based on the following criteria:

● How would the proposal enhance or protect shareholder value in the short-term and long-term?

● Liquidity and other technical issues that may impact specific portfolios, such as a share blocking period between the submission and the general assembly.

● Legal and compliance issues (such as concert party action or transparency requirements relating to ownership size).

Supporting the submission of a shareholder resolution, including the number of shares and corresponding accounts earmarked to support the submission, is subject to agreement by relevant investment teams and the RI team. In cases where no consensus is reached, the decision is escalated to the relevant Chief Investment Officer and, if necessary, the Head of Investments.

 A-2

APPENDIX B

COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

Commercial Paper Ratings

S&P Global Ratings. S&P Global Ratings’ short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings. The following are excerpts from S&P Global Ratings’ short-term issue credit ratings definitions:

A-1 — A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D — A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

Moody’s. Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following are excerpts from Moody’s short-term ratings definitions:

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Corporate Debt Ratings

S&P Global Ratings. An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The following are excerpts from S&P Global Ratings’ long-term issue credit ratings definitions:

AAA — An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C — Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D — An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

NR — NR -- This indicates that a rating has not been assigned or is no longer assigned.

Moody’s. Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following are excerpts from Moody’s long-term obligation ratings definitions:

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid security indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust of The 2023 ETF Series Trust (the “Registrant” or the “Trust”), dated January 23, 2023, as filed with the State of Delaware on January 24, 2023, is incorporated herein by reference to Exhibit (a)(1) to the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001398344-23-011924 on June 9, 2023.

(a)(2)	Declaration of Trust of the Registrant, dated as of January 23, 2023, is incorporated herein by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-23-015384 on August 21, 2023.

(a)(3)	Amended and Restated Declaration of Trust of the Registrant, dated as of September 14, 2023, is incorporated herein by reference to Exhibit (a)(3) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-23-018260 on September 22, 2023.

(b)(1)	Registrant’s Bylaws, dated January 23, 2023, are incorporated herein by reference to Exhibit (b) to the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-23-011924 on June 9, 2023.

(b)(2)	Registrant’s Amended and Restated Bylaws, dated August 15, 2023, are incorporated herein by reference to Exhibit (b)(2) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-23-015384 on August 21, 2023.

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement, dated August 14, 2023, between the Registrant and Eagle Capital Management LLC is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-013307 on July 30, 2024.

(d)(2)	Investment Advisory Agreement, dated August 4, 2023, between the Registrant and Brandes Investment Partners, L.P. is incorporated herein by reference to Exhibit (d)(2) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-23-015384 on August 21, 2023.

(d)(3)	Investment Advisory Agreement, dated October 29, 2024, between the Registrant and Atlas Capital Team Inc. is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-019946 on November 4, 2024.

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(d)(4)	Investment Advisory Agreement, dated December 17, 2024, between the Registrant and Pacific Capital Partners Limited is filed herewith.

(d)(5)	Investment Sub-Advisory Agreement, dated December 17, 2024, between Pacific Capital Partners Limited and North of South Capital LLP is filed herewith.

(d)(6)	Investment Advisory Agreement between the Registrant and Pictet Asset Management SA to be filed by amendment.

(d)(7)	Investment Advisory Agreement between the Registrant and Pictet Asset Management Ltd. to be filed by amendment.

(d)(8)	Investment Sub-Advisory Agreement between Pictet Asset Management Ltd. and Pictet Asset Management (USA) Corp. to be filed by amendment.

(d)(9)	Investment Sub-Advisory Agreement between Pictet Asset Management Ltd. and Pictet Asset Management (Singapore) PTE Ltd. to be filed by amendment.

(e)(1)	ETF Distribution Agreement, dated August 1, 2023, between the Registrant and Foreside Fund Services, LLC (the “Distribution Agreement”) is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-013307 on July 30, 2024.

(e)(2)	First Amendment, dated October 11, 2024, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-019946 on November 4, 2024.

(e)(3)	Second Amendment to the Distribution Agreement, reflecting the addition of the Pictet Emerging Markets Debt ETF, Pictet Emerging Markets Rising Economies ETF, Pictet AI Enhanced International Equity ETF, Pictet AI & Automation ETF, and Pictet Cleaner Planet ETF to be filed by amendment.

(e)(4)	Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-23-015384 on August 21, 2023.

(f)	Not applicable.

(g)(1)	Custody Agreement, dated July 27, 2023, between the Registrant and The Bank of New York Mellon (the “BNY Custody Agreement”) is incorporated herein by reference to Exhibit (g)(1) to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-019459 on October 25, 2024.

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(g)(2)	Amendment, dated October 1, 2024, to the BNY Custody Agreement is incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-019459 on October 25, 2024.

(g)(3)	Amendment, dated October 1, 2024, to the BNY Custody Agreement is incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-019946 on November 4, 2024.

(g)(4)	Global Custodial Services Agreement, dated October 9, 2024, between the Trust and Citibank, N.A. is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-020370 on November 8, 2024.

(g)(5)	Custodian Agreement, between the Trust and Brown Brothers Harriman & Co., to be filed by amendment.

(g)(6)	Foreign Custody Manager Agreement, dated July 28, 2023, between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (g)(3) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-013307 on July 30, 2024.

(h)(1)	Fund Administration and Accounting Agreement, dated July 27, 2023, between the Registrant and The Bank of New York Mellon (the “BNY Fund Administration and Accounting Agreement”) is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-013307 on July 30, 2024.

(h)(2)	Amendment, dated October 1, 2024, to the BNY Fund Administration and Accounting Agreement is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-019946 on November 4, 2024.

(h)(3)	Administrative Agency Agreement, between the Trust and Brown Brothers Harriman & Co., to be filed by amendment.

(h)(4)	Principal Trust Administrator Services Agreement between the Trust and Tidal ETF Services LLC, to be filed by amendment.

(h)(5)	Transfer Agency and Service Agreement, dated July 27, 2023, between the Registrant and The Bank of New York Mellon (the “BNY Transfer Agency and Service Agreement”) is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-013307 on July 30, 2024.

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(h)(6)	Amendment, dated October 1, 2024, to the BNY Transfer Agency and Service Agreement is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-019946 on November 4, 2024.

(h)(7)	Services Agreement, dated November 5, 2024, between the Trust, Citi Fund Services Ohio, Inc. and Citibank, N.A. is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-020370 on November 8, 2024.

(h)(8)	Fund PEO, Secretary, PFO/Treasurer, CCO and AMLO Agreement, dated March 2, 2023, between the Trust and Foreside Fund Officer Services, LLC is incorporated herein by reference to Exhibit (h)(4) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-23-015384 on August 21, 2023.

(h)(9)	Advisory Agreement between the Atlas America CFC and Atlas Capital Team Inc. to be filed by amendment.

(i)(1)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the Eagle Capital Select Equity ETF, Brandes U.S. Small-Mid Cap Value ETF, Brandes U.S. Value ETF, and Brandes International ETF, is incorporated herein by reference to Exhibit (i) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-23-015384 on August 21, 2023.

(i)(2)	Consent to Use of Name of Morgan, Lewis & Bockius LLP is incorporated herein by reference to Exhibit (i)(2) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-23-018260 on September 22, 2023.

(i)(3)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the Atlas America Fund, is incorporated herein by reference to Exhibit (i)(3) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-019946 on November 4, 2024.

(i)(4)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the Pacific NoS Global EM Equity Active ETF, is incorporated herein by reference to Exhibit (i)(4) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-020370 on November 8, 2024.

(i)(5)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the Pictet AI & Automation ETF, Pictet Cleaner Planet ETF, Pictet AI-Enhanced International Equity ETF, Pictet Emerging Markets Rising Economies ETF, and Pictet Emerging Markets Debt ETF, to be filed by amendment.

(j)	Not applicable.

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(k)	Not applicable.

(l)	Subscription Agreement, dated August 1, 2023, between the Trust and RHBP Family, LLC is incorporated herein by reference to Exhibit (l) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-23-015384 on August 21, 2023.

(m)(1)	Plan of Distribution Pursuant to Rule 12b-1 (the “12b-1 Plan”) is incorporated herein by reference to Exhibit (m) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-23-015384 on August 21, 2023.

(m)(2)	Schedule A to the 12b-1 Plan is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-020370 on November 8, 2024.

(m)(3)	Revised Schedule A to the 12b-1 Plan, reflecting the addition of the Pictet Cleaner Planet ETF, Pictet Emerging Markets Debt ETF, Pictet Emerging Markets Rising Economies ETF, Pictet AI Enhanced International Equity ETF, and Pictet AI & Automation ETF, to be filed by amendment.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics of the Registrant, adopted May 31, 2023, as amended July 21, 2023, is incorporated herein by reference to Exhibit (p)(1) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-23-015384 on August 21, 2023.

(p)(2)	Code of Ethics of Eagle Capital Management LLC is incorporated herein by reference to Exhibit (p)(2) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-23-015384 on August 21, 2023.

(p)(3)	Code of Ethics of Brandes Investment Partners, L.P., dated May 2022, is incorporated herein by reference to Exhibit (p)(3) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-23-015384 on August 21, 2023.

(p)(4)	Code of Ethics of Atlas Capital Team Inc. is incorporated herein by reference to Exhibit (p)(4) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-019946 on November 4, 2024.

(p)(5)	Code of Ethics of Pacific Capital Partners Limited, as of March 2023, is incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-020370 on November 8, 2024.

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(p)(6)	Code of Ethics of North of South Capital LLP is incorporated herein by reference to Exhibit (p)(6) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-24-020370 on November 8, 2024.

(p)(7)	Code of Ethics of Pictet Asset Management SA to be filed by amendment.

(p)(8)	Code of Ethics of Pictet Asset Management Ltd. to be filed by amendment.

(p)(9)	Code of Ethics of Pictet Asset Management (USA) Corp. to be filed by amendment.

(p)(10)	Code of Ethics of Pictet Asset Management (Singapore) PTE Ltd. to be filed by amendment.

(q)	Powers of Attorney, dated May 31, 2023, are incorporated herein by reference to Exhibit (q) to the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-272579 and 811-23883), as filed with the SEC via EDGAR Accession No. 0001398344-23-011924 on June 9, 2023.

Item 29.	Persons Controlled by or under Common Control with the Fund

As of the date of this registration statement, the Atlas America Fund (the, “Parent Fund”) owned 100% of its subsidiary, an exempted company organized under Cayman Islands law (the “Subsidiary”). The Subsidiary’s financial information is reported on a consolidated basis with that of the Parent Fund.

Item 30.	Indemnification

Article IX of the Registrant’s Amended and Restated Declaration of Trust states:

Section 9.2.  Limitation of Liability of Trustees and Others. (a) Extent of Duties. No Trustee, officer, or employee of the Trust shall owe any duty, or have any related liability, to any Person whatsoever (including without limitation any Shareholder) other than to the Trust or any Series, and this Declaration of Trust eliminates any such duty arising at law (common or statutory) or in equity and any related liability, to the extent that such duty or liability may be so eliminated.

(b)  No Liability to Third Parties. No person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or any Series, in connection with the affairs of the Trust; and all Persons shall look solely to the Trust Property or Property of a Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.

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All Persons extending credit to, contracting with or having any claim against the Trust or a Series shall look only to the assets of the Trust Property or the Trust Property of such Series for payment under such credit, contract or claim; and neither the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

(c)  Limitation of Liability to Trust and Series.   No person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any Series for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

(d)  No Liability for Acts of Others. Without limiting the foregoing limitations of liability contained in this Section 9.2, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and other Connections of the Investment Adviser

Atlas Capital Team Inc. (“Atlas Capital”), a Delaware corporation principally located at 6 East 1st Street, Suite 5A, New York, NY 10003, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as investment adviser for the Trust’s Atlas America Fund. For information as to the business, profession, vocation or employment of a substantial nature of Atlas Capital and its officers, reference is made to Part B of this Registration Statement and to the Form ADV filed under the Investment Advisers Act of 1940 by Atlas Capital (File No. 801-130378), which is incorporated herein by reference.

Brandes Investment Partners, L.P. (“Brandes”), principally located at 4275 Executive Square, 5th Floor, La Jolla, California 92037, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as investment adviser for the Trust’s Brandes U.S. Small-Mid Cap Value ETF, Brandes International ETF, and Brandes U.S. Value ETF. For information as to the business, profession, vocation or employment of a substantial nature of Brandes and its officers, reference is made to Part B of this Registration Statement and to the Form ADV filed under the Investment Advisers Act of 1940 by Brandes (File No. 801-24896), which is incorporated herein by reference.

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Eagle Capital Management LLC (“Eagle Capital”), a New Jersey limited liability company principally located at 499 Park Avenue, New York, New York 10022, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as investment adviser for the Trust’s Eagle Capital Select Equity ETF. For information as to the business, profession, vocation or employment of a substantial nature of Eagle Capital and its officers, reference is made to Part B of this Registration Statement and to the Form ADV filed under the Investment Advisers Act of 1940 by Eagle Capital (File No. 801-48883), which is incorporated herein by reference.

North of South Capital LLP (“North of South Capital”), a limited liability partnership established in England and Wales principally located at 16 Kinnerton Place South, London SW1X 8EH, United Kingdom, serves as investment sub-adviser for the Trust’s Pacific NoS Global EM Equity Active ETF. For information as to the business, profession, vocation or employment of a substantial nature of North of South Capital and its officers, reference is made to Part B of this Registration Statement and to the Form ADV filed under the Investment Advisers Act of 1940 by North of South Capital (File No. 801-116992), which is incorporated herein by reference.

Pacific Capital Partners Limited (“Pacific Capital”), a private limited company established in England and Wales with registered offices at 74 Wigmore Street, London, W1U 2SQ, United Kingdom, serves as investment adviser for the Trust’s Pacific NoS Global EM Equity Active ETF. For information as to the business, profession, vocation or employment of a substantial nature of Pacific Capital and its officers, reference is made to Part B of this Registration Statement and to the Form ADV filed under the Investment Advisers Act of 1940 by Pacific Capital (File No. 801- 121528), which is incorporated herein by reference.

Pictet Asset Management SA, principally located at 60 Route Des Acacias, Geneva, Switzerland, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as investment adviser for the Trust’s Pictet Cleaner Planet ETF, Pictet AI Enhanced International Equity ETF, and Pictet AI & Automation ETF. A description of the business of Pictet Asset Management SA is set forth under the captions “Fund Management” in the Prospectus and “Management Services” in the Statement of Additional Information, each forming part of this Registration Statement.

Pictet Asset Management Ltd., principally located at Moor House, 120 London Wall, London, United Kingdom, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as investment adviser for the Trust’s Pictet Emerging Markets Rising Economies ETF and Pictet Emerging Markets Debt ETF. A description of the business of Pictet Asset Management Ltd. is set forth under the captions “Fund Management” in the Prospectus and “Management Services” in the Statement of Additional Information, each forming part of this Registration Statement.

Pictet Asset Management (USA) Corp., principally located at 712 5th Avenue, 25th Floor, New York, New York 10018 is a registered investment adviser under the Investment Advisers Act of 1940 and serves as investment sub-adviser for the Trust’s Pictet Emerging Markets Debt ETF. A description of the business of Pictet Asset Management (USA) Corp. is set forth under the captions “Fund Management” in the Prospectus and “Management Services” in the Statement of Additional Information, each forming part of this Registration Statement.

Pictet Asset Management (Singapore) PTE Ltd., principally located at 10 Marina Boulevard #22-01 Tower 2, Marina Bay Financial Centre, Singapore 018983, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as investment sub-adviser for the Trust’s Pictet Emerging Markets Debt ETF. A description of the business of Pictet Asset Management (Singapore) PTE Ltd. is set forth under the captions “Fund Management” in the Prospectus and “Management Services” in the Statement of Additional Information, each forming part of this Registration Statement.

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Item 32.	Principal Underwriters

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	Amplify ETF Trust
15.	Applied Finance Dividend Fund, Series of World Funds Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust
17.	Applied Finance Select Fund, Series of World Funds Trust
18.	Ardian Access LLC
19.	ARK ETF Trust
20.	ARK Venture Fund
21.	Bitwise Funds Trust
22.	BondBloxx ETF Trust
23.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
24.	Bridgeway Funds, Inc.
25.	Brinker Capital Destinations Trust
26.	Brookfield Real Assets Income Fund Inc.
27.	Build Funds Trust
28.	Calamos Convertible and High Income Fund
29.	Calamos Convertible Opportunities and Income Fund
30.	Calamos Dynamic Convertible and Income Fund
31.	Calamos Global Dynamic Income Fund
32.	Calamos Global Total Return Fund
33.	Calamos Strategic Total Return Fund
34.	Carlyle Tactical Private Credit Fund
35.	Cascade Private Capital Fund
36.	Catalyst Strategic Income Opportunities Fund
37.	CBRE Global Real Estate Income Fund
38.	Center Coast Brookfield MLP & Energy Infrastructure Fund
39.	Clifford Capital Partners Fund, Series of World Funds Trust
40.	Cliffwater Corporate Lending Fund
41.	Cliffwater Enhanced Lending Fund
42.	Cohen & Steers ETF Trust
43.	Cohen & Steers Infrastructure Fund, Inc.
44.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers

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45.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
46.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
47.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
48.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
49.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust
50.	Davis Fundamental ETF Trust
51.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
52.	Defiance Quantum ETF, Series of ETF Series Solutions
53.	Denali Structured Return Strategy Fund
54.	Dividend Performers ETF, Series of Listed Funds Trust
55.	Dodge & Cox Funds
56.	DoubleLine ETF Trust
57.	DoubleLine Income Solutions Fund
58.	DoubleLine Opportunistic Credit Fund
59.	DoubleLine Yield Opportunities Fund
60.	DriveWealth ETF Trust
61.	EIP Investment Trust
62.	Ellington Income Opportunities Fund
63.	ETF Opportunities Trust
64.	Evanston Alternative Opportunities Fund
65.	Exchange Listed Funds Trust
66.	Exchange Place Advisors Trust
67.	FlexShares Trust
68.	Fortuna Hedged Bitcoin Fund, Series of Listed Funds Trust
69.	Forum Funds
70.	Forum Funds II
71.	Forum Real Estate Income Fund
72.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
73.	Grayscale Funds Trust
74.	Guinness Atkinson Funds
75.	Harbor ETF Trust
76.	Harris Oakmark ETF Trust
77.	Hawaiian Tax-Free Trust
78.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
79.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
80.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
81.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
82.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
83.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
84.	IDX Funds
85.	Innovator ETFs Trust
86.	Ironwood Institutional Multi-Strategy Fund LLC
87.	Ironwood Multi-Strategy Fund LLC
88.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
89.	John Hancock Exchange-Traded Fund Trust
90.	Kurv ETF Trust
91.	Lazard Active ETF Trust
92.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
93.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
94.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
95.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

10

96.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
97.	Manor Investment Funds
98.	Milliman Variable Insurance Trust
99.	MoA Funds Corporation
100.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
101.	Morgan Stanley ETF Trust
102.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
103.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
104.	Morningstar Funds Trust
105.	NEOS ETF Trust
106.	Niagara Income Opportunities Fund
107.	NXG Cushing® Midstream Energy Fund
108.	NXG NextGen Infrastructure Income Fund
109.	Opal Dividend Income ETF, Series of Listed Funds Trust
110.	OTG Latin American Fund, Series of World Funds Trust
111.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
112.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
113.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
114.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
115.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
116.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
117.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
118.	Palmer Square Funds Trust
119.	Palmer Square Opportunistic Income Fund
120.	Partners Group Private Income Opportunities, LLC
121.	Perkins Discovery Fund, Series of World Funds Trust
122.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
123.	Plan Investment Fund, Inc.
124.	Point Bridge America First ETF, Series of ETF Series Solutions
125.	Precidian ETFs Trust
126.	Preferred-Plus ETF, Series of Listed Funds Trust
127.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
128.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
129.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
130.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
131.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
132.	Renaissance Capital Greenwich Funds
133.	Reynolds Funds, Inc.
134.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
135.	RiverNorth Patriot ETF, Series of Listed Funds Trust
136.	RMB Investors Trust
137.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
138.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
139.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
140.	Roundhill Cannabis ETF, Series of Listed Funds Trust
141.	Roundhill ETF Trust
142.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
143.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
144.	Roundhill Video Games ETF, Series of Listed Funds Trust
145.	Rule One Fund, Series of World Funds Trust

11

146.	Russell Investments Exchange Traded Funds
147.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
148.	Six Circles Trust
149.	Sound Shore Fund, Inc.
150.	SP Funds Trust
151.	Sparrow Funds
152.	Spear Alpha ETF, Series of Listed Funds Trust
153.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
154.	STF Tactical Growth ETF, Series of Listed Funds Trust
155.	Strategic Trust
156.	Strategy Shares
157.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
158.	Tekla World Healthcare Fund
159.	Tema ETF Trust
160.	The 2023 ETF Series Trust
161.	The 2023 ETF Series Trust II
162.	The Cook & Bynum Fund, Series of World Funds Trust
163.	The Community Development Fund
164.	The Finite Solar Finance Fund
165.	The Private Shares Fund
166.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
167.	Third Avenue Trust
168.	Third Avenue Variable Series Trust
169.	Tidal ETF Trust
170.	Tidal Trust II
171.	Tidal Trust III
172.	TIFF Investment Program
173.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
174.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
175.	Timothy Plan International ETF, Series of The Timothy Plan
176.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
177.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
178.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
179.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
180.	Total Fund Solution
181.	Touchstone ETF Trust
182.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
183.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
184.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
185.	T-Rex 2x Long Ether Daily Target ETF
186.	TrueShares Active Yield ETF, Series of Listed Funds Trust
187.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
192.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
194.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
195.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
196.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust

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197.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
198.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
199.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
200.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
201.	U.S. Global Investors Funds
202.	Union Street Partners Value Fund, Series of World Funds Trust
203.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
204.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
205.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
206.	Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust
207.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
208.	Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
209.	Virtus Stone Harbor Emerging Markets Income Fund
210.	Volatility Shares Trust
211.	WEBs ETF Trust
212.	Wellington Global Multi-Strategy Fund
213.	Wilshire Mutual Funds, Inc.
214.	Wilshire Variable Insurance Trust
215.	WisdomTree Digital Trust
216.	WisdomTree Trust
217.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Avenue Suite 2200 Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza Suite 100 Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza Suite 100 Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza Suite 100 Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza Suite 100 Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Avenue Suite 2200 Milwaukee, WI 53202	Treasurer	None
Weston Sommers	Three Canal Plaza Suite 100 Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

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Item 32(c)	Not applicable.

Item 33. Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

Atlas Capital Team Inc.

6 East 1st Street, Suite 5A

New York, New York 10003

Brandes Investment Partners, L.P.

4275 Executive Square, 5th Floor

La Jolla, California 92037

Eagle Capital Management LLC

65 East 55th Street, 26th Floor

New York, New York 10022

North of South Capital LLP

16 Kinnerton Place South

London SW1X 8EH

United Kingdom

14

Pacific Capital Partners Limited

74 Wigmore Street

London, W1U 2SQ

United Kingdom

Pictet Asset Management SA

60 Route des Acacias

Geneva, Switzerland

Pictet Asset Management Ltd.

Moor House, 120 London Wall

London, United Kingdom EC2Y

Pictet Asset Management (USA) Corp.

712 5th Avenue, 25th Floor

New York, New York 10019

Pictet Asset Management (Singapore) PTE Ltd.

10 Marina Boulevard #22-01 Tower 2, Marina Bay Financial Centre

Singapore 018983

The Bank of New York Mellon

240 Greenwich Street
New York, New York 10286

Citibank, N.A.

388 Greenwich Street

New York, NY 10013

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

15

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 9 to the registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Portland and State of Maine, on this 24th day of June, 2025.

The 2023 ETF Series Trust

By:	/s/ Trent Statczar
Trent Statczar President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Robert Howard*	Chair and Member of the Board of Trustees	June 24, 2025
Robert Howard

/s/ Joan Binstock*	Member of the Board of Trustees	June 24, 2025
Joan Binstock

/s/ Thomas F. Lydon, Jr.*	Member of the Board of Trustees	June 24, 2025
Thomas F. Lydon, Jr.

/s/ Ellen Needham*	Member of the Board of Trustees	June 24, 2025
Ellen Needham

/s/ Trent Statczar	President (Principal Executive Officer)	June 24, 2025
Trent Statczar

/s/ Michael Minella	Treasurer (Principal Financial and Accounting Officer)	June 24, 2025
Michael Minella

/s/ Trent Statczar

*	Trent Statczar, Attorney-in-Fact, pursuant to the powers of attorney incorporated herein by reference to Exhibit (q) to the Registrant’s Initial Registration Statement on Form N-1A, as filed with the SEC via EDGAR Accession No. 0001398344-23-011924 on June 9, 2023.

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Exhibit Index

Exhibit Number	Exhibit
EX-99.D4	Investment Advisory Agreement, dated December 17, 2024, between the Registrant and Pacific Capital Partners Limited
EX-99.D5	Investment Sub-Advisory Agreement, dated December 17, 2024, between Pacific Capital Partners Limited and North of South Capital LLP

17